                                                                    EXHIBIT 10

                              PURCHASE AGREEMENT

                                    between

                              THE BOEING COMPANY

                                      and

                    INTERNATIONAL LEASE FINANCE CORPORATION



                     Relating to Boeing Model 777 Aircraft

                          Purchase Agreement Number 1916

                               TABLE OF CONTENTS

                                                         Page          SA
ARTICLES                                                Number        Number
- --------                                               -------        ------
1.   Subject Matter of Sale............................  1-1

2.   Delivery, Title and Risk of Loss..................  2-1

3.   Price of Aircraft.................................  3-1

4.   Taxes.............................................  4-1

5.   Payment...........................................  5-1

6.   Excusable Delay...................................  6-1

7.   Changes to the Detail Specification...............  7-1

8.   Federal Aviation Requirements and
     Certificates and Export License...................  8-1

9.   Representatives, Inspection,
     Flights and Test Data.............................  9-1

10.  Assignment, Resale or Lease....................... 10-1

11.  Termination for Certain Events.................... 11-1

12.  Product Assurance; Disclaimer and
     Release; Exclusion of Liabilities;
     Customer Support; Indemnification and
     Insurance......................................... 12-1

13.  Buyer Furnished Equipment and Spare Parts......... 13-1

14.  Contractual Notices and Requests.................. 14-1

15.  Miscellaneous..................................... 15-1

TABLES
- ------

1.   Aircraft Deliveries and Descriptions..............  S-1

                               TABLE OF CONTENTS

                                                            SA
                                                            Number
                                                            ------
EXHIBITS
- --------


A         Aircraft Configuration.........................

B         Product Assurance Document.....................

C         Customer Support Document......................

D         Price Adjustments Due to
          Economic Fluctuations -
          Airframe and Engines...........................

E         Buyer Furnished Equipment
          Provisions Document............................

F         Defined Terms Document.........................


LETTER AGREEMENTS
- -----------------


1916-1    Disclosure of Confidential
          Information....................................

1916-2    Waiver of Aircraft Demonstration Flights.......

1916-3    Seller Purchased Equipment.....................

1916-4    Spare Parts Support for Flight Training........

1916-5    Promotional Support............................

1916-6    Configuration Decision Matters.................

1916-7    Price Adjustment on Rolls-Royce Engines........

                               TABLE OF CONTENTS

                                                                     SA
                                                                     Number
                                                                     ------
RESTRICTED LETTER AGREEMENTS
- ----------------------------


6-1162-JDR-266      Aircraft Performance Guarantees..............

6-1162-JDR-267      Certain Contractual Matters..................

6-1162-JDR-268      Advance Payment Matters......................

6-1162-JDR-269      Aircraft Configuration Matters...............

6-1162-JDR-270      Lessee Matters...............................

6-1162-JDR-271      * Operator Matters...........................

6-1162-JDR-272      Delivery Schedule Matters....................

6-1162-JDR-273      * Matters....................................

6-1162-JDR-274      Miscellaneous Matters........................

6-1162-JDR-275      Option Aircraft..............................

6-1162-JDR-276      Assignment of Rights, * and * Matters........

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                          PURCHASE AGREEMENT NO. 1916

                                  Relating to

                       BOEING MODEL 777-200IGW AIRCRAFT

                          --------------------------


          This Agreement is entered into as of June 24, 1996 by and between The Boeing Company, a Delaware corporation, with its principal office in Seattle, Washington (Boeing), and International Lease Finance Corporation, a California corporation, with its principal office in the City of Los Angeles, State of California (Buyer).

Accordingly, Boeing and Buyer agree as follows:

ARTICLE 1.     Subject Matter of Sale.

          1.1  The Aircraft.  Boeing will manufacture and deliver to Buyer and
               ------------
Buyer will purchase and accept delivery from Boeing of eighteen (18) Boeing Model 777-200IGW aircraft (the Aircraft) manufactured in accordance with Boeing detail specification described for each applicable engine in Exhibit A, as modified from time to time in accordance with this Agreement (Detail Specification).

          1.2  Additional Goods and Services.  In connection with the sale of
               -----------------------------
the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

          1.3  Performance Guarantees.  Any performance guarantees applicable to
               ----------------------
the Aircraft will be expressly included in this Agreement. Where performance guarantees are included in this Agreement other than within the Detail Specification, such guarantees will be treated as being incorporated in the Detail Specification by this reference.

          1.4  Defined Terms.  For ease of use, certain terms are treated as
               -------------
defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.

                                      1-1

ARTICLE 2.     Delivery, Title and Risk of Loss.
               ---------------------------------

          2.1  Time of Delivery.  The Aircraft will be delivered to Buyer by
               ----------------
Boeing, and Buyer will accept delivery of the Aircraft, in accordance with the schedule set forth in Table 1.

          2.2  Notice of Target Delivery Date.  Boeing will give Buyer notice of
               ------------------------------
the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

          2.3  Notice of Delivery Date.  Boeing will give Buyer at least 7 days'
               -----------------------
notice of the delivery date of the Aircraft. If an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

          2.4  Place of Delivery.  The Aircraft will be delivered at a facility
               -----------------
selected by Boeing in the State of Washington, unless mutually agreed otherwise.

          2.5  Title and Risk of Loss.  Title to and risk of loss of an Aircraft
               ----------------------
will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

          2.6  Bill of Sale.  Upon delivery of an Aircraft Boeing will deliver
               ------------
to Buyer a bill of sale conveying good title to such Aircraft, free of any encumbrances.

                                      2-1

ARTICLE 3.     Price of Aircraft.
               -----------------

          3.1  Definitions.
               ------------

               3.1.1 Special Features are the features incorporated in Exhibit A which have been selected by Buyer.

               3.1.2 Base Airframe Price is the Aircraft Basic Price excluding the price of Special Features and Engines.

               3.1.3 Engine Price is the price established by the Engine manufacturer for the Engines installed on the Aircraft including all accessories, equipment and parts set forth in Exhibit D.

               3.1.4 Aircraft Basic Price is comprised of the Base Airframe Price, the Engine Price and the price of the Special Features.

               3.1.5 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Airframe, Engine and Special Features) as calculated pursuant to Exhibit D.

               3.1.6 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

          3.2  Aircraft Basic Price.
               --------------------

               The Aircraft Basic Price is set forth in Table 1.

          3.3  Aircraft Price.  The Aircraft Price will be established at the
               --------------
time of delivery of such Aircraft to Buyer and will be the sum of:

               3.3.1  the Aircraft Basic Price, set forth in Table 1; plus

               3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Airframe and Engine); plus

               3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

                                      3-1

          3.4  Advance Payment Base Price.
               --------------------------

               3.4.1   Advance Payment Base Price.  For advance payment
                       --------------------------
purposes, the estimated delivery prices of the Aircraft have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth in Table 1.

               3.4.2   Adjustment of Advance Payment Base Prices - Long-Lead
                       -----------------------------------------------------
Aircraft.  For Aircraft scheduled for delivery more than 36 months after the
- --------
date of this Agreement, the Advance Payment Base Prices appearing in Article
3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.

                                      3-2

ARTICLE 4.     Taxes.
               -----

          4.1  Taxes.  In addition to the Aircraft Price, Buyer shall pay to
               -----
Boeing upon demand the amount of any sales, use, value added or other similar transfer taxes, together with any penalties, fines or interest thereon (other than any such penalties, fines or interest resulting from the failure of Boeing seasonably to pay any such tax which it has reason to believe is applicable, unless such nonpayment is directed by Buyer) imposed by any federal, state or local taxing authority within the United States and the amount of all taxes imposed by any taxing authority outside the United States, required to be paid by Boeing as a result of any sale, use, delivery, storage or transfer of any Aircraft, accessory, equipment, part, Buyer Furnished Equipment (as defined in Exhibit E), services, instructions or data furnished or delivered under this Agreement, except U.S. federal income taxes and Washington State business and occupation tax imposed on Boeing (defined as "Taxes"). If Boeing has reason to believe that any such tax is applicable, Boeing shall separately state the amount of such tax in its invoice. If claim is made against Boeing for any such tax, Boeing shall promptly notify Buyer. If seasonably requested by Buyer in writing, Boeing shall, at Buyer's expense, take such action as Buyer may reasonably direct with respect to such claim, and any payment by Boeing of such tax shall be made under protest, if protest is necessary and proper. If payment is made, Boeing shall, at Buyer's expense, take such action as Buyer may reasonably direct to recover such payment and shall, if requested, permit Buyer in Boeing's name to file a claim or prosecute an action to recover such payment.

          4.2  Taxes Relating to Buyer Furnished Equipment.  Buyer is
               -------------------------------------------
responsible for the proper filing of all tax returns, reports and declarations and payment of all taxes related to or imposed on Buyer Furnished Equipment.

                                      4-1

ARTICLE 5.     Payment.
               -------

          5.1  Advance Payment Schedule.  Advance payment for each Aircraft will
               ------------------------
be made to Boeing by Buyer as follows:

Due Date of Payment                         Amount Due per Aircraft
- -------------------                         -----------------------
                                               (Percentage times
                                          Advance Payment Base Price)

Upon signing the Agreement                            1% (less the
                                                          Deposit)

24 months prior to the first                          4%
day of the scheduled delivery
month of the Aircraft

21 months prior to the first                          5%
day of the scheduled delivery
month of the Aircraft

18 months prior to the first                          5%
day of the scheduled delivery
month of the Aircraft

15 months prior to the first                          5%
day of the scheduled delivery
month of the Aircraft

12 months prior to the first                          5%
day of the scheduled delivery
month of the Aircraft

9 months prior to the first                           5%
day of the scheduled delivery
month of the Aircraft

6 months prior to the first                           5%
day of the scheduled delivery
month of the Aircraft                                ___

       Total                                         35%

          5.2  Advance Payment Adjustment.  For each Aircraft scheduled for
               --------------------------
delivery more than 36 months after the date of this Agreement and for which the Advance Payment Base Price is adjusted, Buyer will:

               5.2.1 pay the advance payment due 24 months prior to the scheduled month of delivery for each affected Aircraft in an amount equal to 5% of an amount equal to the

                                      5-1
adjusted Advance Payment Base Price of such Aircraft, after subtracting the total amount of all Deposits and advance payments for such Aircraft previously paid to Boeing, and

               5.2.2 use the adjusted Advance Payment Base Price in determining the amount of remaining advance payments due Boeing for such Aircraft.

          5.3  Payment at Delivery.  The Aircraft Price, less Advance Payments
               -------------------
received by Boeing, is due on delivery of such Aircraft to Buyer.

          5.4  Form of Payments.  All payments due hereunder will be made by
               ----------------
Buyer to Boeing by unconditional deposit in a bank account in the United States designated by Boeing or in other immediately available funds. All prices and payments set forth in this Agreement are in United States Dollars.

          5.5  Monetary and Government Regulations.  Buyer will be responsible
               -----------------------------------
for complying with all monetary control regulations and for obtaining necessary governmental authorizations related to payments hereunder.

                                      5-2

ARTICLE 6.     Excusable Delay.
               ----------------

          6.1  General.  Boeing will not be liable for or be deemed to be in
               -------
default under this Agreement on account of any delay in delivery of any Aircraft or other performance hereunder arising out of causes such as: acts of God; war, armed hostilities, riots, fires, floods, earthquakes or serious accidents; governmental acts or failures to act affecting materials, facilities or Aircraft; strikes or labor troubles causing cessation, slowdown or interruption of work; damage to an Aircraft; failure of or delay in transportation; or inability, after due and timely diligence, to procure materials, systems, accessories, equipment or parts; or arising out of any other cause to the extent it is beyond Boeing's control or not occasioned by Boeing's fault or negligence. A delay resulting from such causes is referred to as an "Excusable Delay".

          6.2  Excusable Delay of 12 Months.
               ----------------------------

               6.2.1  Anticipated Delay.  If Boeing concludes, based on its
                      -----------------
appraisal of the facts and normal scheduling procedures, that due to an Excusable Delay, delivery of an Aircraft will be delayed more than 12 months beyond the month in which delivery is scheduled, Boeing will promptly so notify Buyer in writing and either party may then terminate this Agreement with respect to such Aircraft by giving written notice to the other within 15 days after receipt by Buyer of Boeing's notice. Failure of a party to terminate the purchase of an Aircraft for an Excusable Delay pursuant to this paragraph results in a waiver of that party's right to terminate the purchase of such Aircraft for any delay in delivery caused by such Excusable Delay.

               6.2.2  Actual Delay.  If, due to an Excusable Delay, delivery
                      ------------
of an Aircraft is delayed for more than 12 months beyond the month in which delivery is scheduled, and such right to terminate has not been waived under paragraph 6.2.1, either party may terminate this Agreement with respect to such Aircraft by giving written notice to the other within 15 days after the expiration of such 12-month period.

          6.3  Aircraft Damaged Beyond Repair.  If, prior to delivery, an
               ------------------------------
Aircraft is destroyed or damaged beyond economic repair due to any cause, Boeing will promptly notify Buyer in writing and either party may then terminate this Agreement with respect to such Aircraft. If Boeing does not so terminate this Agreement with respect to such Aircraft, such notice will specify the earliest date

                                      6-1
reasonably possible, consistent with Boeing's other contractual commitments and production capabilities, by which Boeing will deliver a replacement for such Aircraft. This Agreement will thereupon terminate as to such Aircraft, unless Buyer gives Boeing written notice, within 30 days after receipt of Boeing's notice, that Buyer desires the proposed replacement for such Aircraft.

          6.4  Agreement Revision.  If an Aircraft is delayed, or destroyed or
               ------------------
damaged beyond economic repair, and this Agreement is not terminated pursuant to this Article, this Agreement will be appropriately revised.

          6.5  Agreement Termination.
               ---------------------

               6.5.1 Termination under this Article will discharge all obligations and liabilities of Boeing and Buyer hereunder with respect to terminated Aircraft and all related undelivered items and services, except that Boeing will return to Buyer, without interest, all advance payments related to such Aircraft,

               6.5.2 If either party terminates this Agreement as to any Aircraft pursuant to this Article, Boeing may, upon written notice to Buyer within 30 days after such termination and with Buyer's consent, purchase from Buyer any Buyer Furnished Equipment related to such Aircraft, at the invoice prices paid, or contracted to be paid, by Buyer.

          6.6  Exclusive Rights.  The termination rights set forth in this
               ----------------
Article are in substitution for any and all other rights of termination or contract lapse or any other claim arising by operation of law by virtue of delays in performance covered by this Article.

                                      6-2

ARTICLE 7.     Changes to the Detail Specification.
               ------------------------------------

          7.1  Development Changes.  Boeing may, at its own expense and without
               -------------------
Buyer's consent, incorporate Development Changes in the Detail Specification and the Aircraft prior to delivery to Buyer. Development Changes are defined as changes to the basic specification for Model 777-200 aircraft that do not affect the Aircraft Purchase Price or adversely affect Aircraft delivery, guaranteed weight, guaranteed performance or compliance with the interchangeability or replaceability requirements set forth in the Detail Specification. If Boeing makes changes pursuant to this paragraph, Boeing will promptly notify Buyer of such changes.

          7.2  Change Orders.  The Detail Specification and associated
               -------------
provisions of this Agreement may be amended by Change Order or other written agreement between Boeing and Buyer, which will state the particular changes to be made and any effect on design, performance, weight, balance, time of delivery, Aircraft Basic Price and Advance Payment Base Price.

                                      7-1

ARTICLE 8.     Federal Aviation Requirements and Certificates and Export
               ---------------------------------------------------------
               License.
               -------

          8.1  FAA Certificates.
               ----------------

               8.1.1 Boeing will obtain from the Federal Aviation Administration (FAA) a Type Certificate (transport category) issued pursuant to
Part 21 of the Federal Aviation Regulations for the type of aircraft covered by this Agreement, and, based upon registration requirements, will provide to Buyer at time of delivery either (i) a Standard Airworthiness Certificate for each Aircraft issued pursuant to Part 21 of the Federal Aviation Regulations, if such Aircraft is a Domestic Aircraft or (ii) an Export Certificate of Airworthiness for each Aircraft issued pursuant to Part 21 of the Federal Aviation Regulations, if such Aircraft is an Export Aircraft.

               8.1.2 Boeing will not be obligated to obtain any other certificates or approvals for the Aircraft.

               8.1.3 If the use of either FAA certificate is discontinued prior to delivery of an Aircraft, references in this Agreement to such discontinued certificate will be deemed references to its superseding FAA certificate. If the FAA does not issue a superseding certificate, Boeing's only obligation under this paragraph will be to comply with the Detail Specification and the Performance Guarantees.

          8.2  FAA Manufacturer Changes.
               ------------------------

               8.2.1  Changes Applicable to Domestic Aircraft.  If the FAA, or
                      ---------------------------------------
any other governmental agency having jurisdiction, requires any change to the Aircraft, data relating to the Aircraft, or testing of the Aircraft in order to obtain the Standard Airworthiness Certificate (Manufacturer Change), such Manufacturer Change will be made prior to delivery of such Aircraft. If prior to Aircraft delivery a Manufacturer Change is required to be incorporated in an Aircraft, it will be incorporated at no charge to Buyer, unless the requirement is promulgated subsequent to the date of this Agreement, in which case Buyer will pay Boeing's reasonable charge only for Aircraft scheduled for delivery to Buyer (a) 18 months or more after the date of this Agreement or (b) after the date of Boeing's receipt of the Type Certificate for the Model 777-200IGW, whichever is later.

                                      8-1

               8.2.2  Changes Applicable to Export Aircraft.  If the FAA, or any
                      -------------------------------------
other governmental agency having jurisdiction, requires any change to the Aircraft, data relating to the Aircraft, or testing of the Aircraft in order to obtain the Export Certificate of Airworthiness (Manufacturer Change), such Manufacturer Change will be made prior to delivery of such Aircraft. If prior to Aircraft delivery a Manufacturer Change is required to be incorporated in an Aircraft, it will be incorporated at no charge to Buyer unless the requirement for such Manufacturer Change is (i) solely necessary to comply with a requirement of the country of import and/or registration, in which case Buyer will pay Boeing's reasonable charge therefor, or (ii) promulgated subsequent to the date of this Agreement, in which case Buyer will pay Boeing's reasonable charge only for Aircraft scheduled for delivery to Buyer (a) 18 months or more after the date of this Agreement or (b) after the date of Boeing's receipt of the Type Certificate for the Model 777-200IGW, whichever is later. Buyer will pay Boeing's applicable charge for validation of the Aircraft for export to the country of import as may be required by any governmental agency of such country of import and any charges by such agency therewith.

          8.3  FAA Operator Changes.
               --------------------

               8.3.1 Boeing will deliver each Aircraft with the changes in equipment incorporated (or, after timely notice to Buyer, with suitable provisions for the incorporation of such equipment) that is required by Federal Aviation Regulations which (i) are generally applicable with respect to transport category aircraft to be used in United States certified air carriage and (ii) have to be complied with on or before the date of delivery of such Aircraft (Operator Changes).

               8.3.2 If Operator Changes are incorporated in an Aircraft, Buyer will pay Boeing's reasonable charge applicable to such Aircraft.

          8.4  Delays; Changes to this Agreement.  If delivery of an Aircraft is
               ---------------------------------
delayed due to the incorporation of a Manufacturer Change or an Operator Change, the delivery of the Aircraft will be appropriately revised to reflect such delay. This Agreement will also be revised to reflect appropriate changes in the Aircraft Price, design, performance, weight and balance due to the incorporation of a Manufacturer Change or an Operator Change.

                                      8-2

          8.5  Export License.  If an export license is required by United
               --------------
States law or regulation for an Aircraft, it is Buyer's obligation to obtain such license; however, Boeing will apply on behalf of Buyer for such export license and/or licenses for installed equipment. Buyer will supply, in a timely manner, all documents and certifications required in support of such applications.

                                      8-3

ARTICLE 9.     Representatives, Inspection,
               ----------------------------
               Flights and Test Data.
               ---------------------

          9.1  Office Space at Boeing.  Commencing with the date of this
               ----------------------
Agreement, and until the delivery of the last Aircraft, Boeing will furnish, without additional charge, suitable office space and equipment in or conveniently located near its plant in Seattle for the accommodation of up to three (3) personnel of Buyer.

          9.2  Inspection by Buyer.  Designated representatives of Buyer may
               -------------------
inspect the manufacturing of the Aircraft at all reasonable times. However, if access to any part of Boeing's plant is restricted by the United States Government, Boeing will be allowed a reasonable time to arrange for inspection elsewhere. All inspections by Buyer's representatives will be performed so as not to hinder manufacture or performance by Boeing.

          9.3  Aircraft Flight.  Prior to delivery, each Aircraft will be flown
               ---------------
by Boeing for such periods as may be required to demonstrate to Buyer the function of the Aircraft and its equipment in accordance with Boeing's production flight test procedures (commonly referred to as "C" flights). The aggregate duration of such flights will be not less than 1-1/2 hours or more than 4 hours. Five persons designated by Buyer may participate in such flights as observers.

          9.4  Test Data.  Boeing will furnish to Buyer, as soon as practicable,
               ---------
flight test data obtained on an aircraft of the type purchased hereunder, certified as correct by Boeing, to evidence compliance with any performance guarantees set forth in this Agreement. Any Performance Guarantee will be deemed to be met if reasonable engineering interpretations and calculations based on such flight test data establish that the Aircraft would, if actually flown, comply with such guarantee.

          9.5  Special Aircraft Test Requirements.  Boeing may use the Aircraft
               ----------------------------------
for flight and ground tests prior to delivery to Buyer, without reduction in the Aircraft Purchase Price, if such tests are deemed necessary by Boeing to:

               9.5.1 obtain or maintain the Type Certificate, Standard Airworthiness Certificate or Export Certificate of Airworthiness for the Aircraft (commonly referred to as "B" flights); or

                                      9-1

               9.5.2 subject to the prior written consent of Buyer, evaluate aircraft improvement changes that may be offered for production or retrofit incorporation in any aircraft.

          9.6  Indemnity.  Boeing will indemnify and hold harmless Buyer and
               ---------
Buyer's observers from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto, for injury to or death of any person or persons, including employees of Boeing but excluding employees, officers or agents of Buyer, or for loss of or damage to any property, arising out of or in connection with the operation of the Aircraft during all demonstration and test flights conducted under the provisions of this Article, whether or not arising in tort or occasioned in whole or in part by the negligence of Buyer or any of Buyer's observers, whether active, passive or imputed.

                                      9-2

ARTICLE 10.    Assignment, Resale or Lease.
               ----------------------------

         10.1  Assignment.  This Agreement will inure to the benefit of and be
               ----------
binding upon each of the parties hereto and their respective successors and assigns. Neither the rights nor the duties of either party under this Agreement may be assigned or delegated, or contracted to be assigned or delegated, in whole or part, without the prior written consent of the other party, except that:

               10.1.1 Either party may assign its interest to a corporation that (i) results from any merger or reorganization of such party or (ii) acquires substantially all the assets of such party;

               10.1.2  Boeing may assign its rights to receive money; and

               10.1.3 Boeing may assign all or any part of its rights and obligations under this Agreement to any wholly owned subsidiary of Boeing, provided that Boeing will remain fully and solely responsible to Buyer for all obligations and liabilities as the seller of the Aircraft, and Buyer will continue to deal exclusively with Boeing.

         10.2  Transfer by Buyer at Delivery.  Buyer may, and at Buyer's request
               -----------------------------
Boeing will, take any action reasonably required for the purpose of causing an Aircraft, at time of delivery, to be subjected to an equipment trust, conditional sale, lien or other arrangement for the financing by Buyer of such Aircraft. No action taken by either party pursuant to this paragraph, however, will require Boeing to divest itself of title to or possession of such Aircraft until delivery and payment therefor pursuant to this Agreement.

         10.3  Sale by Buyer After Delivery.  If, following delivery of any
               ----------------------------
Aircraft, Buyer sells such Aircraft (including any sale for financing purposes), then all of Buyer's rights with respect to such Aircraft under this Agreement will inure to the benefit of the purchaser of such Aircraft, effective upon Boeing's receipt of such purchaser's express written agreement, in form satisfactory to Boeing, to be bound by and to comply with all applicable terms, conditions and limitations of this Agreement.

         10.4  Lease by Buyer After Delivery.  If, following delivery of any
               -----------------------------
Aircraft, Buyer leases such Aircraft, Buyer will not assign to the lessee of such Aircraft any rights under this Agreement without Boeing's prior written consent, which consent will not be unreasonably withheld.

                                     10-1

         10.5  No Increase in Boeing Liability.  No action taken by Buyer or
               -------------------------------
Boeing relating to the assignment, resale or lease of any Aircraft or this Agreement will subject Boeing to any liability beyond that in this Agreement or modify in any way Boeing's obligations under this Agreement.

         10.6  Exculpatory or Indemnity Clause in Post-Delivery Sale or Lease.
               --------------------------------------------------------------
If, following delivery of an Aircraft, Buyer sells or leases such Aircraft and obtains from the transferee an exculpatory or indemnity clause protecting Buyer, Buyer will include the same protection for Boeing.

                                     10-2

ARTICLE 11.    Termination for Certain Events.
               -------------------------------

         11.1  Termination.  This Agreement may be terminated at any time with
               -----------
regard to undelivered Aircraft and items and unperformed services by notice in writing by either party hereto if the other party:

               11.1.1 Ceases doing business as a going concern, suspends all or substantially all its business operations, makes an assignment for the benefit of creditors, is insolvent, or generally does not pay its debts, or admits in writing its inability to pay its debts; or

               11.1.2 Petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; commences any legal proceeding such as insolvency, bankruptcy, reorganization, readjustment of debt, dissolution or liquidation available for the relief of financially distressed debtors; or becomes the object of any such proceeding, unless such proceeding is dismissed or stayed within a reasonable period, not to exceed 60 days.

         11.2  Repayment of Advance Payments.  If this Agreement is terminated
               -----------------------------
with regard to any Aircraft by Buyer under this Article, Boeing will repay to Buyer, without interest, any advance payments received by Boeing from Buyer with respect to such Aircraft.

                                     11-1

ARTICLE 12.    Product Assurance; Disclaimer and Release;
               ------------------------------------------
               Exclusion of Liabilities; Customer Support;
               -------------------------------------------
               Indemnification and Insurance.
               -----------------------------

         12.1  Product Assurance.  Boeing and Buyer are bound by the provisions
               -----------------
of Exhibit B hereto (Product Assurance Document).

         12.2  DISCLAIMER AND RELEASE.  THE WARRANTIES, OBLIGATIONS AND
               ----------------------
LIABILITIES OF BOEING AND THE REMEDIES OF BUYER SET FORTH IN THE PRODUCT ASSURANCE DOCUMENT ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT OR OTHER THING PROVIDED UNDER THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

               (A)    ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

               (B) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

               (C) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING (WHETHER ACTIVE, PASSIVE OR IMPUTED); AND

               (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

         12.3  EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES.  BOEING WILL HAVE
               --------------------------------------------
NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT (INCLUDING ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE) OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT OR OTHER THING PROVIDED UNDER THIS AGREEMENT.

         12.4  Definitions.  For the purposes of this Article, the term "BOEING"
               -----------
means The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

                                     12-1

         12.5  Customer Support and Indemnification; Insurance.  Boeing and
               -----------------------------------------------
Buyer are bound by the provisions of Exhibit C hereto (Customer Support Document), which includes indemnification and insurance requirements related to the use of Customer Support Services.

                                     12-2

ARTICLE 13.    Buyer Furnished Equipment and Spare Parts.
               ------------------------------------------

         13.1  Buyer Furnished Equipment.  Boeing and Buyer are bound by the
               -------------------------
provisions of Exhibit E (Buyer Furnished Equipment Document), which includes indemnification requirements related to Buyer Furnished Equipment.

         13.2  Purchase of Boeing Spare Parts.  Boeing will sell to Buyer and
               ------------------------------
Buyer will purchase from Boeing materials, spare parts, assemblies, tools and items of equipment relating to the Aircraft pursuant to Spare Parts General Terms Agreement No. Q8 or, when executed, Customer Services General Terms Agreement No. Q8.

                                     13-1

ARTICLE 14.    Contractual Notices and Requests.
               ---------------------------------

          All notices and requests relating to this Agreement will be in English, and may be transmitted by any customary means of written communication addressed as follows:

          Buyer:        International Lease Finance Corporation
                        1999 Avenue of the Stars, 39th Floor
                        Los Angeles, California  90067

                        Attention:  Office of the President

          Boeing:       Boeing Commercial Airplane Group
                        P.O. Box 3707
                        Seattle, Washington 98124-2207
                        U.S.A.

                        Attention:  Vice President - Contracts
                                    Mail Stop 75-38

or to such other address as specified elsewhere herein or as otherwise directed in writing by either party. The effective date of any such notice or request will be the date on which it is received by the addressee.

                                     14-1

ARTICLE 15.    Miscellaneous.
               ---------------

         15.1  Government Approval.  Boeing and Buyer will use their best
               -------------------
reasonable efforts to assist each other in obtaining any United States Governmental agency consents or approvals necessary or appropriate to effect certification and sale of the Aircraft under this Agreement.

         15.2  Headings.  Article and paragraph headings used in this Agreement
               --------
are for convenient reference only and are not intended to affect the interpretation of this Agreement.

         15.3  Entire Agreement; Amendments.  This Agreement contains the
               ----------------------------
entire agreement between the parties concerning the subject matter hereof and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written. This Agreement may be changed only in writing signed by authorized representatives of Boeing and Buyer, except in the case of certain changes permitted or required by this Agreement.

         15.4  GOVERNING LAW.  THIS AGREEMENT WILL BE GOVERNED BY THE LAW OF
               -------------
THE STATE OF WASHINGTON, U.S.A., EXCLUSIVE OF WASHINGTON'S CONFLICTS OF LAWS RULES.

         15.5  Negotiated Agreement.  This Agreement, including the provisions
               --------------------
of Article 12 relating to DISCLAIMER AND RELEASE, the Exclusion of Consequential and Other Damages, and the provisions relating to indemnification and insurance set forth in this Agreement, has been the subject of discussion and negotiation and is fully understood by the parties; the Aircraft Purchase Price and other agreements of the parties set forth in this Agreement were arrived at in consideration of such provisions.


                           *************************


INTERNATIONAL LEASE FINANCE       THE BOEING COMPANY
CORPORATION


By /s/ Steven R. Adams            By /s/ J.D. Robinson
  ------------------------          --------------------------

Its   Steven R. Adams             Its  Attorney-in-Fact
   -----------------------           -------------------------
      Vice President

                                     15-1

                                  Table 1 to

                            Purchase Agreement 1916

                     Aircraft Deliveries and Descriptions

                              Model 777 Aircraft

- ------------------------------------------------------------------------------------------------------------------------------------

                                                                Base                                     Article 3.2   Article 3.4
                  Quantity/       Detail                      Airframe       Special                      Aircraft       Advance
Month/Year         Model       Specification      Exhibit      Price         Features     Engine Price   Basic Price     Payment
of Delivery       Aircraft     No. and Date       Number        (*)            (*)            (*)            (*)        Base Price
- ------------------------------------------------------------------------------------------------------------------------------------

*                 One (1)/      D019W004-ILF-       A-2              *              *           *             *             *
                  777-200       2, Rev New PW
- ------------------------------------------------------------------------------------------------------------------------------------

*                 One (1)/      D019W004-ILF-       A-3              *              *           *             *             *
                  777-200       3, Rev New RR
- ------------------------------------------------------------------------------------------------------------------------------------

*                 One (1)/      D019W004-ILF-       A-3              *              *           *             *             *
                  777-200       3, Rev New RR
- ------------------------------------------------------------------------------------------------------------------------------------

*                 One (1)/      D019W004-ILF-       A-2              *              *           *             *             *
                  777-200       2, Rev New PW
- ------------------------------------------------------------------------------------------------------------------------------------

*                 One (1)/      D019W004-ILF-       A-1              *              *           *             *             *
                  777-200       1, Rev New GE
- ------------------------------------------------------------------------------------------------------------------------------------

*                 One (1)/      D019W004-ILF-       A-1              *              *           *             *             *
                  777-200       1, Rev New GE
- ------------------------------------------------------------------------------------------------------------------------------------

*                 One (1)/      D019W004-ILF-       A-2              *              *           *             *             *
                  777-200       2, Rev New PW
- ------------------------------------------------------------------------------------------------------------------------------------

*                 One (1)/      D019W004-ILF-       A-1              *              *           *             *             *
                  777-200       1, Rev New GE
- ------------------------------------------------------------------------------------------------------------------------------------

*                 One (1)/      D019W004-ILF-       A-1              *              *           *             *             *
                  777-200       1, Rev New GE
- ------------------------------------------------------------------------------------------------------------------------------------

*                 One (1)/      D019W004-ILF-       A-3              *              *           *             *             *
                  777-200       3, Rev New RR
- ------------------------------------------------------------------------------------------------------------------------------------

*                 One (1)/      D019W004-ILF-       A-1              *              *           *             *             *
                  777-200       1, Rev New GE
- ------------------------------------------------------------------------------------------------------------------------------------

*                 One (1)/      D019W004-ILF-       A-1              *              *           *             *             *
                  777-200       1, Rev New GE
- ------------------------------------------------------------------------------------------------------------------------------------

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                  Table 1 to

                            Purchase Agreement 1916

                     Aircraft Deliveries and Descriptions

                              Model 777 Aircraft

- ------------------------------------------------------------------------------------------------------------------------------------

*                 One (1)/     D019W004-ILF-        A-2             *              *            *             *              *
                  777-200      2, Rev New PW
- ------------------------------------------------------------------------------------------------------------------------------------

*                 One (1)/     D019W004-ILF-        A-1             *              *            *             *              *
                  777-200      1, Rev New GE
- ------------------------------------------------------------------------------------------------------------------------------------

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                  Table 1 to

                            Purchase Agreement 1916

                     Aircraft Deliveries and Descriptions

                              Model 777 Aricraft

 -----------------------------------------------------------------------------------------------------------------------------------
                 Quantity                                   Base                                     Article 3.2    Article 3.4
                  /Type           Detail                  Airframe       Special                      Aircraft        Advance
 Month/Year         of         Specification    Exhibit     Price        Features     Engine Price   Basic Price      Payment
of Delivery      Aircraft      No. and Date     Number       (*)           (*)            (*)            (*)         Base Price
- ------------------------------------------------------------------------------------------------------------------------------------
*                 One (1)/     D019W004-ILF-    A-1              *             *             *              *               *
                  777-200      1, Rev New GE
- ------------------------------------------------------------------------------------------------------------------------------------

*                 One (1)/     D019W004-ILF-    A-3              *             *             *              *               *
                  777-200      3, Rev New RR
- ------------------------------------------------------------------------------------------------------------------------------------

*                 One (1)/     D019W004-ILF-    A-1              *             *             *              *               *
                  777-200      1, Rev New GE
- ------------------------------------------------------------------------------------------------------------------------------------

*                 One (1)/     D019W004-ILF-    A-1              *             *             *              *               *
                  777-200      1, Rev New GE
- ------------------------------------------------------------------------------------------------------------------------------------


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                             AIRCRAFT CONFIGURATION

                                    between

                               THE BOEING COMPANY

                                      and

                    INTERNATIONAL LEASE FINANCE CORPORATION



                   Exhibit A-1 to Purchase Agreement Number 1916

                             AIRCRAFT CONFIGURATION

                             Dated June 24, 1996
                                   -------------
                                  relating to

                         BOEING MODEL 777-200 AIRCRAFT

                            GENERAL ELECTRIC ENGINES


          The Detail Specification is Boeing Detail Specification D019W004-ILF-1 dated as of even date herewith. Such Detail Specification will be comprised of Boeing Configuration Specification D019W004, Revision A, dated February 29, 1996 as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Change Requests listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Change Requests are set forth in Boeing Document D019WCR4-ILF-1. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price reflects and includes all effects of such changes of price, except such Aircraft Basic Price does not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.

It is understood and agreed that the Aircraft Basic Price, as set forth in
Article 3.2 of this Agreement, reflects and includes an estimate of * for special features for Model 777-200IGW Aircraft expected to be installed in the Aircraft at time of delivery. Boeing has granted Buyer additional time for selection of certain Change Requests required to complete the Aircraft configuration definition in accordance with Letter Agreement 1916-6.

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                     A-1-1

Exhibit A-1 to
Purchase Agreement No. 1916
Page 2



                                                                      PRICE
                                                                    PER A/P
 CR /  TITLE                                                            *
========================================================           ========
0130CG7207                                                            *
   THREE-CLASS PASSENGER AIRPLANE WITH
   7-ABREAST BUSINESS CLASS AND 9-ABREAST
   ECONOMY CLASS SEATING (305
   PASSENGERS)

7200CG7012                                                            *
   GE AIRCRAFT ENGINES (GEAE) -
   GE90-85B ENGINES

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                     A-1-2

                             AIRCRAFT CONFIGURATION

                                    between

                               THE BOEING COMPANY

                                      and

                    INTERNATIONAL LEASE FINANCE CORPORATION


                   Exhibit A-2 to Purchase Agreement Number 1916

                             AIRCRAFT CONFIGURATION

                             Dated    June 24, 1996
                                   -----------------

                                  relating to

                         BOEING MODEL 777-200 AIRCRAFT

                           PRATT AND WHITNEY ENGINES


          The Detail Specification is Boeing Detail Specification D019W004-ILF-2 dated as of even date herewith. Such Detail Specification will be comprised of Boeing Configuration Specification D019W004, Revision A, dated February 29, 1996 as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Change Requests listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Change Requests are set forth in Boeing Document D019WCR4-ILF-2. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price reflects and includes all effects of such changes of price, except such Aircraft Basic Price does not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.

It is understood and agreed that the Aircraft Basic Price, as set forth in
Article 3.2 of this Agreement, reflects and includes an estimate of * for special features for Model 777-200IGW Aircraft expected to be installed in the Aircraft at time of delivery. Boeing has granted Buyer additional time for selection of certain Change Requests required to complete the Aircraft configuration definition in accordance with Letter Agreement 1916-6.

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                     A-2-1

Exhibit A-2 to
Purchase Agreement No. 1916
Page 2


                                                             PRICE
                                                           PER A/P
 CR /  TITLE                                                   *
===============================================      ==============
0130CG7207                                                 *
   THREE-CLASS PASSENGER AIRPLANE WITH
   7-ABREAST BUSINESS CLASS AND 9-ABREAST
   ECONOMY CLASS SEATING (305
   PASSENGERS)

7200CG7010                                                 *
   PRATT & WHITNEY - PW4084 ENGINES

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                     A-2-2

                             AIRCRAFT CONFIGURATION

                                    between

                               THE BOEING COMPANY

                                      and

                    INTERNATIONAL LEASE FINANCE CORPORATION



                 Exhibit A-3 to Purchase Agreement Number 1916



                                     A-3-2

                             AIRCRAFT CONFIGURATION

                             Dated June 24, 1996
                                   -------------

                                  relating to

                         BOEING MODEL 777-200 AIRCRAFT

                              ROLLS-ROYCE ENGINES


          The Detail Specification is Boeing Detail Specification D019W004-ILF-3 dated as of even date herewith. Such Detail Specification will be comprised of Boeing Configuration Specification D019W004, Revision A, dated February 29, 1996 as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Change Requests listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Change Requests are set forth in Boeing Document D019WCR4-ILF-3. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price reflects and includes all effects of such changes of price, except such Aircraft Basic Price does not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.

It is understood and agreed that the Aircraft Basic Price, as set forth in
Article 3.2 of this Agreement, reflects and includes an estimate of * for special features for Model 777-200IGW Aircraft expected to be installed in the Aircraft at time of delivery. Boeing has granted Buyer additional time for selection of certain Change Requests required to complete the Aircraft configuration definition in accordance with Letter Agreement 1916-6.


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                     A-3-1

Exhibit A-3 to
Purchase Agreement No. 1916
Page 2



                                                                     PRICE
                                                                   PER A/P
 CR /  TITLE                                                           *
=======================================================         ==========
0130CG7207
   THREE-CLASS PASSENGER AIRPLANE WITH                               *
   7-ABREAST BUSINESS CLASS AND 9-ABREAST
   ECONOMY CLASS SEATING (305
   PASSENGERS)

7200CG7015
   ROLLS ROYCE - RB211-TRENT-884 ENGINES                             *

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                     A-3-2

                           PRODUCT ASSURANCE DOCUMENT

                                    between

                               THE BOEING COMPANY

                                      and

                    INTERNATIONAL LEASE FINANCE CORPORATION



                    Exhibit B to Purchase Agreement Number 1916

                                       B

                        PRODUCT ASSURANCE DOCUMENT NO. 1916

                              Dated June 24, 1996
                                    -------------

                                  Relating to

                           BOEING MODEL 777 AIRCRAFT

                             --------------------


       This Product Assurance Document is Exhibit B to and forms a part of Purchase Agreement No. 1916 between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to the purchase of Boeing Model 777 aircraft. This Product Assurance Document consists of the following parts:


       PART A      Boeing Warranty

       PART B      Warranty Repairs and Modifications by Buyer

       PART C      Boeing Service Life Policy

       PART D      Boeing Indemnity Against Patent Infringement

       PART D-1    Boeing Indemnity Against Copyright Infringement

       PART E      Supplier Warranties and Patent Indemnities

       PART F      Engine Manufacturer Warranties

       PART G      Boeing Interface Commitment

       PART H      General

       Part I Supplier Component Reliability (MTBUR/MTBF) Commitments and System Reliability (MTBMA) Commitments

       Part J Component Reliability (MTBUR/MTBF) Program for Specified Components Manufactured to Boeing's Detailed Design

                                       B
                                       I

                                     PART A

                                BOEING WARRANTY
                                ---------------


1.        Warranties.
          ----------

          Subject to the exceptions set forth herein, Boeing warrants that, at the time of delivery, each Aircraft, including all installed systems, accessories, equipment and parts, will:

          1.1 conform to the Detail Specification, as it may be changed pursuant to this Agreement, except such portions stated to be estimates, approximations, design objectives, or design criteria, or described as not guaranteed;

          1.2 be free from defects in material and workmanship, including process of manufacture; and

          1.3 be free from defects in design, including selection of (i) materials and (ii) process of manufacture, in view of the state of the art at the time of design.

          For purposes of this Boeing Warranty, nonconformance with the Detail Specification, defects in material or workmanship and defects in design may hereinafter be called "defects" or a "defect", and the term "system", "accessory", "equipment" or "part" may hereinafter be called "item" or "items."

2.        Exceptions.
          ----------

          The warranties above will not apply to BFE. The warranty above covering material and workmanship and the warranty above covering design will not apply to Engines or to any other item purchased by Boeing but not manufactured to Boeing's detailed design. However, any defect in the Boeing workmanship installing such BFE, Engines or other items in an Aircraft will constitute a defect in workmanship.

3.        Survival of Warranties.
          ----------------------

          Neither the warranty of conformance to the Detail Specification applicable to Engines and other items purchased by Boeing but not manufactured to Boeing's detailed design, nor any Performance Guarantees, will

                                       B
survive delivery of the Aircraft. The remaining warranties set forth herein will survive delivery of the Aircraft, subject to the limitations and conditions set forth herein.

4.        Warranty Periods and Claims.
          ---------------------------

          4.1  The warranty periods are:

               4.1.1 As to a defect in conformance to the Detail Specification, 48 months after delivery of each Aircraft, and

               4.1.2 As to a defect in material, workmanship or design in any item, 48 months after delivery of each Aircraft in which such item was initially installed.

          4.2 Boeing's Product Assurance Regional Manager at Renton, Washington must receive the warranty claim in writing at the earliest practicable time after the defect becomes apparent but in no event later than 90 days after expiration of the applicable warranty period.

          4.3 Such warranty claim must include the data set forth below and, if requested by Boeing, reasonable evidence that the claimed defect did not result from any act or omission of Buyer.

               4.3.1 Identity of the item or Aircraft involved, including Boeing part number, serial number if applicable, nomenclature and the quantity claimed to be defective;

               4.3.2 Identity of the Aircraft on which the claimed item was installed as original equipment;

               4.3.3 Date the claimed defect became apparent which will be the date such defect was discovered by Buyer or the warranty date set forth in a Boeing service bulletin or service letter, whichever date occurs first; and

               4.3.4 Description of the claimed defect and circumstances, including Boeing service bulletin or Boeing service letter number if claim involves a service bulletin or letter.

          4.4 Upon completion of Boeing's warranty claim investigation, including examination of any item or Aircraft returned to Boeing, Boeing will provide a written disposition of its warranty claim findings to Buyer. In the event Boeing must reject Buyer's warranty claim, Boeing will

                                       B
provide reasonable substantiation of such rejection in its disposition.

5.        Remedies.
          --------

          Buyer's remedies under this Boeing Warranty are as follows:

          5.1 As to a defect in conformance to the Detail Specification, (i) the correction at Boeing's expense of such defect or (ii) for defects which reflect omission of a Buyer requested change or part of a Buyer requested change purchased by Buyer, at Buyer's option, the issuance by Boeing of a credit memorandum to reimburse Buyer for the price paid by Buyer, with interest, for that portion of the Buyer requested change which was omitted; provided, however, that Boeing will not be obligated to correct any defect that Boeing and Buyer agree has no material adverse effect on the maintenance, use or operation of the Aircraft. The warranty period for the corrected item will be the unexpired warranty period for the defective item.

          5.2 As to a defect in material or workmanship, (i) the repair at Boeing's expense of such defect or, (ii) the replacement of such item with a similar item free from defect or, if applicable, the issuance of a credit memorandum to reimburse Buyer for a spare part previously purchased from Boeing as the replacement for such defective item. The warranty period for either correction will be the unexpired warranty period for the defective item.

          5.3 As to a defect in design, the correction at Boeing's expense of such defect. The warranty period for such correction is 18 months from receipt by Buyer of corrective material or the end of the original design warranty period for the defective item, whichever is later.

          5.4 Boeing will issue a credit memorandum to reimburse Buyer at the Warranty Labor Rate for the direct labor hours required for accessing the defective item, removal from the Aircraft of a defective item and the reinstallation in the Aircraft of the corrected item.

6.        Returned Items.
          --------------

          Unless otherwise provided in this Agreement, the Aircraft or item claimed to be defective must be returned to Boeing as soon as practicable.
Buyer may also provide specific technical repair or correction instructions with such return. The absence of such instructions will evidence

                                       B

Buyer's authorization for Boeing to proceed using Boeing information and data. The following criteria will apply with respect to return of Aircraft or items to
Boeing:

          6.1  As to Aircraft:

               6.1.1  An Aircraft may be returned only if

                      6.1.1.1 substantially all the work to be performed by Boeing is covered by this Boeing Warranty, and

                      6.1.1.2 Buyer does not have the capability to perform, nor is it practical for Boeing personnel to perform, the warranty work away from Boeing's facilities.

               6.1.2 All warranty work will be performed at Boeing's expense, with reasonable efforts to minimize Aircraft out-of-service time. In addition, Boeing will reimburse Buyer by issuing a credit memorandum for the cost of fuel, oil and landing fees incurred in ferrying the Aircraft to Boeing's facilities and in ferrying the Aircraft back to Buyer's facilities. Buyer will minimize the length of both ferry flights.

               6.1.3 Any nonwarranty work performed by Boeing will be authorized by Buyer and paid for by Buyer at Boeing's then-standard rates.

               6.1.4 A separate agreement based on Boeing's then-standard form will be entered into to cover the return of and work on such Aircraft.

          6.2  As to any system, accessory, equipment or part:

               6.2.1 All warranty work will be performed at Boeing's expense, with reasonable efforts to minimize item out-of-service time for items returned.

               6.2.2 Boeing's turnaround-time objectives for repair or replacement are: 10 working days for avionic and electronic items and 30 working days for other items when corrected at Boeing's facilities, or 40 working days when corrected at the facilities of a Boeing subcontractor. Turnaround time starts the date Boeing receives the returned item, together with Buyer's warranty claim describing the work, and ends the date of shipment by Boeing of such item. If a turnaround-time objective is not achieved and a

                                       B
resultant critical parts shortage is experienced by Buyer, and Buyer has procured spare parts for such item in accordance with the Boeing Recommended Spare Parts List, Boeing will, upon request from Buyer, either:

                      6.2.2.1  expedite repair or replacement of the item or

                      6.2.2.2 provide a similar item on a no-charge loan or no-charge lease basis until the repaired or replaced item is provided to Buyer.

               6.2.3 The freight charge for shipment to Boeing of any item will be paid by Buyer; however, Boeing will reimburse Buyer by issuing a credit memorandum for such charge for any item determined to be defective under this Boeing Warranty. The freight charge for the return shipment to Buyer of any such defective item which has been repaired, replaced or corrected pursuant to this Boeing Warranty will be paid by Boeing.

          6.3 Title to and risk of loss of any Aircraft or item returned to Boeing will at all times remain with Buyer and/or any other owner of such Aircraft or item, except that at the time Boeing ships a replacement item to Buyer, title to and risk of loss (i) for the returned item will pass to Boeing and (ii) for the replacement item will pass to Buyer. While Boeing has care, custody and control of an Aircraft or item, Boeing will have only such liabilities as a bailee for mutual benefit would have, but will not be liable for loss of use.

7.        Nonrepairable Items.
          -------------------

          Buyer may scrap any defective nonrepairable item having a then-current Boeing spare part selling price of $2,000 or less and make a claim for a replacement item. For a defective nonrepairable item having a then-current Boeing spare part selling price greater than $2,000, an authorized Boeing representative must confirm the nonrepairability of any such item. Buyer's claim for an item with a spare part selling price exceeding $2,000 must include such confirmation.

8.        Reimbursement for Certain Inspection Labor Costs.
          ------------------------------------------------

          8.1 In addition to the remedies set forth in this Boeing Warranty, Boeing will reimburse Buyer by issuing a credit memorandum at the Warranty Labor Rate for the direct labor hours expended by Buyer in performing inspections of

                                       B
the Aircraft to determine whether or not a covered defect exists in any system, accessory, equipment or part manufactured to Boeing's detailed design, provided that:

               8.1.1 such inspections are recommended by a Boeing service bulletin or service letter issued by Boeing within 48 months after delivery of such Aircraft, and

               8.1.2 such reimbursement will not apply to any inspections performed as an alternative to accomplishing corrective action when such corrective action is available to Buyer at the time such inspections are performed.

          8.2 If a covered defect is determined to exist as a result of the foregoing inspections, the remedies under this Boeing warranty will apply to Aircraft in warranty as of the warranty date set forth in the applicable Boeing service bulletin or service letter or the date the defect was discovered by Buyer, whichever date occurs first.

9.        Wear and Tear.
          -------------

          Normal wear and tear and the need for regular maintenance and overhaul will not constitute a defect.

10.       Disclaimer and Release; Exclusion of Liabilities.
          ------------------------------------------------

          This Part A and the rights and remedies of Buyer and obligations of Boeing herein are subject to the Disclaimer and Release and Exclusion of Consequential and Other Damages provisions of Article 12 of this Agreement.

11.       Buyer's Indemnification of Boeing.
          ---------------------------------

          The provisions of Part E, "Buyer's Indemnification of Boeing and Insurance" of Exhibit C, will apply to all warranty work performed by Boeing hereunder in accordance with Buyer's specific technical repair or correction instructions, to the extent any legal liability of Boeing is based upon the content of such instructions.

                                       B

                                     PART B

                  WARRANTY REPAIRS AND MODIFICATIONS BY BUYER
                  -------------------------------------------


1.        General.
          -------

          To expedite the return to service of any defective Aircraft or systems, accessories, equipment and parts (items) that Boeing is obligated to correct under the Boeing Warranty, repairs and modifications may, at Buyer's option, be performed by Buyer (work) and charged to Boeing, subject to the following:

2.        Scope.
          -----

          This option applies only to items manufactured to Boeing's detailed design. The warranty and notice periods and all other conditions and limitations applicable to the Boeing Warranty apply to this option.

3.        Repairs and Modifications.
          -------------------------

          All work will be performed in accordance with Boeing's written instructions, using parts and materials as may be furnished by Boeing and/or Boeing approved parts and materials as may be furnished by Buyer.

4.        Claims for Reimbursement.
          ------------------------

          Buyer's claim for reimbursement must be submitted in writing to Boeing promptly after completion of the work. Such claim must include the data set forth in paragraph 4.3 of Part A of this Exhibit B and the following:

          4.1  Description of the work performed by Buyer;

          4.2  Date work was completed by Buyer;

          4.3 Itemized account of the direct labor hours expended in performing the work; and

          4.4 Itemized account of the direct materials incorporated in the work.

5.        Reimbursement.
          -------------

          Upon approval of Buyer's claim for reimbursement, Boeing will reimburse Buyer by issuing a credit memorandum as follows:

                                       B

          5.1  Direct Labor.
               ------------

               At the Warranty Labor Rate specified herein for labor hours expended by Buyer's direct labor employees in performing the work, including accessing the item, removal, disassembly, inspection, bench testing, reassembly, final inspection, and reinstallation, but not to exceed Boeing's estimate of required labor hours, and excluding time for overhaul.

          5.2  Direct Materials.
               ----------------

               At the invoice cost to Buyer for all direct materials incorporated in the work, excluding (i) materials used for overhaul, (ii) materials furnished by Boeing at no charge, (iii) materials which exceed Boeing's estimate of required materials, and (iv) allowances for handling, overhead, taxes, customs duties and the like.

          5.3  Warranty Labor Rate.
               -------------------

               The Warranty Labor Rate is $41.25 per hour or 150% of Buyer's average direct hourly labor rate, whichever is greater. For this purpose, "average direct hourly labor rate" is defined as the average hourly rate (excluding all fringe benefits, premium-time allowances, social charges, business taxes and the like) paid by Buyer to Buyer's employees whose jobs are directly related to the performance of the work. Prior to or concurrently with submittal of Buyer's first claim for labor reimbursement, Buyer will notify Boeing of Buyer's then-current average direct hourly labor rate, and thereafter notify Boeing of any material change in such rate. Boeing may require data from Buyer to substantiate such rates.

          5.4  Limitation.
               ----------

               The total reimbursement with respect to the direct labor and direct materials incorporated in the work, will not exceed 65% of Boeing's then-current sales price for the item unless a greater percentage is established for a particular item by written agreement between Boeing and Buyer.

All claims for reimbursement will be subject to audit by Boeing. Boeing will promptly notify Buyer of Boeing's disposition of each claim submitted hereunder.

                                       B

6.        Replaced Parts.
          --------------

          If component parts of any assembly are replaced by Buyer, the replaced parts will be tagged with the assembly part number, the serial number and the warranty claim number and retained for a period of 60 days following the date of submittal of Buyer's claim, so as to be made available for Boeing's inspection. Such parts may be scrapped after such 60-day period.

                                       B

                                    PART C

                           BOEING SERVICE LIFE POLICY
                           --------------------------


1.        Definitions.
          -----------

          1.1 "Airframe Component" means any of the primary structural elements of the wing, fuselage, or vertical or horizontal stabilizer set forth in Attachment A hereto and installed in an Aircraft at the time of delivery.

          1.2 "Landing Gear Component" means any of the primary structural elements of the landing gear set forth in Attachment A and installed in an Aircraft at the time of delivery.

          1.3 "Spare Component" means any component set forth in Attachment A that was furnished to Buyer pursuant to this Policy or purchased by Buyer from Boeing as a spare part.

          1.4 "Covered Component" means an Airframe Component, a Landing Gear Component or a Spare Component.

          1.5  "Failure" means any breakage or defect in a Covered Component.

          1.6 "Failed Component" means a Covered Component in which a Failure has occurred.

2.        Service Life Policy.
          -------------------

          If a Failure occurs in any Covered Component within the following periods, Boeing will promptly, at a price calculated pursuant to this Policy, either (i) design and furnish to Buyer materials required to correct the Failed Component (excluding industry standard parts) or (ii) furnish to Buyer a replacement Covered Component:

          2.1 As to any Airframe Component or Landing Gear Component, within 12 years after delivery of the Aircraft in which such component was initially installed; or

          2.2 As to any Spare Component, within 12 years after delivery of such Spare Component, or within 12 years after delivery by Boeing of the last new Model 777 aircraft to Buyer, whichever first expires.

                                       B

3.        Price.
          -----

          The price that Buyer will pay for the correction or replacement of a Failed Component will be calculated pursuant to the following formula:

                 P =     CT
                         ---
                         144

          where:

          P =    price to Buyer

          C = Boeing spare parts sales price at time of correction or replacement

          T = total age in months of the Failed Component from the date of delivery to Buyer to the date of Failure.

4.        Conditions and Limitations.
          --------------------------

          Boeing's obligations under this Policy are conditioned upon the following:

          4.1 Buyer must notify Boeing of the Failure within three months after it becomes apparent to Buyer.

          4.2 Buyer must provide reasonable evidence that the claimed Failure is covered by this Policy and if requested by Boeing, that such Failure was not the result of (i) the breakage of or a defect in a component not covered by this Policy, (ii) an extrinsic force, (iii) an act or omission of Buyer, or (iv) operation or maintenance contrary to applicable regulations or Boeing's instructions.

          4.3 If return of a Failed Component is practicable and requested by Boeing, Buyer will return such Failed Component to Boeing at Boeing's expense.

          4.4 Buyer's rights and remedies under this Policy are limited to the receipt of corrective materials or replacement components at prices calculated in accordance with this Policy.

5.        Disclaimer and Release; Exclusion of Liabilities.
          ------------------------------------------------

          This Part C and the rights and remedies of Buyer and the obligations of Boeing herein are subject to the Disclaimer and Release and Exclusion of Consequential and Other Damages provisions of Article 12 of this Agreement.

                                       B

Attachment A to
Part C

                  COVERED AIRFRAME AND LANDING GEAR COMPONENTS
                  --------------------------------------------


1.       Wing.
         ----

         (a) Upper and lower wing skins and stiffeners between the forward and rear wing spars.

         (b)    Wing spar webs, chords and stiffeners.

         (c)    Inspar wing ribs.

         (d)    Inspar splice plates and fittings.

         (e)    Upper wing fold hinge, end ribs and lower latch lugs.

         (f)    Main landing gear support structure.

         (g) Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to the beams.

         (h)    Wing-to-body structural attachments.

         (i) Engine strut support fittings attached directly to wing primary structure.

         (j) Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

         (k)    Leading edge device and trailing edge flap support system.

         (l) Aileron, leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

                                       B
                                     C-A-1

Attachment A to
Part C

2.     Body.
       ----

       (a) External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead, and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

       (b) Window and windshield structure but excluding the windows and windshields.

       (c) Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

       (d) Nose wheel well structure, including the wheel well walls, pressure deck, forward and aft bulkheads, and the gear support structure.

       (e) Main gear wheel well structure including pressure deck, bulkheads and landing gear beam support structure.

       (f) Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

       (g)    Forward and aft pressure bulkheads.

       (h) Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead, including splices.

       (i) Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

                                       B
                                     C-A-2

Attachment A to
Part C


       (j) Support structure in the body for the stabilizer pivot and stabilizer screw.

3.     Vertical Stabilizer.
       -------------------

       (a)    External skins between front and rear spars.

       (b)    Front and rear spars including stiffeners.

       (c)    Attachment fittings between vertical stabilizer and body.

       (d)    Inspar ribs.

       (e) Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

       (f)    Rudder internal, fixed attachment and actuator support structure.

       (g)    Rudder hinges and supporting ribs, excluding bearings.

4.     Horizontal Stabilizer.
       ---------------------

       (a)    External skins between front and rear spars.

       (b)    Front and rear spars including splices and stiffeners.

       (c)    Inspar ribs.

       (d)    Stabilizer splice fittings and pivot and screw support structure.

       (e) Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

       (f) Elevator internal, fixed attachment and actuator support structure.

       (g)    Elevator hinges and supporting ribs, excluding bearings.

                                       B
                                     C-A-3

Attachment A to
Part C


5.     Engine Strut.
       ------------

       (a)    Strut external surface skin and doublers and stiffeners.

       (b)    Internal strut chords, frames and bulkheads.

       (c)    Strut to wing fittings and diagonal brace.

       (d) Engine mount support fittings attached directly to strut structure and, for General Electric and Pratt and Whitney engines, including the engine mounted support fittings.

6.     Main Landing Gear.
       -----------------

       (a)    Outer cylinder.

       (b)    Inner cylinder.

       (c)    Upper and lower side strut, including spindles and universals.

       (d)    Upper and lower drag strut, including spindles and universals.

       (e)    Orifice support tube.

       (f)    Downlock links including spindles and universals.

       (g)    Torsion links.

       (h)    Bogie beam.

       (i)    Axles.

       (j)    Steering crank arm.

       (k)    Steering rod.

                                       B
                                     C-A-4

Attachment A to
Part C


7.     Nose Landing Gear.
       -----------------

       (a)    Outer cylinder.

       (b)    Inner cylinder, including axles.

       (c)    Orifice support tube.

       (d)    Upper and lower drag strut, including lock links.

       (e)    Steering plates and steering collar.

       (f)    Torsion links.

       (g)    Actuator support beam and hanger.


NOTE:  The Service Life Policy does not cover any bearings, bolts, bushings,
- ----   clamps, brackets, actuating mechanisms or latching mechanisms used in or on the Covered Components.

                                       B
                                     C-A-5

                                     PART D

                  BOEING INDEMNITY AGAINST PATENT INFRINGEMENT
                  --------------------------------------------


1.     Indemnity.
       ---------

       Subject to the provisions of this Part D, Boeing will indemnify and hold harmless Buyer from and against all claims, suits, actions, liabilities, damages and costs arising out of actual or alleged infringement, by any Aircraft or any system, accessory, equipment or part (item) installed thereon at the time of Aircraft delivery, of any patent issued under the laws of any country in which Buyer lawfully operates the Aircraft (Country).

2.     Exceptions.
       ----------

       2.1 This indemnity will not apply unless, from the time of design of the allegedly infringing Aircraft or item until the resolution of the infringement claim, the Country and flag country of the Aircraft: (i) are fully bound by the Chicago Convention on International Civil Aviation of December 7, 1944, and are fully entitled to all benefits of Article 27 thereof, or (ii) have been parties to the International Convention for the Protection of Industrial Property (Paris Convention).

       2.2 This indemnity will not apply to Buyer Furnished Equipment, Engines, any system, accessory, equipment or part that was not manufactured to Boeing's detailed design, or to any system, accessory, equipment or part manufactured to Boeing's detailed design without Boeing's authorization.

3.     Conditions and Limitations.
       --------------------------

       Buyer's remedy and Boeing's obligations hereunder are subject to the following:

       3.1 Buyer must give Boeing written notice within 10 days after Buyer receives notice of a suit or action against Buyer alleging infringement or within 20 days after Buyer receives a written claim of infringement.

                                       B

       3.2 Following receipt of such notice Boeing may conduct negotiations with any party claiming infringement and may intervene in any suit or action. Whether or not Boeing intervenes, Boeing will be entitled at any stage of the proceedings to assume or control the defense.

       3.3 Buyer will (i) promptly furnish to Boeing all data, records and assistance within Buyer's control which are material to any such claim, suit or action and (ii) (except as to amounts mandated by a judgment) obtain Boeing's prior approval to pay or assume any liabilities, damages, royalties or costs.

       3.4 Boeing's obligations and Buyer's remedies herein exclude Buyer's incidental or consequential damages and liabilities, costs, loss of revenue or loss of profit resulting from loss of use, but include, at Boeing's option, replacing the infringing item or otherwise curing any infringement on account of which use of the Aircraft by Buyer is prevented.

       3.5 Boeing's obligations and Buyer's remedies herein are exclusive and in substitution for, and Buyer hereby waives, releases and renounces, all other indemnities, obligations and liabilities of Boeing and any assignee of Boeing, and all other rights, remedies and claims, including claims for damages, direct, incidental or consequential, of Buyer against Boeing or any assignee of Boeing, express or implied, arising by law or otherwise, with respect to any actual or alleged patent infringement or the like by any Aircraft or any item installed therein.

                                       B

                                    PART D-1

                BOEING INDEMNITY AGAINST COPYRIGHT INFRINGEMENT
                -----------------------------------------------


1.        Indemnity.
          ---------

          Subject to the following, Boeing will indemnify Buyer with respect to claims, suits, damages and costs arising out of copyright infringement by any computer software included with the Aircraft when the Aircraft is first delivered by Boeing (Aircraft Software).

2.        Exceptions, Limitations and Conditions.
          --------------------------------------

          2.1 Boeing will have no obligation to indemnify Buyer relative to Buyer Furnished Equipment, engines, software not manufactured to Boeing's detailed design, or software manufactured to Boeing's detailed design without Boeing's written authorization.

          2.2 Boeing's obligation to indemnify Buyer is limited to infringements (a) in countries where Buyer lawfully operates the Aircraft (Countries) and (b) where, from the time of creation of the allegedly infringing software until the resolution of the infringement claim, the Countries and flag country of the Aircraft are members of The Berne Union and recognize computer software as a "work" under The Berne Convention.

          2.3 Boeing will have no obligation or liability for loss of use, revenue or profit, or for any other incidental or consequential damages.

          2.4 Boeing may, at its option, replace any infringing or allegedly infringing Aircraft Software (or item containing Aircraft Software) with a noninfringing equivalent.

          2.5 Buyer must inform Boeing in writing (a) within 10 days after Buyer receives notice of a suit or other formal action against Buyer alleging copyright infringement involving Aircraft Software and (b) within 30 days after Buyer receives any allegation or claim in the nature of copyright infringement involving Aircraft Software.

          2.6 Boeing may negotiate with any party claiming infringement and may intervene or assume control of the defense at any stage in any infringement suit or action.

                                       B
                                     D-1-1

          2.7 Buyer will promptly furnish to Boeing all data, records and assistance within Buyer's possession or control which may be material to any copyright infringement claim, suit or action relating to Aircraft Software.

          2.8 Other than as required by a final judgment entered by a court of competent jurisdiction, Buyer will not make any payment or commitment to pay, assume any obligation, or make any material concession relative to any copyright infringement for which Boeing may otherwise be obligated.

          2.9 The obligations of Boeing and remedies of Buyer set forth in this Part are exclusive and in substitution for, and Buyer hereby waives, releases and renounces, all other indemnities, obligations, and liabilities of Boeing and all other rights, claims and remedies of Buyer against Boeing, express or implied, arising by law or otherwise, with respect to any actual or alleged copyright infringement or the like by any Aircraft or any item included in any Aircraft.

                                       B
                                     D-1-2

                                     PART E

                   SUPPLIER WARRANTIES AND PATENT INDEMNITIES
                   ------------------------------------------


1.        Supplier Warranties and Supplier Patent Indemnities.
          ---------------------------------------------------

          Boeing will use diligent efforts to obtain adequate warranties and indemnities against patent infringement enforceable by Buyer from manufacturers (Suppliers) of systems, accessories, equipment or parts installed on the Aircraft at the time of delivery that were selected and purchased by Boeing, but not manufactured to Boeing's detailed design. Boeing will furnish copies of such warranties and patent indemnities to Buyer prior to delivery of the first Aircraft.

2.        Boeing Assistance in Administration of Supplier Warranties.
          ----------------------------------------------------------

          Buyer will be responsible for submitting warranty claims directly to Suppliers; however, if Buyer experiences problems enforcing any Supplier warranty obtained by Boeing for Buyer, Boeing will conduct an investigation of such problems and assist Buyer in the resolution of such claims.

3.        Boeing Support in Event of Supplier Default.
          -------------------------------------------

          3.1 If any Supplier defaults in the performance of a material obligation under a design, material or workmanship warranty obtained by Boeing for Buyer, and Buyer provides evidence to Boeing that such default has occurred, then the equivalent warranty and related provisions set forth in this Product Assurance Document will apply to the claimed defect.

          3.2 At Boeing's request, Buyer will assign to Boeing, and Boeing will be subrogated to, Buyer's rights against the manufacturer providing such Supplier warranty.

                                       B
                                      E-1

                                    PART F-1

                         ENGINE MANUFACTURER'S WARRANTY
                         ------------------------------
                            AND PRODUCT SUPPORT PLAN
                            ------------------------


Boeing has obtained from General Electric Company (GE) the right to extend to Buyer the provisions of GE's warranty as set forth below (herein referred to as the "Warranty"); subject, however, to Buyer's acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Buyer and Buyer hereby accepts the provisions of GE's Warranty as hereinafter set forth, and such Warranty shall apply to all GE90 type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Buyer for support of the Aircraft except that, if Buyer and GE have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the provisions of paragraphs 1 through 10 below and paragraphs 1 through 10 below shall be of no force or effect and neither Boeing nor GE shall have any obligation arising therefrom. In consideration for Boeing's extension of the GE Warranty to Buyer, Buyer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such GE90 type Engines and Buyer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Buyer hereby releases and discharges GE from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such GE90 type Engines except as otherwise expressly assumed by GE in such GE Warranty or General Terms Agreement between Buyer and GE and Buyer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

                                       B
                                     F-1-1

                       GENERAL ELECTRIC COMPANY WARRANTY
                       ---------------------------------

1.     Title.
       -----

       General Electric warrants that at the date of delivery, GE has legal title to and good and lawful right to sell its GE90 Type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.

2.     Patents.
       -------

       A. GE will handle all claims and defend any suit or proceeding brought against Buyer insofar as based on a claim that any product or part furnished under this Agreement constitutes an infringement of any patent of the United States, and will pay all damages and costs awarded therein against Buyer. This paragraph will not apply to any product or any part manufactured to Buyer's design or to the aircraft manufacturer's design. As to such product or part, GE assumes no liability for patent infringement.

       B. GE's liability hereunder is conditioned upon Buyer promptly notifying GE in writing and giving GE authority, information and assistance (at GE's expense) for the defense of any suit. In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, GE will expeditiously, at its own expense and at its option, either (1) procure for Buyer the rights to continue using said product or part;
(2) replace the same with a satisfactory and noninfringing product or part; or
(3) modify the same so it becomes satisfactory and noninfringing. The foregoing will constitute the sole remedy of Buyer and the sole liability of GE for patent infringement.

       C. The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Buyer as part of the installed equipment on GE90 powered Aircraft.

3.     Initial Warranty.
       ----------------

       GE warrants that GE90 Engine products will conform to GE's applicable specifications and will be free from defects in material and workmanship prior to Buyer's initial use of such products.

                                       B
                                     F-1-2

4.     Warranty Pass-On.
       ----------------

       A. If requested by Buyer and agreed to by GE in writing, GE will extend warranty support for Engines sold by Buyer to commercial airline operators, or to other aircraft operators. Such warranty support will be limited to the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty and Campaign Change Warranty and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to such warranties.

       B. Any warranties set forth herein will not be transferable to a third party, merging company or an acquiring entity of Buyer.

       C. In the event Buyer is merged with, or acquired by, another aircraft operator which has a general terms agreement with GE, the Warranties as set forth herein will apply to the Engines, Modules, and Parts.

5.     New Engine Warranty.
       -------------------

       A. GE warrants each new Engine and Module against Failure for the initial 3500 Flight Hours as follows:

              1.     Parts Credit Allowance will be granted for any Failed
Parts.

              2. Labor Allowance for disassembly, reassembly, tests and Parts Repair of any new Engine part will be granted for replacement of Failed Parts.

              3. Such Parts Credit Allowance, test and Labor Allowance will be 100% from new to 3000 Flight Hours and decreasing pro rata from 100% at 3000 Flight Hours to zero percent at 3500 Flight Hours.

       B.     As an alternative to the above allowances, GE will upon request of
Buyer:

              1. Arrange to have failed Engines and Modules repaired as appropriate, at a facility designated by GE at no charge to Buyer for the first 3000 Flight Hours and at a charge to Buyer increasing pro rata from zero percent of GE's repair costs at 3000 Flight Hours to 100% of such GE repair costs at 3500 Flight Hours.

                                       B
                                     F-1-3

              2. Transportation to and from the designated facility shall be at Buyer's expense.

6.     New Parts Warranty.
       ------------------

       In addition to the warranty granted for new Engines and Modules GE warrants Engine and Module Parts as follows:

       A. During the first 2000 Flight Hours for such Parts and Expendable Parts, GE will grant 100% Parts Credit Allowance or Labor Allowance for repair labor for failed Parts.

       B. GE will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from 100% at 2000 Flight Hours Part Time to zero percent at the applicable hours designated in the Table below:

                                       B
                                     F-1-4

                               GE90 Warranty Parts List*
                               -------------------------
                                                       FLIGHT HOURS
                                            --------------------------------
                                            3000      4000     8000    15000
                                            ----      ----     ----    -----
               Fan Rotor
               ---------
                Blade, 1st Stage              X
                Blade, Booster Stages 2-4     X
                Disk, 1st Stage                                          X
                Spool, Booster Stages                                    X
                Forward Fan Shaft                                        X
                Spinner                       X
                Mid-shaft                                                X

               Fan Stator
               ----------
                Casing incl. containment                         X
                Stator Vane Stages            X
                Booster Cases                             X
                Outlet Guide Vane (OGV),
                  Support                                 X
                Noise Attenuation Panels                  X
                Bleed Valve System            X
                Aft Case                                         X

               Compressor Rotor
               ----------------
                Blades                        X
                Disks and Spools                                         X
                Shaft, Aft                                               X

               Compressor Stator
               -----------------
                Case                                             X
                Shrouds                       X
                Vanes                         X
                Variable Stator Actuating
                 Rings                        X

               Combustor
               ---------
                 Inner/Outer Liners & Dome    X

               HPT Rotor
               ---------
                Blades                                    X
                Retaining Rings               X
                Shaft, Forward and Aft                                   X
                Disks                                                    X
                Thermal Shield                X
                Spacer/Impeller                                          X


              *Warranty Parts List may change

                                       B
                                     F-1-1

                               GE90 Warranty Parts List*
                               -------------------------
                                                       FLIGHT HOURS
                                            --------------------------------
                                            3000      4000     8000    15000
                                            ----      ----     ----    -----
               HPT Stator
               ----------
                Vane Assemblies                         X
                Vane Support                            X
                Interstage Seal                X
                Shrouds                        X
                Shroud Support                          X

               LPT Rotor
               ---------
                Blades                         X
                Interstage Seals               X
                Disks                                                    X
                LP Shaft                                                 X

               LPT Stator
               ----------
                Case                                            X
                Vane Assemblies                X
                Interstage Seals               X
                Shrouds                        X

               Fan Frame
               ---------
                Mid Frame and Struts                    X
                All Supports                            X
                Fwd. Engine Mount                       X
                Fairings                                X

               Compressor Rear Frame
               ---------------------
                Case                                            X
                "B" Sump                                X

               Condition Monitoring Equipment  X
               ------------------------------

               Turbine Rear Frame
               ------------------
                Frame                                           X
                Liner                                   X
                Bearing Supports                        X
                "C/D" Sump                              X

               Main Engine Bearings                     X
               --------------------

               Gearboxes
               ---------
                Cases                                   X
                Shafts, Drive                           X
                Gears                                   X
                Bearings                                X
                Plug-in Adapters                        X
               *  Warranty Parts List may change

                                       B
                                     F-1-2

                               GE90 Warranty Parts List*
                               -------------------------
                                                       FLIGHT HOURS
                                            --------------------------------
                                            3000      4000     8000    15000
                                            ----      ----     ----    -----
               Rotor Tubes and Baffles        X
               -----------------------

               Sump Air and Oil Seals         X
               ----------------------
                Oil Tank                      X

               Controls & Accessories-Engine
               -----------------------------
                Lube Pump                     X
                Scavenge Pump                 X
                Scavenge Filter               X
                Fuel/Oil Heat Exchanger       X
                Main Fuel Pump                X
                Fuel Filter                   X
                Pressurizing Valve            X
                Hydro Mechanical Unit         X
                Compressor Inlet Temperature
                  Sensor                      X
                Variable Stator Actuator      X
                Thermocouple Harness          X
                Tachometer Generator-Fan      X
                Anti-Icing Valve              X
                Ignition Unit                 X
                Electronic Control Unit       X
                Fuel Nozzle                   X
                Power Alternator              X


               *  Warranty Parts List may change

                                       B
                                     F-1-3

7.     Ultimate Life Warranty.
       ----------------------

       A.     GE warrants Ultimate Life limits on the following parts:

              GE90 Engine
              -----------

                     Fan Rotor
                     ---------

                     Disk, Stage 1
                     Spool, Booster Stages 2-4
                     Fan-Shaft, Forward
                     Fan-Shaft, Aft

                     Compressor Rotor
                     ----------------

                     Disk Shaft, Forward
                     Spool Stages 2-6
                     Disk, Stage 7
                     Spool Shaft, Stage 8-10

                     High Pressure Turbine Rotor
                     ---------------------------

                     Disk Shaft, Stage 1
                     Disk Shaft, Stage 2

                     Low Pressure Turbine Rotor
                     --------------------------

                     Disks, Stage 1-6
                     Shaft, Cone
                     Shaft, Forward

       B. GE will grant a pro rata Parts Credit Allowance of 100% when new to 10,000 Flight Cycles, and a credit allowance decreasing pro rata from 100% at 10,000 Flight Cycles to zero percent at 15,000 Flight Cycles. Credit will be granted only when such Parts are permanently removed from service by a GE or U.S. Government imposed Ultimate Life Limitation of less than 15,000 Flight Cycles.

8.     Campaign Change Warranty.
       ------------------------

       A. A campaign change will be declared by GE when a new Part design introduction, Part modification, Part inspection, or premature replacement of an Engine or Module is required by a time compliance (specific date) GE Service Bulletin. Campaign change may also be declared for GE Service Bulletins requesting new Part introduction no later than the next Engine or Module shop visit. GE will grant the following Parts Credit Allowances:

                                       B
                                     F-1-4

              Engines and Modules
              -------------------

              (1) 100% for Parts in inventory or removed from service when new or with 3000 Flight Hours or less total Part Time.

              (2) Pro rata for Parts in inventory or removed from service decreasing pro rata from 100% at 3000 Flight Hours to 50% at 3500 Flight Hours.

              (3) 50% for Parts in inventory or removed from service with over 3500 Flight Hours since new, regardless of warranty status.

       B. Labor Allowance - GE will grant 100% Labor Allowance for disassembly, reassembly, modification, testing, or inspection of GE-supplied Engines, Modules or Parts therefor when such action is required to comply with a mandatory time compliance (specific date) GE Service Bulletin. A Labor Allowance will be granted by GE for other GE issued Service Bulletins if so specified in such Service Bulletins.

       C. Life Controlled Rotating Parts retired by Ultimate Life limits are excluded from Campaign Change Warranty.

9.     Limitations.
       -----------

       THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF GE WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFOR, AND IN NO EVENT SHALL GE'S LIABILITY TO BUYER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO BUYER'S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.

10.    Indemnity and Contribution.
       --------------------------

       A. IN THE EVENT BUYER ASSERTS A CLAIM AGAINST A THIRD PARTY FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN LIMITATIONS, PARAGRAPH 9. ABOVE, BUYER SHALL INDEMNIFY AND HOLD GE HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) INCIDENT

                                       B
                                     F-1-5

THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO INDEMNIFICATION UNDER THIS PROVISION. THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH DAMAGES WERE OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF GE, WHETHER ACTIVE, PASSIVE OR IMPUTED.

       B. BUYER SHALL INDEMNIFY AND HOLD GE HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND LIABILITY OF ANY KIND (INCLUDING EXPENSES OF LITIGATION AND ATTORNEYS' FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON, OR FOR PROPERTY DAMAGE OF ANY TYPE, ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT, TO THE EXTENT THAT THE PAYMENTS MADE OR REQUIRED TO BE MADE BY GE EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY, BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY BUYER OR BECAUSE BUYER DID NOT APPEAR IN AN ACTION BROUGHT AGAINST GE. BUYER'S OBLIGATION TO INDEMNIFY GE HEREUNDER SHALL BE APPLICABLE AT SUCH TIME AS GE IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGMENT IN AN ACTION OR PROCEEDING IN WHICH GE WAS A PARTY, PERSONALLY APPEARED, AND HAD THE OPPORTUNITY TO DEFEND ITSELF. THIS INDEMNITY SHALL APPLY WHETHER OR NOT BUYER'S LIABILITY IS OTHERWISE LIMITED.

                                       B
                                     F-1-6

                                    PART F-2

                         ENGINE MANUFACTURER'S WARRANTY
                         ------------------------------
                            AND PRODUCT SUPPORT PLAN
                            ------------------------


Boeing has obtained from United Technologies Corporation ("United") the right to extend to Buyer the provisions of United's "Warranty for New Engines and New Parts for Engines" (herein referred to as the "Warranty"); subject, however, to Buyer's acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Buyer and Buyer hereby accepts the provisions of United's Warranty as hereinafter set forth, and such Warranty shall apply to all PW4000 type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Buyer for support of the Aircraft except that, if Buyer and United have executed a General Terms Agreement for such installed Engines, then the terms of that Agreement shall be substituted for and supersede the below-stated provisions and such provisions shall be of no force or effect and neither Boeing nor United shall have any obligation arising therefrom. In consideration for Boeing's extension of the United Warranty to Buyer, Buyer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such Engines and Buyer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Buyer hereby releases and discharges United from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such United PW4000 Engines except as otherwise expressly assumed by United in its Warranty or General Terms Agreement between Buyer and United and Buyer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

                                       B
                                     F-2-1

              WARRANTY FOR NEW ENGINES AND NEW PARTS FOR ENGINES
              --------------------------------------------------

1.     Defective Goods.
       ---------------

       United Technologies Corporation, Pratt & Whitney Group, Commercial Engine Business (Seller) warrants to Customer (Buyer) that at the time of delivery the goods sold hereunder will be free from defects in material and manufacture and will conform substantially to Seller's applicable specification. Seller's liability and Buyer's remedy under this warranty are limited to the repair or replacement, at Seller's election, of goods or parts thereof returned to Seller which are shown to Seller's reasonable satisfaction to have been defective; provided that written notice of the defect will have been given by Buyer to Seller within ninety (90) days after the first operation or use of the goods (or if the goods are installed in new aircraft, within ninety (90) days after acceptance of such aircraft by its first operator) but in no event later than one (1) year after the date of delivery of such goods by Seller. Transportation charges for the return of defective goods to Seller and their reshipment to Buyer and the risk of loss thereof will be borne by Seller only if returned in accordance with written shipping instructions from Seller.

2.     Title.
       -----

       Seller warrants to Buyer that it will convey good title to the goods sold hereunder. Seller's liability and Buyer's remedy under this warranty are limited to the removal of any title defect or, at the election of Seller, to the replacement of the goods or parts thereof which are defective in title; provided, however, that the rights and remedies of the parties with respect to patent infringement shall be limited to the provisions of subparagraph 3. below.

3.     Patent Infringement.
       -------------------

       Seller will conduct, at its own expense, the entire defense of any claim, suit or action alleging that, without further combination, the use or resale by Buyer or any subsequent purchaser or user of the goods delivered hereunder directly infringes any United States patent, but only on the conditions that:
(a) Seller receives prompt written notice of such claim, suit or action and full opportunity and authority to assume the sole defense thereof, including settlement and appeals, and all information available to Buyer and defendant for such defense; (b) said goods are made according to a

                                       B
                                     F-2-2
specification or design furnished by Seller or, if a process patent is involved, the process performed by the goods is recommended in writing by Seller; and (c) the claim, suit or action is brought against Buyer or one expressly indemnified by Buyer. Provided all of the foregoing conditions have been met, Seller will, at its own expense, either settle said claim, suit or action or will pay all damages and costs awarded by the court therein and, if the use or resale of such goods is finally enjoined, Seller will, at Seller's option, (i) procure for defendant the right to use or resell the goods, (ii) replace them with equivalent noninfringing goods, (iii) modify them so they become noninfringing but equivalent, or (iv) remove them and refund the purchase price paid therefore (less a reasonable allowance for use, damage and obsolescence).

If a claim, suit or action is based on a design or specification furnished by Buyer or on the performance of a process not recommended in writing by Seller, or on the use or sale of the goods delivered hereunder in combination with other goods not delivered to Buyer by Seller, Buyer will indemnify and save Seller harmless therefrom.

4.     Engine and Parts Service Policy.
       -------------------------------

       Seller warrants to Buyer that it will extend to Buyer, with respect to Engines sold to Buyer (whether installed as new equipment in aircraft by the manufacturer and delivered to Buyer or delivered directly by Seller to Buyer), allowances and adjustments in accordance with the applicable Engine and Parts Service Policy offered by said Seller on the date of Seller's receipt of the order therefor. Seller's liability and Buyer's remedy under this Engine and Parts Service Policy are limited to the allowances and adjustments and are subject to the general conditions stipulated in such Engine and Parts Service Policy; provided, however, that no change in or retraction of such Policy shall apply to Engines delivered or to be delivered by Seller under orders received by Seller prior to Seller's announcement of any such change or retraction.

5.     Exclusive Warranties and Remedies.
       ---------------------------------

       THE FOREGOING WARRANTIES ARE EXCLUSIVE AND ARE GIVEN AND ACCEPTED IN LIEU OF (i) ANY AND ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND (ii) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN CONTRACT OR TORT, WHETHER OR NOT ARISING FROM SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED. THE

                                       B
                                     F-2-3

REMEDIES OF BUYER SHALL BE LIMITED TO THOSE PROVIDED HEREIN TO THE EXCLUSION OF ANY AND ALL OTHER REMEDIES INCLUDING, WITHOUT LIMITATION, INCIDENTAL OR CONSEQUENTIAL DAMAGES. NO AGREEMENT VARYING OR EXTENDING THE FOREGOING WARRANTIES, REMEDIES OR THIS LIMITATION WILL BE BINDING UPON SELLER UNLESS IN WRITING, SIGNED BY A DULY AUTHORIZED OFFICER OR SELLER.

6.     Warranty Pass-on.
       ----------------

       Seller will, upon the written request of the Buyer, extend Warranty coverage to Engines (or modules and/or parts thereof) sold by Buyer to another operator to the extent only, however, that such coverage exists at the time of such sale and subject to the provisions of the Warranty.

                                       B
                                     F-2-4

                                    PART F-3

                         ENGINE MANUFACTURER'S WARRANTY
                         ------------------------------
                            AND PRODUCT SUPPORT PLAN
                            ------------------------


Boeing has obtained from Rolls-Royce plc ("RR") the right to extend to Buyer the provisions of RR's Warranty Agreement (herein referred to as the "Warranty"); subject, however, to Buyer's acceptance of the conditions set forth therein. Accordingly, Boeing hereby extends to Buyer and Buyer hereby accepts the provisions of the Warranty, and such Warranty shall apply to all RB211 Trent type Engine(s) (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Buyer for support of the Aircraft except that, if Buyer and RR have executed a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the provisions of the Warranty and the Warranty shall be of no force or effect and neither Boeing nor RR shall have any obligation arising therefrom. In consideration for Boeing's extension of the Warranty to Buyer, Buyer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such RB211 Trent Engine(s) and Buyer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Buyer hereby releases and discharges RR from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such RB211 Trent type Engine(s) except as otherwise expressly assumed by RR in such Warranty or General Terms Agreement between Buyer and RR and Buyer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

The RR Warranty is set forth in Exhibit C to the RB211 TRENT type engine purchase contract dated May 31, 1990 between Rolls-Royce plc and Boeing. Copies of the RR Warranty shall be provided to Buyer by Boeing upon request.

                                       B
                                     F-3-1

                                     PART G

                          BOEING INTERFACE COMMITMENT
                          ---------------------------


1.        Interface Problems.
          ------------------

          If Buyer experiences technical problems in the operation of an Aircraft or its systems, the cause of which is not readily identifiable by Buyer but which Buyer believes to be attributable to the design characteristics of the Aircraft or its systems (Interface Problem), Boeing will, without additional charge to Buyer, promptly conduct an investigation and analysis to determine the cause or causes of the Interface Problem and to recommend such corrective action as may be feasible. Buyer will furnish to Boeing all data and information in Buyer's possession relevant to the Interface Problem, and will cooperate with Boeing in the conduct of investigations and tests. Boeing will promptly advise Buyer at the conclusion of its investigation of Boeing's opinion as to the causes of the Interface Problem and Boeing's recommendation as to corrective action.

2.        Boeing Responsibility.
          ---------------------

          If Boeing determines that the Interface Problem is primarily attributable to the design of any item manufactured to Boeing's detailed design, Boeing will correct the design of such item to the extent of any then-existing obligations of Boeing under the provisions of the applicable Boeing Warranty or Boeing Service Life Policy.

3.        Manufacturer Responsibility.
          ---------------------------

          If Boeing determines that the Interface Problem is primarily attributable to the design of an item not manufactured to Boeing's detailed design, Boeing will assist Buyer in processing a warranty claim against the manufacturer of such item.

4.        Joint Responsibility.
          --------------------

          If Boeing determines that the Interface Problem is partially attributable to the design of an item manufactured to Boeing's detailed design and partially to the design of an item not manufactured to Boeing's detailed design, Boeing will seek a solution to the Interface Problem through the

                                       B
cooperative efforts of Boeing and the manufacturer of the other item and will promptly advise Buyer of resulting corrective actions and recommendations.

5.        General.
          -------

          Buyer will, if requested by Boeing, assign to Boeing any of Buyer's rights against any manufacturer as Boeing may require to fulfill its obligations hereunder.

6.        Disclaimer and Release; Exclusion of Liabilities.
          ------------------------------------------------

          This Part G and the rights and remedies of Buyer and the obligations of Boeing herein are subject to the Disclaimer And Release and Exclusion of Consequential and Other Damages provisions of Article 12 of this Agreement.

                                       B

                                    PART H

                                    GENERAL
                                    -------


1.     Duplicate Product Assurance Remedies.
       ------------------------------------

       Boeing will not provide or be requested to provide multiple remedies for any claim made pursuant to the provisions of this Product Assurance Document.

2.     Notices.
       -------

       References to "Boeing" in connection with notices or communications throughout this Product Assurance Document mean Boeing's Product Assurance Regional Manager at Renton, Washington.

                                       B

                                    PART I

          SUPPLIER COMPONENT RELIABILITY (MTBUR/MTBF) COMMITMENTS AND
          -----------------------------------------------------------
                     SYSTEM RELIABILITY (MTBMA) COMMITMENTS
                     --------------------------------------


1.     Supplier MTBUR/MTBF and MTBMA Commitments.
       -----------------------------------------

       Boeing will use diligent efforts to obtain component reliability commitments and, for fault tolerant systems, system reliability commitments, enforceable by Buyer, from suppliers of certain systems, accessories, equipment and parts which are selected and purchased by Boeing but which are not manufactured to Boeing's detailed design and which will be installed in the Aircraft at time of delivery. These commitments will be based on the supplier's contractual targets for Mean Time Between Unscheduled Removals (MTBUR), Mean Time Between Failures (MTBF) and, for fault tolerant systems, Mean Time Between Maintenance Alerts (MTBMA). Boeing will furnish copies of such supplier MTBUR/MTBF and MTBMA commitments to Buyer, in Boeing Document No. D6-56115, "Supplier Product Support and Product Assurance Document - All Boeing Model Airplanes," prior to delivery of the first Aircraft.

2.     Boeing Support of Supplier MTBUR/MTBF Commitments.
       -------------------------------------------------

       Buyer will be responsible for submitting any reliability reports directly to suppliers, however if any supplier defaults in the performance of any material obligation with respect to the supplier's MTBUR/MTBF commitments obtained by Boeing pursuant to paragraph 1 above, then the terms and conditions set forth in Part J of this Product Assurance Document will apply with respect to the supplier component involved, as if such component was a "Specified Component" (as defined in paragraph 2.12 of such Part J) provided by Boeing, except that:

       2.1 Buyer will, within 3 months after the occurrence of such default, submit to Boeing's Warranties Regional Manager at Renton, Washington, reasonable proof that such default has occurred;

       2.2 The MTBUR and MTBF target values used will be the target values specified in the supplier commitments obtained by Boeing as described in paragraph 1 above; and

                                       B

       2.3 Boeing will have the right to assign any or all of its applicable obligations and liabilities with respect to Part J to any supplier that Boeing may select, provided that Boeing will remain obligated, pursuant to this paragraph 2, to such applicable Part J provisions in the event of any further default by any such supplier.

At Boeing's request, Buyer will assign to Boeing, and Boeing will be subrogated to, any of Buyer's rights against such supplier as Boeing may reasonably require to permit Boeing to seek remedies from such supplier comparable to those provided by Boeing to Buyer pursuant to such Part J.

3.     Boeing Support of Supplier MTBMA Commitments.
       --------------------------------------------

       In the event that any supplier defaults in the performance of any material obligation with respect to such supplier's MTBMA commitments obtained by Boeing pursuant to paragraph 1 of this Part I, then the terms and conditions set forth in Attachment A to this Part I will apply with respect to the supplier component involved, except that:

       3.1 Buyer will, within 3 months after the occurrence of such default, submit to Boeing's Warranties Regional Manager at Renton, Washington, reasonable proof that such default has occurred; and

       3.2 The MTBMA target values used will be the target values specified in the supplier commitments obtained by Boeing as described in paragraph 1 above.

                                       B

Attachment A to
Part I

               Fault Tolerant System Reliability (MTBMA) Program
               -------------------------------------------------
                         for Supplier-Designed Products
                         ------------------------------


Boeing will use diligent efforts to obtain system reliability programs from suppliers of fault-tolerant systems. The definitive terms being requested of the suppliers for such programs are essentially the same as those contained in Part J of this Product Assurance Document, except for the following:

          1. Reliability would be measured in terms of Mean Time Between Maintenance Alerts (MTBMA) wherein the Maintenance Alert is a message provided to the Aircraft's on-board maintenance system when internal components of the specified system have failed, but at least 1 additional and like failure would be required before Aircraft dispatch integrity requirements could no longer be met.

          2. Reliability deficiencies would be based on an excessive level of Maintenance Alerts wherein removal of the specified system from the Aircraft would not be a requirement.

          3. Remedies for such deficiencies would apply to the affected fleet of 777 aircraft as well as the Aircraft.

          4. To support such fleet-wide remedies, all operators of 777 aircraft will be strongly encouraged to provide reliability data on a monthly basis whether or not they are claiming an MTBMA reliability deficiency. Failure to provide such monthly reports could result in Buyer's loss of remedies under the programs.

          5. Such programs will be administered directly between Buyer and such suppliers.

                                       B
                                     I-A-1

                                     PART J

                   COMPONENT RELIABILITY (MTBUR/MTBF) PROGRAM
                   ------------------------------------------
               FOR SPECIFIED COMPONENTS MANUFACTURED TO BOEING'S
               -------------------------------------------------
                                DETAILED DESIGN
                                ---------------

1.     Scope.
       -----

       1.1    Program Term.
              ------------

              The Component Reliability Mean Time Between Unscheduled Removal (MTBUR) and Mean Time Between Failure (MTBF) Program as set forth herein (the Program) will be, with respect to each Specified Component (as hereinafter defined), in effect for a term of 5 consecutive years after delivery of the first Model 777 aircraft in which the first of each such Specified Component is installed (the Program Term). Except as otherwise provided herein, all provisions of the Program and Boeing's obligations hereunder will terminate, with respect to each Specified Component, at the end of the last day of the Program Term applicable to each such Component.

       1.2    Covered Aircraft.
              ----------------

              The Program will apply to any Specified Component installed in any Aircraft operated by Buyer (the Covered Aircraft) during the Program Term.

2.     Definitions.
       -----------

       For purposes of the Program, the following definitions will apply:

       2.1    "BITE" means Built-In-Test Equipment.

       2.2 "Chargeable Unscheduled Removal" for any Specified Component means the removal of such Component from a Covered Aircraft during any Reporting Period or Special Reporting Period for such Component due to a known or suspected malfunction or defect, including a removal made in response to BITE. However, the unscheduled removal of a Specified Component will not constitute a Chargeable Unscheduled Removal in any of the following events:

              2.2.1 The removal of the Specified Component is caused by any operation, service or maintenance of such Component, the Covered Aircraft or a system in which such

                                       B

Component is installed which is not in accordance with Boeing's applicable written instructions, unless Buyer can establish that such operation, service or maintenance is in accordance with recognized standards for commercial air carriers;

              2.2.2  The removal is for maintenance convenience;

              2.2.3  The removal is for purposes of condition analysis;

              2.2.4 The removal is due to a cause which is incidental to or a consequence of a failure of another part;

              2.2.5 Prior to such removal, a remedy for the cause for such removal has been offered to Buyer and Buyer has not accomplished such remedy within the time period set forth in paragraph 6.1 herein; or

              2.2.6 The removal is caused by Buyer's failure to repair or replace all faulty or discrepant component parts of the Specified Component when performing service or maintenance on such Component.

       2.3 "Buyer's Fleet" or "Fleet" means all Covered Aircraft operated by Buyer during any Reporting Period or Special Reporting Period.

       2.4 "Fleet Achieved MTBF" or "Fleet Achieved MTBUR" for any Specified Component during any Reporting Period or Special Reporting Period for such Component is the value obtained by use of the following formula:

          Fleet Achieved MTBF   =     Fleet Component Hours
                                      ---------------------
                  or                  Fleet Verified Failures or
          Fleet Achieved MTBUR        Fleet Unscheduled Removals, respectively

       2.5 "Fleet Component Hours" for any Specified Component are the total Fleet flying hours (Covered Aircraft takeoff to touchdown) during any Reporting Period or Special Reporting Period for such Component multiplied by the number of such Components per Covered Aircraft.

       2.6 "Fleet Verified Failures" or "Fleet Unscheduled Removals" for any Specified Component are the total number of Verified Failures or Chargeable Unscheduled

                                       B

Removals, respectively, of such Component experienced by a Fleet during any Reporting Period or Special Reporting Period for such Component.

       2.7 "MTBF Deficiency" or "MTBUR Deficiency" for any Specified Component occurs when, for any Reporting Period for such Component, 4 or more Verified Failures or 4 or more Chargeable Unscheduled Removals are experienced and the Fleet Achieved MTBF or Fleet Achieved MTBUR for such Reporting Period is less than the "Target Critical Value" with respect to such Component, as determined by the procedure in paragraph 7 herein.

       2.8 "Special MTBF Deficiency" or "Special MTBUR Deficiency" for any Specified Component occurs when, for any Special Reporting Period for such Component, 3 or more Verified Failures or Chargeable Unscheduled Removals are experienced and Fleet Achieved MTBF or Fleet Achieved MTBUR for such Component during such Special Reporting Period does not exceed 50% percent of the MTBF or MTBUR Target for such Component.

       2.9 "MTBUR Target" or "MTBF Target" for any Specified Component will be the applicable value specified for such Component in paragraph 9 herein.

       2.10 "Reporting Period" for each Specified Component in a Fleet will be the number of consecutive months, including the month immediately preceding the month of any report furnished by Buyer hereunder, during which at least 4 Verified Failures or Chargeable Unscheduled Removals have occurred. The initial Reporting Period will commence on the first day of the first full calendar month following the date Buyer's first Covered Aircraft is delivered.

       2.11 "Special Reporting Period" for each Specified Component in a Fleet will be the number of consecutive months, including the month immediately preceding the month of any report furnished by Buyer hereunder, wherein (i) at least 3 Verified Failures or Chargeable Unscheduled Removals of such Component occur and (ii) no more than 3 Covered Aircraft are operated by Buyer during such period.

       2.12 "Specified Component" or "Component" means any part identified in paragraph 9 herein or any later configurations thereof installed on a Covered Aircraft or sold by Boeing to Buyer as a spare part during the Program Term.

                                       B

       2.13 "Turnaround-Time" for each Specified Component during any Reporting Period or Special Reporting Period is the average time in calendar days consumed in the receiving, inspection, test, repair, modification, replacement, packaging and shipping preparation necessary to confirm or restore the serviceability of all such Components experiencing a Chargeable Unscheduled Removal or Verified Failure which are removed and processed during such Reporting Period or Special Reporting Period. Specific Turnaround-Time periods are defined as follows:

              2.13.1 For Specified Components processed by Boeing, the Turnaround-Time will start on the date on which both the Component and Buyer's return order or claim pertaining to such Component have been received by Boeing and will end on the date the serviceable or replacement Component is shipped by Boeing to Buyer, plus a maximum of 5 days transportation time for return shipment from Boeing to Buyer. Boeing will use the most expeditious method of transportation, including air shipment, to the maximum extent practicable.

              2.13.2 For Specified Components processed by Buyer, the average Turnaround-Time will not exceed a period beginning with the date of removal of the Specified Component and ending 15 calendar days after such date, unless a longer period is (i) justified due to a delay by Boeing in providing parts required to repair or modify such Specified Components or (ii) established by agreement between Boeing and Buyer.

       2.14 "Verified Failure" for any Specified Component means an unscheduled removal of such Component from a Fleet during any Reporting Period or Special Reporting Period due to a failure in such Component where such failure is the primary cause for removal and is subsequently confirmed by Boeing's approved shop test, investigative processes, inspection findings or BITE failure confirmation records. However, the unscheduled removal of a Specified Component due to a failure of such Component will not constitute a "Verified Failure" in any of the following events:

              2.14.1 The failure of such Specified Component is caused by any operation, service or maintenance of such Component, the Covered Aircraft or a system in which such Component is installed which is not in accordance with Boeing's applicable written instructions, unless Buyer can establish that such operation, service, maintenance or overhaul is in accordance with recognized standards for commercial air carriers;

                                       B

              2.14.2 The failure of the Specified Component is due to a cause which is incidental to or a consequence of a failure of another part;

              2.14.3 Prior to such failure a remedy for such failure has been offered to Buyer and Buyer has not accomplished such remedy within the time period set forth in paragraph 6.1 herein; or

              2.14.4 The failure is caused by Buyer's failure to repair or replace all faulty or discrepant component parts of the Specified Component when performing service or maintenance on such Component.

3.     Remedies.
       --------

       3.1 If Buyer notifies Boeing within 90 days after completion of the most recent Reporting Period or Special Reporting Period with respect to any Specified Component that an MTBUR Deficiency or an MTBF Deficiency exists or that a Special MTBUR Deficiency or Special MTBF Deficiency for such Specified Component for such Period exists; then Boeing will:

              3.1.1 Upon Buyer's request, provide technical assistance and recommendations to Buyer of the type and extent which Boeing determines is appropriate for correcting such Deficiency;

              3.1.2 Investigate the circumstances and possible causes of any such Deficiency, and, if such investigation indicates a design review is appropriate, initiate a review of the design of such Component and, if redesign is practicable, redesign such Component. If such redesign requires modification of deficient Specified Components, Boeing will either (i) modify such deficient Components at no charge to Buyer or (ii) provide retrofit kits required to accomplish such modification at no-charge to Buyer and reimburse Buyer for the direct labor costs to incorporate such retrofit kits. Boeing's reimbursement amount will not exceed Boeing's reasonable estimate of the labor hours required therefor by Buyer, using the warranty labor reimbursement agreement then in effect between Boeing and Buyer; and

                                       B

              3.1.3 Upon Buyer's request, provide to Buyer on a no-charge loan basis the quantity of additional spare Specified Components determined by the formula set forth in paragraph 8 herein. Such spare Specified Component(s) will be in a new or used-serviceable condition.

       3.2 Upon receipt of each subsequent monthly report submitted by Buyer pursuant to paragraph 5.2 herein, Boeing will monitor the Fleet Achieved MTBUR and/or Fleet Achieved MTBF with respect to the deficient Specified Component and, depending on the reliability performance of such Component, either (i) if a Deficiency continues to exist, and at Buyer's request, furnish any additional spare Component(s) available to Buyer under the terms of the Program or (ii) if a Deficiency no longer exists and subject to separate agreement between Buyer and Boeing, Boeing will:

              3.2.1 sell such loaned spare Component(s) to Buyer as additional follow-on spare parts, and/or

              3.2.2 arrange for the incorporation of such loaned spare Component(s) in one or more of Buyer's follow-on Aircraft.

If Buyer and Boeing cannot reach agreement on either alternative 3.2.1 or 3.2.2 above, Buyer will be responsible for the prompt return to Boeing of any spare Component(s) loaned hereunder.

4.     Extended Remedies.
       -----------------

       Notwithstanding the expiration of the Program Term for any Specified Component, if an MTBUR Deficiency, Special MTBUR Deficiency, MTBF Deficiency or Special MTBF Deficiency exists with regard to such Specified Component on such expiration date, and Buyer notifies Boeing of such Deficiency within 90 days after such date, Boeing will either:

       4.1 Extend the Program for such Specified Component until such Deficiency is corrected, in which case the provisions of paragraph 3 herein will remain in full force and effect with respect to such Specified Component, or

       4.2 Negotiate in good faith with Buyer to reach a mutually agreeable settlement regarding such Deficiency.

                                       B

5.     Administrative Requirements.
       ---------------------------

       5.1 If no MTBUR Deficiency, Special MTBUR Deficiency, MTBF Deficiency or Special MTBF Deficiency exists with respect to a Specified Component for any Reporting Period, or, if applicable, Special Reporting Period, no reports need be filed. If a Deficiency is being claimed, the reports identified in paragraph
5.2 below covering the Reporting Period or Special Reporting Period during which such Deficiency occurred will accompany such claim.

       5.2 After such a Deficiency has been claimed or when any remedies, as set forth in paragraph 3 herein, are being provided to Buyer, Buyer will provide monthly reports to Boeing. Such reports will include the calculation of the Fleet Achieved MTBUR or Fleet Achieved MTBF for the most recently completed Reporting Period or, if applicable, Special Reporting Period (which will include the same number of months in the Reporting Period or Special Reporting Period initially selected by Buyer pursuant to paragraph 2.10 or 2.11 herein for the Specified Component involved) and will be submitted to Boeing within 30 days after the last day of each successive month.

       5.3 Upon request, Buyer will submit to Boeing adequate proof that any removal of a Specified Component for a reason claimed by Buyer to constitute a Chargeable Unscheduled Removal or Verified Failure does in fact constitute such Removal or such Failure. Buyer will afford Boeing a reasonable opportunity to investigate the cause of any claimed Deficiency and will provide such additional information as is reasonably necessary to monitor the Program or to investigate any claimed Deficiency. Buyer records supporting such reports and any additional pertinent information related thereto will be maintained for a minimum of 1 year after submittal of the report or related information. All such records and any other data in Buyer's possession reasonably required for the proper administration of the Program will, upon request, be made available at Buyer's facilities for examination by Boeing.

       5.4 All reports submitted to Boeing will be addressed to the attention of Boeing's Warranties Regional Manager at Renton, Washington.

                                       B

6.     Conditions and Limitations.
       --------------------------

       6.1 If, to improve the Fleet Achieved MTBUR or Fleet Achieved MTBF for a Specified Component, Boeing provides service bulletins, service letters or other written instructions (instructions) or offers no-charge retrofit kits
(kits) pertaining to such Component, Buyer will accomplish such instructions or install such kits within a period of 240 days after availability of such instructions or kits at Buyer's facility or such longer period as may be established by mutual agreement between Boeing and Buyer. If Buyer does not accomplish the instructions or install the kits within the time periods indicated, all removals of Specified Components affected by such instructions or kits which occur after expiration of such time periods and prior to accomplishment by Buyer of such instructions or kits on all affected Specified Components in Buyer's possession will be excluded from the calculations which determine whether or not remedies are available under the Program.

       6.2 The Program is not a warranty or an agreement to modify any Specified Component to conform to new developments in the state of design or manufacturing art. Boeing's sole obligations under the Program and Buyer's sole remedy and relief for all matters arising under or by virtue of the Program will be as set forth herein. This Part J and the rights and remedies of Buyer and obligations of Boeing herein are subject to the disclaimer and release and Exclusion of Consequential and Other Damages provisions of Article 12 of this Agreement.

7.     Determination of Target Critical Values for MTBUR and MTBF Targets.
       ------------------------------------------------------------------

       7.1    Definitions.
              -----------

              R  =   number of Fleet Unscheduled Removals (for MTBUR) or Fleet
                     Verified Failures (for MTBF) during Reporting Period.

              M  =   applicable MTBUR Target or MTBF Target for the Specified
                     Component (as set forth in paragraph 9 herein).

              C  =   Critical Value Multiplier (determined using the table
                     below) which corresponds to the value of "R" as defined above. (Interpolation is to be used for values not shown in the table below.)

                                       B

       7.2    Target Critical Value Calculation.
              ---------------------------------

              The Target Critical Value (used to determine if an MTBUR Deficiency or an MTBF Deficiency exists) for any Specified Component will be calculated as follows:

                           Target Critical Value = CM

       7.3    Table of Critical Value Multipliers.
              -----------------------------------

               R         C         R         C
              ---      ----      ----      ----
                4      .436        18      .712
                5      .486        19      .719
                6      .525        20      .726
                7      .556        25      .754
                8      .582        30      .776
                9      .604        40      .803
               10      .622        50      .824
               11      .638        75      .855
               12      .652       100      .874
               13      .665       200      .911
               14      .677       300      .926
               15      .687       400      .935
               16      .697       500      .943
               17      .704      1000 or   .946
                                 more

       Note:  The table values are derived from the chi-square
       ---- confidence limits for the exponential distribution. Each critical value multiplier is the reciprocal of a 90% one-sided upper confidence limit.

8.     Additional Spare Specified Components Formula.
       ---------------------------------------------

       8.1    Definitions.

              M  =   applicable MTBUR or MTBF Target for the Specified Component

              m  =   Fleet Achieved MTBUR or MTBF

              N  =   total number of installed Specified Components, i.e, number of Covered Aircraft operated during the Reporting Period or, if applicable, Special Reporting Period times the number of such Specified Components installed per Covered
                     Aircraft.

                                       B

              T  =   Turnaround-Time (in calendar days)

              u  =   Average daily utilization (total actual Fleet flying hours, takeoff to touchdown, divided by total number of Fleet in-service calendar days) during the latest Reporting Period or, if applicable, Special Reporting Period

              The quantity of spare Specified Components (Q) to be offered pursuant to Paragraph 3.1.3 is:

              Q = (T)(u)(N)(M-m)
                           -----
                           (Mm)

       8.2 If Q is less than 1, then Buyer will be entitled to 1 spare Specified Component. Any value of Q greater than 1 will be rounded to the nearest whole number.

9.     Specified Components.
       --------------------

                                             Qty.
Part              Part                       Per     MTBUR     MTBF
Number            Name                       A/C    Target    Target
- ------            ----                       ---    ------    ------
285W0019-101      Card, ECS                    2    25,000    50,000
                  Miscellaneous

285W0114-1        Radio Tuning Panel           3    13,500    15,000

S285W601-1        AMUX                         2    33,000    53,000

285W0013-1        Entertainment                1    50,000    77,000
                  Multi-Plexer/Controller

285W0027-1        Zone Mgt. Unit               3    15,000    47,000

285W0025-1        Speaker Drive Mod.          32    75,000   103,000

285W0029-1        Ovhd. Elec. Unit           102   146,000   240,000

285W0012-1        Cabin Area                   3    16,000    25,000
                  Control Panel

285W0011-1        Cabin System                 1     6,000    24,000
                  Control Panel

                                       B

                                            Qty.
Part              Part                      Per     MTBUR     MTBF
Number            Name                      A/C    Target    Target
- ------            ----                      ----   -------   -------

S285W603-1        Zone Power Controller        3    21,000    80,000

285W0035-1        Seat Elec. Unit            135   131,000   170,500

285W0034-1        Cabin System Mgt. Unit       1    23,000    48,000

285W0024          Cabin Attnds. Handset       10   108,000   120,000

285W0026-1        Pass. Address Cabin          1     8,000    16,000
                  Interphone Controller

285W0037-101      Card File Power Supply       1     7,800    13,000

285W0038-101      Card File Power Supply       1     7,800    13,000

285W0020-101      Card File ARINC Signal       4    15,000    25,000
                  Gateway Card

285W0212-1        OPAS OPCF                    2   409,500   455,000
                  Card File LRU

285W0259-1        Ovhd. Panel ARINC 629        2   103,000   120,000
                  S-PDCU LRU

285W0218-1        Ovhd. Panel ARINC 629        4    71,000   120,000
                  S-OPIC Card

285W0219-1        Ovhd. Panel ARINC 629        2    24,300    27,000
                  S-OPBC LRU

285W0023-1        Flap Slat Elec.              2     5,000    15,000
                  Unit (FSEU)

285W0015-101      Warning Elec.                2    11,500    15,000
                  Unit (WEU)

285W0017-101      WLG Card, Hyd.               4    25,000    60,000
                  Ind. Module

Note:  The above listing may be subject to change based on the ongoing design of
- ----   -------------------------------------------------------------------------
       the Aircraft systems in which the Specified Components will be
       --------------------------------------------------------------
       incorporated.  Should change occur, a final listing will be furnished
       ---------------------------------------------------------------------
       Buyer prior to delivery of the first Aircraft.
       ----------------------------------------------

                                       B

                           CUSTOMER SUPPORT DOCUMENT


                                    between

                               THE BOEING COMPANY

                                      and

                    INTERNATIONAL LEASE FINANCE CORPORATION



                  Exhibit C to Purchase Agreement Number 1916

                                       C

                            CODE ONE - NEW CUSTOMER



                           CUSTOMER SUPPORT DOCUMENT

                                    between

                               THE BOEING COMPANY

                                      and

                    INTERNATIONAL LEASE FINANCE CORPORATION



                   Exhibit C-1 to Purchase Agreement Number 1916

                        CUSTOMER SUPPORT DOCUMENT NO. 1916

                             Dated   June 24, 1996
                                   -----------------

                                  Relating to

                           BOEING MODEL 777 AIRCRAFT



       This Customer Support Document is Exhibit C-1 to and forms a part of Purchase Agreement No. 1916 between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to the purchase of Boeing Model 777 aircraft. This Customer Support Document consists of the following parts:


       PART A    Boeing Maintenance Training Program

       PART B    Boeing Customer Support Services

       PART C    Boeing Flight Training Program

       PART D    Technical Data and Documents

       PART E    Buyer's Indemnification of Boeing and Insurance

       PART F    Alleviation or Cessation of Performance

                                      C-1
                                      (I)

                                     PART A

                      BOEING MAINTENANCE TRAINING PROGRAM
                      -----------------------------------


1.     General.
       -------

       This Part A describes the maintenance training to be provided by Boeing (Maintenance Training) at Boeing's training facility at or near Seattle. The Maintenance Training will be provided at no additional charge to Buyer, except as otherwise provided herein. If any part of the Maintenance Training is not used by Buyer prior to delivery of the first Aircraft, Boeing will not be obligated to provide such Maintenance Training at a later date, unless the parties have otherwise agreed in writing.

All instruction, examinations and materials shall be prepared and presented in the English language and in the units of measure used by Boeing. Buyer will provide interpreters if required for Buyer's personnel.

Buyer will be responsible for the living expenses of Buyer's personnel during Maintenance Training. For Maintenance Training provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.     Maintenance Training Planning Conference.
       ----------------------------------------

       No later than 12 months prior to delivery of Buyer's first Aircraft, Boeing and Buyer will conduct a planning conference in order to schedule and discuss the Maintenance Training.

Buyer recognizes that if such planning conference is not held at least 12 months prior to delivery of Buyer's first Aircraft, Boeing's obligation to Buyer and Buyer's Lessee with respect to providing the requisite training shall be subject to the availability of appropriate Boeing training facilities and personnel in the time period in question and is further subject to Buyer's agreement to pay Boeing those reasonable and substantiated extraordinary costs, if any, which are incurred by Boeing in connection with the provision of training as a result of the late planning conference. Furthermore, Boeing agrees to work with Buyer to minimize any such cost impact and to lessen any other impact of such late planning conference.

                                      C-1

3.     Maintenance Training Program.
       ----------------------------

       The Maintenance Training Program will (i) consist of classroom presentations supported by training materials and aids and (ii) if practicable, include an escorted tour of aircraft production areas and/or flight lines. The Maintenance Training will include the following courses:

       3.1    General Familiarization Course.
              ------------------------------

              This course provides general systems information for Buyer's upper management personnel; it does not address the maintenance of the Aircraft and its systems in the detail required by maintenance personnel.

Two classes; up to 15 students per class.

       3.2    Mechanical/Electrical Systems Course (Instructor).
              -------------------------------------------------

              This course provides instruction on the normal operation and maintenance of the Aircraft mechanical and electrical systems, and is oriented to those personnel who require instructor-level knowledge of aircraft mechanical and electrical systems.

One class; up to 15 students.

       3.3    Avionics Systems Course (Instructor).
              ------------------------------------

              This course provides instruction on the normal operation and maintenance of the Aircraft avionics systems, and is oriented to those personnel who require instructor-level knowledge of aircraft avionics systems.

One class; up to 15 students.

       3.4    Mechanical/Electrical Systems Course
              ------------------------------------
              (Line and Base).
              ---------------

              This course provides instruction on the normal operation and maintenance of the Aircraft mechanical and electrical systems, and is oriented to those personnel who specialize in line and base maintenance of aircraft mechanical and electrical systems.

Two classes; up to 15 students per class.

       3.5    Avionics Systems Course (Line and Base).
              ---------------------------------------

              This course provides instruction on the normal operation and maintenance of the Aircraft avionics systems,

                                      C-1
and is oriented to those personnel who specialize in line and base maintenance of aircraft avionics systems.

One class; up to 15 students.

       3.6    Engine Run-Up Course.
              --------------------

              This course provides instruction on test procedures and values for those personnel involved with engine run-up after an engine change. Students for this course must have successfully completed the Mechanical/Electrical Systems Course described above.

Two classes; up to 3 students per class.

       3.7    Corrosion Prevention and Control Course.
              ---------------------------------------

              This course provides instruction on aircraft corrosion prevention and control.

One class; up to 10 students.

       3.8    Aircraft Rigging Course.
              -----------------------

              This course provides instruction on aircraft rigging so as to provide specialist personnel with the necessary information to rig all flight control surfaces, landing gear components, aircraft doors and engines.

One class; up to 6 students at a mutually agreeable alternate facility. The conditions set forth in paragraph 4 below will be applicable with respect to Boeing providing such course.

       3.9    Advanced Composite Repair Course.
              --------------------------------

              This course provides instruction for structural repair personnel and promotes understanding of the design philosophy, inspection and repair of advanced composite components.

One class; up to 6 students.

       3.10   Digital Data Familiarization Course.
              -----------------------------------

              This course provides specialized instruction on using maintenance training data in digital format, as provided by Boeing in accordance with this Exhibit C.

One class; up to 15 students.

                                      C-1

       3.11   Cabin Management System (CMS) Configuration Database Generator
              --------------------------------------------------------------
              (CDG) Familiarization Course.
              ----------------------------

              This course will use the CDG Training Manual as primary text and CDG User Manual as reference source in providing hands-on training to airline personnel in the utilization of CDG. The course will also include an overview of CMS components, locations and system operation.

One class; up to 6 students.

4.     Training at a Facility Other Than Boeing's.
       ------------------------------------------

       If requested prior to the conclusion of the Maintenance Training Planning Conference, Boeing will conduct the classroom training described above (except for the Advanced Composite Repair Course) at a mutually acceptable alternate training site, subject to the following conditions:

       4.1 Buyer will be responsible for providing acceptable classroom space and training equipment required to present the Boeing courseware.

       4.2 Buyer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

       4.3 Buyer will reimburse Boeing for round-trip transportation for Boeing's instructors and training materials between Seattle and such alternate training site.

       4.4 Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing the training at such alternate site.

       4.5 Those portions of training that require the use of Boeing's training devices shall be conducted at Boeing-designated facilities.

5.     Supplier Training.
       -----------------

       The Maintenance Training includes sufficient information on the location, operation and servicing of Aircraft equipment, accessories and parts provided by suppliers to support line maintenance functions.

If Buyer requires additional maintenance training with respect to any supplier-provided equipment, accessories or

                                      C-1
parts, Buyer will schedule such training directly with the supplier thereof. If Buyer experiences difficulty in scheduling such training, Boeing will, if requested, assist Buyer in coordinating and scheduling such training.

6.     Student Training Material.
       -------------------------

       No revision service will be provided for the material provided hereunder.

       6.1    Manuals.
              -------

              Boeing will provide at the beginning of each Maintenance Training course 1 copy of a training manual or equivalent for each student attending such course.

       6.2    Component Locator Guide.
              -----------------------

              Boeing will provide 1 copy of a Component Locator Guide for each student in each applicable Maintenance Training course.

       6.3    Panel Description Booklet.
              -------------------------

              Boeing will provide 1 copy of a Panel Description Booklet for each student in each applicable Maintenance Training course.

7.     Other Training Material.
       -----------------------

       Boeing will provide Buyer with 1 set of the following training materials, as used in the General Familiarization and aircraft systems courses. Revision Service will not be provided.

       7.1    Computer-Based Training (CBT) Courseware.
              ----------------------------------------

              1 set of Boeing standard CBT courseware and instructions for the courseware installation and operation. This courseware will reflect the major configuration of the first Aircraft as delivered to Buyer.

       7.2    Supplementary Training Courseware.
              ---------------------------------

              Additional training courseware, supplementary to the CBT courseware, will be provided, as required, and will reflect the full configuration of the first Aircraft as delivered to Buyer under this Agreement. Such Supplementary Training Courseware may include the following materials as used in the Maintenance Training courses:

                                      C-1

              7.2.1 1 set of all graphics and applicable text in digital format, and/or 1 set of 8-1/2 x 11-inch prints suitable for black and white reproduction.

              7.2.2 1 set of visual aids in the form of 81/2 x 11-inch blackline projection transparencies.

              7.2.3 1 set of instrument panel wall charts in the form of 1 set of full-scale color copies and 1 set of full-scale mylar reproducible copies.

              7.2.4 1 set of enhancement slides depicting actual airplane photos.

       7.3    Video Programs.
              --------------

              1 set of video programs. Such video programs are available on 3/4-inch U-matic or 1/2-inch VHS cassette formats in NTSC, PAL or SECAM standards, as selected by Buyer.

8.     Shipment of Materials.
       ---------------------

       The training materials described above will be shipped to Buyer 30 days after completion of the first class of each applicable Maintenance Training course.

9.     Course Completion Records.
       -------------------------

       At the completion of the Maintenance Training, Boeing will provide Buyer with course completion records consisting of the following:

       9.1    Master copies of all examinations given.

       9.2    Attendance and examination records for each student.

       9.3 Certificate of Completion for each course each student successfully completes.

                                      C-1

                                     PART B

                        BOEING CUSTOMER SUPPORT SERVICES
                        --------------------------------


1.     General.
       -------

       This Part describes the support services to be provided by Boeing at no additional charge to Buyer, unless otherwise specified herein. Except with respect to Field Services, the services described in this Part will be provided by Boeing during a period commencing with delivery of the first Aircraft and continuing so long as one Aircraft is regularly operated by Buyer in commercial air transport service.

2.     Field Service Engineering.
       -------------------------

       Boeing will furnish field service representation to advise Buyer on maintenance and operation of the Aircraft (Field Services) as follows:

       2.1 Field Services will be available to Buyer at or near Buyer's main maintenance or engineering facility for periods beginning prior to delivery of each Aircraft and terminating 12 months after delivery of each such Aircraft (Field Service Period(s)). If such Field Service Periods overlap, the Field Services will be provided concurrently.

       2.2 Buyer will furnish at no charge to Boeing, suitable office space and equipment that will include desks, chairs, file cabinets, and an electrical power source in, or convenient to, Buyer's facility where Boeing is providing Field Service. As required, Buyer will assist each representative providing Field Services with visas, work permits, customs, mail handling, identification passes, and local airport authorities.

       2.3 In addition to the Field Services referred to above, the services of any Boeing field service representative will also be available to Buyer anywhere Buyer may land the Aircraft.

       2.4 Boeing may, from time to time, provide additional support services in the form of Boeing personnel visiting Buyer's facilities to work with Buyer's personnel in an advisory capacity.

                                      C-1

3.     Additional Engineering Support Services.
       ---------------------------------------

       Boeing will, if requested by Buyer in writing, provide technical advisory assistance with respect to the Aircraft and accessories, equipment and parts manufactured to Boeing's detailed design and installed in the Aircraft at the time of delivery. Such technical advisory assistance, which will be provided from Seattle, will include:

       3.1 analysis of and comment on any Aircraft service or operational problem experienced by Buyer in order to determine the nature of the problem and its cause and to suggest possible solutions;

       3.2 analysis of and comment on Buyer's engineering releases relating to structural repairs of the Aircraft not covered by Boeing's Structural Repair Manual; and

       3.3 analysis of and comment on Buyer's engineering proposals for changes in, or replacement of, parts, accessories or equipment manufactured to Boeing's detailed design (excluding computer software embedded or included therein); provided that Boeing will not analyze or comment on any such change or replacement which constitutes a major structural change, nor on any engineering release related thereto, unless Buyer's request for such analysis and comment is accompanied by complete detailed drawings, substantiating data (including data, if any, required by applicable government agencies), all stress or other appropriate analysis, and a specific statement from Buyer of the kind of review and response desired by Buyer.

4.     Special Services.
       ----------------

       4.1    Facilities, Ground Equipment and Maintenance Planning Assistance.
              ----------------------------------------------------------------

              Boeing will, at Buyer's request, send qualified Boeing engineering representatives to Buyer's main base to evaluate Buyer's technical facilities, tools and equipment for servicing and maintaining the Aircraft, to recommend changes where necessary and to assist in the formulation of Buyer's overall maintenance plan.

       4.2    Additional Services.
              -------------------

              Boeing may, at Buyer's request, provide additional special services with respect to the Aircraft after delivery, which services may include such items as Master Changes (Kits and/or Data), training, and maintenance and repair of the Aircraft. The provision of such additional services will be subject to (i) a mutually

                                      C-1
acceptable price, schedule and scope of work and (ii) Boeing's then-current standard contract therefor, including disclaimer and release, exclusion of consequential and other damages, and indemnification and insurance requirements.

       4.3    Post-Delivery Aircraft Services.
              -------------------------------

              If Boeing performs unanticipated work on an Aircraft after delivery of such Aircraft, but prior to the Aircraft's initial departure flight, or upon the return of the Aircraft to Boeing's facilities prior to completion of such flight, the following provisions will apply:

              4.3.1 Title to and risk of loss of any such Aircraft will at all times remain with Buyer.

              4.3.2 The provisions of the Boeing Warranty set forth in Exhibit B of this Agreement will apply to such work.

              4.3.3 Buyer will reimburse Boeing for such work to the extent not covered by the Boeing Warranty applicable to the Aircraft.

              4.3.4 The disclaimer and release and Exclusion of Consequential and Other Damages provisions set forth in Article 12 of this Agreement and the indemnification and insurance provisions set forth in this Exhibit C will apply to such Boeing work.

             4.3.5 In performing such work, Boeing may rely upon the commitment authority of Buyer's personnel requesting such work.

5.     Additional Informational Services.
       ---------------------------------

       Boeing may, from time to time, provide Buyer with additional services in the form of information about the Aircraft or other aircraft of the same type, including information concerning design, manufacture, operation, maintenance, modification, repair and in-service experience.

                                      C-1

                                     PART C

                         BOEING FLIGHT TRAINING PROGRAM
                         ------------------------------


1.     General.
       -------

       This Part describes the flight training to be provided by Boeing (Flight Training) at or near Seattle, or at some other location to be determined pursuant to this Part. The Flight Training Program will be provided at no additional charge to Buyer, except as otherwise provided herein. If any part of the Flight Training Program is not used by Buyer within 6 months after delivery of the first Aircraft, Boeing will not be obligated to provide such Flight Training at a later date unless the parties have otherwise agreed in writing.

All instruction, examinations and materials will be prepared and presented in the English language and in the units of measure used by Boeing. Buyer will provide interpreters if required for Buyer's personnel.

Buyer will be responsible for the living expenses of Buyer's personnel during the Flight Training Program. For Flight Training courses provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.     Flight Training Planning Conference.
       -----------------------------------

       No later than 12 months prior to delivery of the first Aircraft, Boeing and Buyer will conduct a planning conference in order to schedule and discuss the Flight Training Program.

Buyer recognizes that if such planning conference is not held at least 12 months prior to delivery of Buyer's first Aircraft, Boeing's obligation to Buyer and Buyer's Lessee with respect to providing the requisite training shall be subject to the availability of appropriate Boeing training facilities and personnel in the time period in question and is further subject to Buyer's agreement to pay Boeing those reasonable and substantiated extraordinary costs, if any, which are incurred by Boeing in connection with the provision of training as a result of the late planning conference. Furthermore, Boeing agrees to work with Buyer to minimize any such cost impact and to lessen any other impact of such late planning conference.

                                      C-1

3.     Flight Training Program.
       -----------------------

       The Flight Training Program will consist of the following transition training.

       3.1    Flight Crew Training Course.
              ---------------------------

              This FAA-approved course is designed to train flight crews to operate the Aircraft safely and efficiently under both normal and nonnormal conditions. The course includes systems and procedures training, flight simulator training and actual flight training utilizing an Aircraft delivered to Buyer. The flight crew training may include instructor training of an agreed upon number of Buyer's personnel.

/[CUSTOMERS PURCHASING 1 AIRCRAFT:]
  -------------------------------
Two classes; up to 3 cockpit crews per class./

/[CUSTOMERS PURCHASING MORE THAN 1 AIRCRAFT:]
  -----------------------------------------
Two classes; up to 4 cockpit crews per class./

       3.2    Flight Dispatcher Training Course.
              ---------------------------------

              This course provides familiarization training on the Aircraft's systems, operation and performance capabilities and a brief description of the Aircraft's limitations, followed by in-depth coverage of basic performance, flight analysis, performance for nonstandard operation and flight planning.

/[CUSTOMERS PURCHASING 1 AIRCRAFT:]
  -------------------------------
One class; up to 6 students./

/[CUSTOMERS PURCHASING MORE THAN 1 AIRCRAFT:]
  -----------------------------------------
Two classes; up to 6 students per class./

       3.3    Flight Attendant Training Course.
              --------------------------------

              This course provides familiarization training for airline passenger service personnel. It includes a description of the Aircraft and its features. Emphasis is placed on the equipment and furnishings with which the flight attendant is concerned. Particular attention is given to the attendant's functions related to communications, lighting and emergency equipment. When practicable, a field trip to an aircraft is arranged to observe operation, location and arrangement of equipment.

/[CUSTOMERS PURCHASING 1 AIRCRAFT:]
  -------------------------------
One class; up to 12 students./

                                      C-1

/[CUSTOMERS PURCHASING MORE THAN 1 AIRCRAFT:]
  -----------------------------------------
Two classes; up to 12 students per class./

       3.4    Performance Engineer Training Courses.
              -------------------------------------

              Three types of courses are offered as follows. A schedule for the courses is published and mailed to all Boeing aircraft operators semiannually and an agreed upon number of Buyer's personnel may attend.

              3.4.1  General Performance Engineer Course.
                     -----------------------------------

                     This course provides detailed aircraft performance information for personnel involved in route planning, performance analysis, and evaluation and engineering flight testing. This course includes a review of basic high-speed aerodynamics and engine performance and operation. Students will make calculations to help them recognize and understand the variables which influence turbojet aircraft performance.

              3.4.2  Model-Specific Performance Engineer Course.
                     ------------------------------------------

                     This course relates to a specific model aircraft. It covers a brief review of basic aerodynamics and basic jet engine performance, followed by detailed coverage of specific performance for the aircraft model type. Detailed flight planning, including emergency conditions, is covered.

              3.4.3  Operational Performance Engineer Course.
                     ---------------------------------------

                     This course is directed toward personnel who have completed the performance engineer general and specific courses and have several years' related experience. Expanded coverage of aircraft noise, runway loading, and various operational, safety and economic considerations is given.

4.     Training at a Facility Other Than Boeing's.
       ------------------------------------------

       If requested prior to the conclusion of the Flight Training Planning Conference, Boeing will conduct the Flight Crew, Flight Dispatcher and Flight Attendant training at a mutually acceptable alternate training site, subject to the following conditions:

       4.1 Buyer will be responsible for providing acceptable classroom space, flight simulator and training

                                      C-1
equipment acceptable to Boeing required to present the Boeing courseware.

       4.2 Buyer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

       4.3 Buyer will reimburse Boeing for round-trip transportation for Boeing's flight training instructors and materials between Seattle and such alternate site.

       4.4 Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing the training at such alternate site.

       4.5 Those portions of the training that require the use of Boeing's training devices will be conducted at Boeing-designated facilities.

5.     Student Training Material.
       -------------------------

       Student training material, in Boeing's then-standard format, will be provided to Buyer's personnel (1 set per student) as listed below. No revision service will be provided for the material provided hereunder.

       5.1    Flight Crew Course.
              ------------------

              Operations Manual
              Training Manual
              Flight Crew Training Manual
              Instrument Training Manual - as required

       5.2    Flight Dispatcher Course.
              ------------------------

              Flight Dispatcher Training Manual

       5.3    Flight Attendant Course.
              -----------------------

              Flight Attendant Training Manual

       5.4    Performance Engineer Courses.
              ----------------------------

              Assorted documents, excerpts and handouts.

6.     Other Training Materials.
       ------------------------

       At the conclusion of the Flight Crew Training Course, the following material will be delivered to Buyer. Revision service will not be provided.

                                      C-1

       6.1    Computer Based Training (CBT) Courseware.
              ----------------------------------------

              6.1.1 1 set of Boeing standard flight crew CBT courseware and instructions for the courseware installation and operation. This courseware will reflect the major configuration of the first Aircraft as delivered to Buyer.

              6.1.2 1 set of Boeing standard flight attendant course material will consist of a combination of CBT courseware and slides/scripts, and will be delivered in the same media as used in the Boeing conducted flight attendant course.

       6.2    Instrument Panel Wall Charts.
              ----------------------------

              6.2.1 1 set of instrument panel wall charts in the form of 1 set of full-scale color copies and 1 set of full-scale mylar reproducible copies.

              6.2.2 Instrument panel wall charts will, at the conclusion of shipments thereof from Boeing, reflect the configuration of the first Aircraft as delivered to Buyer under this Agreement.

       6.3    Video Programs.
              --------------

              1 set of video programs, if developed, as used in the Flight Training Program. Such video programs are available on 3/4-inch U-matic or 1/2-inch VHS cassette format in NTSC, PAL or SECAM standards, as selected by Buyer.

       6.4    Examinations.

       6.5    Flight Crew Training Record.

       6.6    Training Manual.

       6.7    Flight Attendant Manual (50 copies).

7.     Ferry Assistance.
       ----------------

       Subject to availability and if requested by Buyer, Boeing will provide flight crew personnel to ferry, or assist in ferrying, Buyer's first Aircraft to a Buyer-designated base. Buyer will comply with the insurance requirements set forth in Part E of this Exhibit C.

                                      C-1

8.     Revenue Service Training.
       ------------------------

/[CUSTOMERS PURCHASING 1 AIRCRAFT:]
  -------------------------------
       Boeing will provide revenue service training (Revenue Service Training) for Buyer's flight crews for up to 60 calendar days of instructor pilot services at a Buyer-designated base. Such Revenue Service Training will be conducted by the Boeing instructor pilot(s) on Buyer's aircraft /during revenue service./ /[FOR NONAIRLINE CUSTOMERS:] with passengers on board./ The training period
- --------------------------
will commence upon departure of such instructor pilot(s) from Seattle via the ferry flight referred to above, or via commercial transportation, and will terminate upon the return of such instructor pilot(s) to Seattle. Buyer will reimburse Boeing for round-trip or return-trip transportation, as applicable, for such instructor pilot(s)./

/[CUSTOMERS PURCHASING MORE THAN 1 AIRCRAFT:]
  -----------------------------------------
       Boeing will provide revenue service training (Revenue Service Training) for Buyer's flight crews for up to 90 calendar days of instructor pilot services at a Buyer-designated base. Such Revenue Service Training will be conducted by the Boeing instructor pilot(s) on Buyer's aircraft /during revenue service./ /[FOR NONAIRLINE CUSTOMERS:] with passengers on board./ The training period
- --------------------------
will commence upon departure of such instructor pilot(s) from Seattle via the ferry flight referred to above, or via commercial transportation, and will terminate upon the return of such instructor pilot(s) to Seattle. Buyer will reimburse Boeing for round-trip or return-trip transportation, as applicable, for such instructor pilot(s)./

9.     Flight Operations Support.
       -------------------------

       9.1 Approximately 6 months after completion of the Revenue Service Training, Boeing will, if requested by Buyer, provide at a Buyer-designated base the services of 1 instructor pilot for a period of approximately 2 weeks to review Buyer's flight crew operations, and/or to assist Buyer's instructor personnel in conducting proficiency checks. Such review or assistance will be during flight operations on Buyer's aircraft by the Boeing instructor pilot and will be limited to observations of Buyer's cockpit crew. Buyer will reimburse Boeing for round-trip transportation for such instructor pilot between Seattle and Buyer's designated base.

       9.2 Subject to availability of instructor personnel, Boeing will, from time to time, provide at a

                                      C-1

Buyer-designated base 1 instructor pilot for brief periods for the purpose of providing training and information regarding current operational procedures, including flight observations by such instructor pilot on Buyer's aircraft, when appropriate.

10.    Operations Engineering Support.
       ------------------------------

       If requested by Buyer, Boeing will provide operations engineering support during the ferry flight referred to above. Thereafter, for so long as any Aircraft is operated by Buyer in scheduled revenue service, Boeing will provide, from time to time, operations engineering support in Seattle or at a Buyer-designated base, as the parties may agree. Such support will include: (i) assisting Buyer in analyzing and preparing performance data to be used in the establishment of operating practices and policies for Buyer's efficient operation of the Aircraft; (ii) assisting Buyer in interpreting the minimum equipment list, the definition of the configuration deviation list and the analysis of individual Aircraft performance through in-service audits; (iii) assisting Buyer in solving operational problems associated with delivery and route-proving flights; and (iv) providing information regarding significant service items relating to Aircraft performance or flight operations.

11.    General Terms and Conditions and Indemnification.
       ------------------------------------------------

       11.1 Boeing flight instructor personnel will not be required to work in excess of 5 days per week, nor in excess of 8 hours in any one 24-hour period, of which not more than 5 hours per 8-hour workday will be spent in actual flying; provided, however, that the foregoing restrictions will not apply with respect to Ferry Assistance or Revenue Service Training services, which will be in accordance with FAA rules and regulations, unless otherwise agreed during the Flight Training Planning Conference.

       11.2 Buyer will pay or reimburse Boeing for all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing Revenue Service Training.

       11.3 Boeing will provide normal line maintenance services for any Aircraft delivered to Buyer while such Aircraft is used for a Flight Crew Training Course at Seattle. Buyer will provide such services if a Flight Crew Training Course is conducted elsewhere. Normal line maintenance is defined as that standard of line maintenance that Boeing might reasonably be expected to furnish to its flight crew training customers at Boeing Field, Seattle, and

                                      C-1
will include ground support and Aircraft storage in the open, but will not include provision of spare parts. Regardless of the location of such training, Buyer will be responsible for the acquisition and supply of, and the charges for, all maintenance items (other than those included in normal line maintenance) required during such training, including, but not limited to, fuel, oil, landing fees and spare parts. In addition, if such training is conducted at or near Seattle, and if the training Aircraft is damaged during such training, except for Major Damage (as hereinafter defined), Boeing will make all necessary repairs to the damaged Aircraft. Such repairs will be performed by Boeing as promptly as possible. Buyer will pay Boeing's reasonable charge, including the price of parts and materials, for making such repairs. At Buyer's request Boeing will also repair Major Damage to such Aircraft, provided Boeing and Buyer enter into an agreement for additional services as provided for in this Customer Support Document. "Major Damage" is defined as damage for which Boeing's charge for labor is estimated by Boeing to exceed $25,000.

       11.4 During the Flight Training contemplated hereunder, several airports in the states of Washington, Montana and Oregon, as well as the services of the fixed base operator at Grant County Airport at Moses Lake, Washington, may be used. Unless otherwise agreed in the Flight Training Planning Conference, it will be Buyer's responsibility to make arrangements for the use of such airports.

       11.5 If Boeing makes arrangements on behalf of Buyer for the use of airports for flight training, Boeing will pay on Buyer's behalf any landing fee charged to Buyer by any airport used in conjunction with the Flight Training provided in the Seattle area. Not later than 30 days prior to the start of such Flight Training, Buyer will provide to Boeing an open purchase order against which Boeing will invoice Buyer for any such landing fee paid by Boeing on Buyer's behalf. Such invoice will be submitted to Buyer approximately 60 days after completion of such Flight Training when all landing fee charges have been received and verified. Payment by Buyer to Boeing will be made within 30 days of the date of such invoice.

       11.6 If requested by Boeing, Buyer will make available to Boeing a delivered Aircraft for the purpose of familiarizing Boeing instructor or ferry flight crew personnel with operating special equipment or systems installed in such Aircraft. If flight of the Aircraft is required for any Boeing instructor or ferry flight crew member to maintain such instructor's or flight crew member's

                                      C-1

FAA license for flight proficiency or landing currency for aircraft of the same model type as the Aircraft, Boeing will be responsible for the cost of fuel, oil, landing fees and spare parts attributable to that portion of any flight. Buyer's authorization of the use of its Aircraft pursuant to this paragraph applies only to Boeing instructors assigned to conduct Flight Training and a reasonable number of alternate instructors and to members of any flight crew who will participate in the ferry flight of an Aircraft hereunder.

                                      C-1

                                     PART D

                          TECHNICAL DATA AND DOCUMENTS
                          ----------------------------


1.     General.
       -------

       Boeing will furnish to Buyer the data and documents set forth herein at no additional charge to Buyer, unless otherwise specified herein. Such data and documents will, where applicable, be prepared essentially in accordance with the provisions of Revision 28 to Air Transport Association of America (ATA) Specification No. 100, dated June 1, 1956, entitled "Specification for Manufacturers' Technical Data." Such data and documents are only intended to provide Buyer with pertinent information on components, equipment and installations designed by Boeing for aircraft of the same model type as the Aircraft. Such data and documents will be in English and in the units of measure used by Boeing, except as otherwise specified herein or as may be required to reflect Aircraft instrumentation.

2.     Treatment of Data and Documents.
       -------------------------------

       2.1 The data and documents provided by Boeing under this Agreement ("Documents") are licensed to Buyer. They contain confidential, proprietary and/or trade secret information belonging to Boeing; and Buyer will treat them in confidence and use and disclose them only for Buyer's own internal purposes as specifically authorized herein. If Buyer makes copies of any Documents, the copies will also belong to Boeing and be treated as Documents under this Agreement. Buyer will preserve all restrictive legends and proprietary notices on all Documents and copies.

       2.2 All Documents will only be used: (a) for the purpose of maintenance, repair, or modification of an Aircraft or spare part as permitted in the Spare Parts GTA or Customer Services GTA between Buyer and Boeing, and then only in connection with an Aircraft or spare part for which the Document in question is tabulated or identified by Boeing serial number, and (b) for the purpose of Buyer's own development and manufacture of training devices for use by Buyer, in connection with the Aircraft.

       2.3 Any Document may be provided to Buyer's contractors for maintenance, repair, or modification of the Aircraft; and Airplane Flight Manuals, Operations Manuals, Maintenance Manuals, Wiring Diagram Manuals, Systems

                                      C-1

Schematics Manuals, and assembly and installation drawings may be provided to Buyer's contractors for development and manufacture of training devices for use by Buyer, but in both cases, only if Buyer's contractor is, at the time of transfer of Documents, bound by a Boeing Customer Services GTA, or other appropriate proprietary information protection agreement with Boeing, applicable to the Documents.

3.     Document Formats and Quantities.
       -------------------------------

       The Documents set forth in the Attachment will be provided by Boeing to Buyer in the quantities and formats specified therein. Where available, Buyer may select Boeing standard digital format as the delivery medium or, alternatively, Buyer may select a reasonable quantity of printed (one-side or two-side) and 16mm microfilm (diazo or silver halide) formats. When Boeing standard digital format is selected, Buyer may also select no more than five copies of printed or microfilm format copies, with the exception of the Illustrated Parts Catalog, which will be provided in one selected format only. The standard digital format used to deliver data is essentially in accordance with the Digital Data Standards portion of ATA Specification No. 100, revision 28 or later for text and graphics. The Standard Generalized Mark-up Language
(SGML) text format is preferred where a Document Type Definition (DTD) is specified by ATA Specification 100. When a DTD is not available in ATA Specification 100, the data will be delivered in Print File format as defined by ATA Specification 100. Data will be provided on standard magnetic tape unless otherwise shown in details of Part D.

4.     Data and Documents - Incremental Increase.
       -----------------------------------------

       Until one year after delivery of the last Aircraft, Buyer may annually request in writing a reasonable increase in the quantity of the technical Documents identified in the Attachment, with the exception of microfilm master copies, digital formats, and all others for which a specified number of copies are provided. Boeing will provide the additional quantity at no additional charge to Buyer beginning with the next normal revision cycle. Buyer may request a decrease in revision quantities at any time.

5.     Advance Representative Copies.
       -----------------------------

       All advance representative copies referred to in the Attachment will be selected by Boeing from available documents and will be reasonably representative of the Aircraft. Such advance copies will be for advance planning

                                      C-1
purposes only and may reflect another buyer's aircraft configuration that is similar to Buyer's Aircraft configuration. Advanced copies in digital format may also be obtained to support system development and test.

6.     Customized Documents.
       --------------------

       All customized Documents referred to in the Attachment will reflect the configuration of the Aircraft as delivered by Boeing to Buyer and any Boeing standard format, instructions or procedures related thereto.

7.     Revisions.
       ---------

       7.1    Revision Service.
              ----------------

              Boeing will provide revisions to those Documents so identified in the Attachment, reflecting changes as developed by Boeing. Such revisions will be provided in the quantities and formats set forth in the Attachment, and will be provided for so long as Buyer operates an Aircraft, unless otherwise specified therein.

       7.2    Revisions Based on Boeing Service Bulletin
              ------------------------------------------
              Incorporation.
              -------------

              If Boeing receives written notice from Buyer that Buyer intends to incorporate, or has incorporated, any Boeing service bulletin in the Aircraft, Boeing will at no charge issue revisions to the Documents so identified in the Attachment, reflecting the effects of such incorporation into the Aircraft.
Such revisions will be issued in the same format and quantity as the original publication to which the revisions pertain, for the time period specified in the Attachment and, thereafter, in printed form.

8.     COMPUTER SOFTWARE DOCUMENTATION FOR BOEING MANUFACTURED AIRBORNE
       ----------------------------------------------------------------
       COMPONENTS AND EQUIPMENT.
       ------------------------

       Boeing will provide to Buyer a Computer Software Index containing a listing of (i) all programmed airborne avionics components and equipment manufactured by Boeing or a Boeing subsidiary, designed and developed in accordance with Radio Technical commission for Aeronautics Document No. RTCA/DO-178 dated January 1982, No. RTCA/DO-178A dated March 1985, or later as available, and installed in the Aircraft by Boeing and (ii) specific software documents (Software Documentation) available to Buyer from Boeing for the listed components and equipment.

                                      C-1

Two copies (printed both sides) of the Computer Software Index will be furnished to Buyer with the Aircraft. Revisions to the Computer Software Index applicable to the Aircraft will be issued to Buyer as such revisions are developed by Boeing for so long as Buyer operates the Aircraft.

Software Documentation will be provided to Buyer upon Buyer's written request therefor after delivery of the Aircraft. The charge to Buyer for Software Documentation shall be Boeing's price to reproduce the Software Documentation so requested. Software Documentation will be prepared essentially in accordance with the provisions of Air Transport Association of America (ATA) Specification No. 102, entitled "Specification for Computer Software Manual," as revised April 20, 1983; but Software Documentation will not include, and Boeing will not be obligated to provide, any code (including, but not limited to, original source code, assembled source code, or object code) on computer sensible media.

9.     Supplier Technical Data.
       -----------------------

       9.1 For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) or Seller Purchased Equipment (SPE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178 dated January 1982, No. RTCA/DO-178A dated March 1985, or later as available, Boeing will request that each supplier of such components and equipment make software documentation for such components and equipment available to Buyer in manner similar to that described in paragraph 8 of this Part D.

       9.2 The provisions of this paragraph 8 will not be applicable to items of Buyer Furnished Equipment (BFE).

10.    Buyer Furnished Equipment Data.
       ------------------------------

       Boeing will incorporate Buyer Furnished Equipment Data into the publications and data addressed herein providing Buyer makes the data available to Boeing 12 months prior to delivery of Buyer's first Aircraft. Buyer agrees to supply the data in Boeing standard digital format if publications and data addressed herein are to be delivered in Boeing standard digital format.

                                      C-1

11.    Additional Data and Documents.
       -----------------------------

       If Boeing provides data or documents other than Documents which are not covered by a Boeing Customer Services GTA or other proprietary information protection agreement between Boeing and Buyer, all such data and documents will be considered things delivered under this Agreement and treated as Documents.

12.    Technical Data and Documents Shipping Charges.
       ---------------------------------------------

       Boeing pays the reasonable transportation costs of the Documents. Buyer is responsible for any customs clearance charges, duties, and value added tax.

13.    Buyer's Shipping Address.
       ------------------------

       Buyer will promptly furnish to Boeing the specific address, including the appropriate corporation name, individual title and organization within the corporation, to which the Documents furnished hereunder are to be sent. Buyer will notify Boeing promptly of any change to such address.

                                      C-1

Attachment to
Part D of Exhibit C-1 to
Purchase Agreement No. 1916
Page 1


Item           Description                                    Quantity
- ----           -----------                                    --------
A.   FLIGHT OPERATIONS
     -----------------

 1.  Airplane Flight Manual

     a.  Advance Representative          Format:     ___    Printed One Side
         Copy                            ------
                                         Revisions:  No
                                         ---------
                                         Delivery:   TBD
                                         --------

     b.  Customized Manual               Format:      1     Printed One Side
                                         ------      ---
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   On-board each Aircraft
                                         --------

                                         Format:     ___    Printed One Side
                                         ------
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   30 days after delivery of
                                         --------    first Aircraft

         Check if required: ___          Format:      1     3.5 Inch (1.44MB)
                                         ------      ---    IBM Compatible
                                                            Diskette
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   If available, some or all
                                         --------    parts of the Airplane
                                                     Flight Manual may be
                                                     supplied in digital
                                                     format

 2.  Operations Manual
     a.  Advance Representative           Format:    ___    Printed Two Sides
         Copy                             ------
                                          Revisions: No
                                          ---------
                                          Delivery:  TBD
                                          --------

     b.  Customized Manual                Format:    ___    Printed Two Sides
         Check if required: ___           ------      1     Digital Format
                                                     ---
                                          Revisions: Yes
                                          ---------
                                          Delivery:  Concurrent with delivery
                                          --------   of first Aircraft

 3.  Planning and Performance Manual

     a.  Advance Representative           Format:    ___    Printed Two Sides
         Copy                             ------
                                          Revisions: No
                                          ---------
                                          Delivery:  TBD
                                          --------

Attachment to
Part D of Exhibit C-1 to
Purchase Agreement No. 1916
Page 2

Item           Description                                    Quantity
- ----           -----------                                    --------
     b.  Customized Manual               Format:     ___    Printed Two Sides
                                         ------
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   Concurrent with delivery
                                         --------    of first Aircraft

 4.  Weight and Balance Manual

     a.  Chapter 1 "Control"

         1.  Advance Representative      Format:     ___    Printed Two Sides
             Copy                        ------
                                         Revisions:  No
                                         ---------
                                         Delivery:   TBD
                                         --------

          2. Customized Manual           Format:     ___    Printed Two Sides
                                         ------
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   Concurrent with delivery
                                         --------    of first Aircraft

     b.  Chapter 2 "Aircraft             Format:     ___    Printed One Side
         Reports"                        ------
                                         Revisions:  No
                                         ---------
                                         Delivery:   On board each Aircraft
                                         --------

 5.  Dispatch Deviation Guide            Format:     ___    Printed Two Sides
          Check if Required:   ___       ------       1     Digital Format
                                                     ---
                                         Revisions:   Yes
                                         ---------
                                         Delivery:    Concurrent with delivery
                                         --------      of first Aircraft

 6.  Flight Crew Training Manual         Format:     ___    Printed Two Sides
                                         ------
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   Concurrent with delivery
                                         --------    of first Aircraft

 7.  Baggage/Cargo                       Format:     ___    Printed One Side
     Loading Manual                      ------      ___    Printed Two Sides
                                                     ___    Microfilm, 16mm
                                                            Duplicate
          Check if required:  ___                     1     Microfilm, 16mm
                                                     ---    Master
          Check if required:  ___                     1     Digital Format
                                                     ---
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   90 days prior to delivery
                                         --------    of first Aircraft

Attachment to
Part D of Exhibit C-1 to
Purchase Agreement No. 1916
Page 3

Item           Description                                    Quantity
- ----           -----------                                    --------
 8.  Fault Reporting
     Manual (FRM)

     a.  Advance Representative          Format:     ___    Printed Two Sides
         Copy                            ------
                                         Revisions:  No
                                         ---------
                                         Delivery:   TBD
                                         --------

     b.  Customized Manual               Format:     ___    Printed Two Sides
            Check if required: ___       ------       1     Digital Format
                                                     ---
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   Concurrent with delivery
                                         --------    of first Aricraft

 9.  Performance Engineer's              Format:     ___    Printed Two Sides
     Manual                              ------
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   Concurrent with delivery
                                         --------    of first Aircraft

10.  Jet Transport                       Format:      2     Printed Two Sides
     Performance Methods                 ------      ---
                                         Revisions:  No
                                         ---------
                                         Delivery:   90 days prior to
                                         --------    delivery of First
                                                     Aircraft

11.  FMC Supplemental                    Format:      2     Printed Two Sides
     Data Document                       ------      ---
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   90 days prior to
                                         --------    delivery of first
                                                     Aircraft

12.  Operational Performance
     Software (OPS)


     a.  Inflight and Report             Format:      1     9 Track Magnetic
         (INFLT/REPORT) Software         ------      ---    Tape in ASCII or
                                                            EBCDIC Format
                                                      1     3.5 Inch (1.44MB)
                                                     ---    IBM Compatible
                                                            Diskette
                                                      1     3.5 Inch (1.4MB)
                                                     ---    Macintosh Diskette
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   Concurrent with delivery
                                         --------    of first Aircraft

Attachment to
Part D of Exhibit C-1 to
Purchase Agreement No. 1916
Page 4

Item           Description                                    Quantity
- ----           -----------                                    --------
     b.  Airplane Performance            Format:      1     9 Track Magnetic
         Monitoring (APM/HISTRY)         ------      ---    Tape in ASCII or
         Software                                           EBCDIC Format
                                                      1     3.5 Inch (1.44MB)
                                                     ---    IBM Compatible
                                                            Diskette
                                                      1     3.5 Inch (1.4MB)
                                                     ---    Macintosh Diskette
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   Concurrent with delivery
                                         --------    of first Aircraft

     c.  Takeoff Analysis Software       Format:      1     9 Track Magnetic
                                         ------      ---    Tape in ASCII or
                                                            EBCDIC Format
                                                      1     3.5 Inch (1.44MB)
                                                     ---    IBM Compatible
                                                            Diskette
                                                      1     3.5 Inch (1.4MB)
                                                     ---    Macintosh Diskette
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   Concurrent with delivery
                                         --------    of first Aircraft

     d.  Landing Analysis Software       Format:      1     9 Track Magnetic
                                         ------      ---    Tape in ASCII Format
                                                      1     3.5 Inch (1.44MB)
                                                     ---    IBM Compatible
                                                            Diskette
                                                      1     3.5 Inch (1.4MB)
                                                     ---    Macintosh Diskette
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   Concurrent with delivery
                                         --------    of first Aircraft

B.   MAINTENANCE
     -----------

 1.  Maintenance Manual

     a.  Advance Representative          Format:     ___    Printed
         Copy                            ------      ___    Microfilm, 16mm
                                                            duplicate
                                                      1     Digital Format
                                                     ---
                                         Revisions:  No
                                         ---------
                                         Delivery:   TBD
                                         --------

Attachment to
Part D of Exhibit C-1 to
Purchase Agreement No. 1916
Page 5


Item           Description                                    Quantity
- ----           -----------                                    --------
     b.  Customized Master

         Check if required:   ___                     1     Microfilm, 16mm
                                                     ---    Master
         Check if required:   ___                     1     Digital Format
                                                     ---
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   90 days prior to delivery
                                         --------    first Aircraft

     c.  Customized Manual               Format:     ___    Printed Two Sides
                                         ------      ___    Printed One Side
                                                     ___    Microfilm, 16mm
                                                            Duplicate
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   90 days prior to delivery
                                         --------    first Aircraft

 2.  Wiring Diagram Manual

     a.  Advance Representative          Format:     ___    Printed
         Copy                            ------
                                         Revisions:  No
                                         ---------
                                         Delivery:   TBD
                                         --------

     b.  Customized Master               Format:
                                         ------
         Check if required:   ___                     1     35mm Aperture Cards
                                                     ---    of All Wiring
                                                            Diagrams and Charts
         Check if required:   ___                     1     EDP Portion, 16mm
                                                     ---    Microfilm Master
         Check if required:   ___                     1     Entire Manual, 16mm
                                                     ---    Microfilm Master
         Check if required:   ___                     1     Entire Manual,
                                                     ---    Digital Format
                                         Revisions:  Yes, until 90 days after
                                         ---------   delivery of last Aircraft
                                         Delivery:   Concurrent with delivery
                                         --------    of first Aircraft

Attachment to
Part D of Exhibit C-1 to
Purchase Agreement No. 1916
Page 6

Item           Description                                    Quantity
- ----           -----------                                    --------
     c.  Customized Manual               Format:     ___    Standard Printed
                                         ------             Copies of Entire
                                                            Manual
                                                     ___    Standard Printed
                                                            Copies of all
                                                            Sections Except EDP
                                                            Portion
                                                      1     EDP Portion, 16mm
                                                     ---    Microfilm Duplicate
                                                      1     Entire Manual, 16mm
                                                     ---    Microfilm Duplicate
                                         Revisions:  Yes, until 90 days after
                                         ---------   delivery of last Aircraft
                                         Delivery:   Concurrent with delivery
                                         --------    of first Aircraft

 3.  System Schematics Manual

     a.  Advance Representative          Format:      1     Printed
         Copy                            ------      ---
                                         Revisions:  No
                                         ---------
                                         Delivery:   TBD
                                         --------

     b.  Customized Master               Format:
                                         ------
         Check if required:   ___                     1     35mm Aperture Cards
                                                     ---    of all Schematics
         Check if required:   ___                     1     Digital Format
                                                     ---
                                          Revisions: Yes, until 90 days after
                                          ---------  delivery of last Aircraft
                                                     only
                                          Delivery:  Concurrent with delivery
                                          --------   of first Aircraft

     c.  Customized Manual                Format:    ___    Printed Two Sides
                                          ------
                                          Revisions: Yes, until 90 days after
                                          ---------  delivery of last Aircraft
                                                     only
                                          Delivery:  Concurrent with delivery
                                          --------   of first Aircraft

Attachment to
Part D of Exhibit C-1 to
Purchase Agreement No. 1916
Page 7

Item           Description                                    Quantity
- ----           -----------                                    --------
 4.  Structural Repair Manual            Format:     ___    Printed Two Sides
                                         ------      ___    Printed One Side
                                                     ___    Microfilm, 16mm
                                                            Duplicate
     Check if required:   ___                         1     Microfilm, 16mm
                                                     ---    Master
     Check if required:   ___                         1     Digital Format
                                                     ---
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   90 days prior to delivery
                                         --------    of first Aircraft

 5.  Component Maintenance               Format:     ___    Printed Two Sides
     Manual                              ------      ___    Microfilm, 16mm
                                                            Duplicate
     Check if required:   ___                         1     Microfilm, 16mm
                                                     ---    Master
     Check if required:   ___                         1     Digital Format
                                                     ---
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   90 days prior to delivery
                                         --------    of first Aircraft

 6.  Chapter 20 Standard                 Format:     ___    Printed Two Sides
     Overhaul Practices                  ------      ___    Printed One Side
     Manual (Common to other                         ___    Microfilm, 16mm
     models, quantity indicates                             Duplicate
     total for all models)

     Check if required:   ___                         1     Microfilm, 16mm
                                                     ---    Master
     Check if required:   ___                         1    Digital Format
                                                     ---
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   90 days prior to delivery
                                         --------    of first Aircraft

 7.  Chapter 20 Standard                 Format:     ___    Printed Two Sides
     Wiring Practices Manual             ------      ___    Microfilm, 16mm
     (Common to other models,                               Duplicate
     quantity indicates total
     for all models)

     Check if required:   ___                         1     Microfilm, 16mm
                                                     ---    Master
                          ___                         1     Digital Format
                                                     ---
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   90 days prior to delivery
                                         --------    of first Aircraft

Attachment to
Part D to Exhibit C-1 to
Purchase Agreement No. 1916
Page 8

Item           Description                                    Quantity
- ----           -----------                                    --------
 8.  Nondestructive Test Manuals         Format:     ___    Printed Two Sides
                                         ------      ___    Printed One Side
                                                     ___    Microfilm, 16mm
                                                            Duplicate

     Check if required:   ___                         1     Microfilm, 16mm
                                                     ---    Master
     Check if required:   ___                         1     Digital Format
                                                     ---
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   90 days prior to delivery
                                         --------    of first Aircraft

 9.  Service Bulletins                   Format:     ___    Printed Two Sides
                                         ------
                                                      1     Digital Format
                                                     ---
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   As developed by Boeing
                                         --------

9a.  Service Bulletin Index              Format:     ___    Printed Two Sides
                                         ------
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   90 days prior to delivery
                                         --------    of first Aircraft

10.  Corrosion Prevention Manual         Format:     ___    Printed Two Sides
                                         ------      ___    Printed One Side
                                                     ___    Microfilm, 16mm
                                                            Duplicate

     Check if required:   ___                         1     Microfilm, 16mm
                                                     ---    Master
     Check if required:   ___                         1     Digital Format
                                                     ---
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   90 days prior to delivery
                                         --------    of first Aircraft

11.  Fault Isolation Manual

     a.  Advance Representative          Format:     ___    Printed Two Sides
         Copy                            ------      ___    Microfilm, 16mm
                                                            Duplicate
                                                      1     Digital Format
                                                     ---
                                         Revisions:  No
                                         ---------
                                         Delivery:   TBD
                                         --------

Attachment to
Part D of Exhibit C-1 to
Purchase Agreement No. 1916
Page 9

Item           Description                                    Quantity
- ----           -----------                                    --------
     b.  Customized Master                            1      Microfilm, 16mm
         Check if required:  ___                     ---     Master
                                                      1     Digital Format
         Check if required:  ___                     ---
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   Concurrent with delivery
                                         --------    of first Aircraft


     c.  Customized Manual               Format:     ___    Printed Two Sides
                                         ------      ___    Microfilm, 16mm
                                                            Duplicate
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   Concurrent with delivery
                                         --------    of first Aircraft

12.  Ramp Maintenance Manual

     a.  Advance Representative Copy     Format:     ___    Printed Two Sides
                                         ------
                                         Revisions:   No
                                         ---------
                                         Delivery:    TBD
                                         --------

     b.  Customized Manual               Format:     ___    Printed Two Sides
                                         ------
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   Concurrent with delivery
                                         --------    of first Aircraft

13.  777 Interior Reconfiguration        Format:     ___    Printed Two Sides
     Document                            ------
                                         Revisions:  Yes
                                         ---------
                                         Delivery:  90 days prior to delivery
                                         --------   of first Aircraft

Attachment to
Part D of Exhibit C-1 to
Purchase Agreement No. 1916
Page 10


Item           Description                                    Quantity
- ----           -----------                                    --------

/[NOT APPLICABLE TO ROLLS-ROYCE ENGINES:]
14.  Power Plant Buildup Manual          Format:     ___    Printed Two Sides
                                         ------      ___    Printed One Side
                                                     ___    Microfilm, 16mm
                                                            Duplicate
     Check if required:   ___                         1     Microfilm, 16mm
                                                     ---    Master
     Check if required:   ___                         1     Digital Format
                                                     ---
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   90 days prior to delivery
                                         --------    of first Aircraft/

15.  In Service Activities               Format:     ___    Printed Two Sides
     Report                              ------
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   Issued Quarterly
                                         --------

16.  Significant Service                 Format:     ___    Printed Two Sides
     Item Summary                        ------
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   As developed by Boeing
                                         --------

17.  All Operator Letter                 Format:     ___    Printed One or Two
                                         ------             Sides
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   As developed by Boeing
                                         --------

18.  Service Letters                     Format:     ___    Printed One or Two
                                         ------             Sides
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   As developed by Boeing
                                         --------

19.  Structural Item                     Format:     ____   Printed One or Two
     Interim Advisory                    ------             Sides
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   As developed by Boeing
                                         --------

20.  Combined Index                      Format:      2     Printed Two Sides
                                         ------      ---
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   As developed by Boeing
                                         --------

21.  Maintenance Tips                    Format:      2     Printed One or Two
                                         ------      ---    Sides
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   As developed by Boeing
                                         --------

22.  Configuration Database              Format:      2     Printed Two Sides
     Generator (CDG) User Guide          ------      ---
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   Concurrent with delivery
                                         --------    of first Aircraft

Attachment to
Part D of Exhibit C-1 to
Purchase Agreement No. 1916
Page 11

Item           Description                                    Quantity
- ----           -----------                                    --------
C.   MAINTENANCE PLANNING
     --------------------
 1.  Maintenance Planning                Format:     ___    Printed Two Sides
     Data (MPD) Documents                ------      ___    Microfilm, 16mm
                                                            Duplicate
                                                     ___    Microfilm, 16mm
                                                            Master
         Check if required:  ___                      1     Digital Format
                                                     ---
                                         Revisions:  No
                                         ---------
                                         Delivery:   90 days after signing
                                         --------    Purchase Agreement

 2.  Maintenance Task Cards

     a.  Advance                         Format:     ___    Printed One Side
         Representative Copy             ------
           (Check One)    ___                         1     Digital Format
                                                     ---
                                         Revisions:  No
                                         ---------
                                         Delivery:   TBD
                                         --------

     b.  Customized Masters

         Check if required:  ___         Format:      1     Microfilm, 16mm
                                         ------      ---    Master
         Check if required:  ___                      1     Digital Format
                                                     ---
     c.  Customized Cards                Format:     ___    Printed One Side
                                         ------      ___    Microfilm, 16mm
                                                            Duplicate
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   90 days prior to delivery
                                         --------    of first Aircraft

3.   Maintenance Task Card               Format:      1   Printed Two Sides
     Index                               ------      ---
         Check if required:  ___                      1   Digital Format
                                                     ---
                                         Revisions:  First Revision Only
                                         ---------
                                         Delivery:   90 days prior to delivery
                                         --------    of first Aircraft

4.   Maintenance Inspection              Format:     ___    Printed Two Sides
     Interval Reports                    ------
     (Common with other models           Revisions:  Yes
     quantity indicates total            ---------
     required)                           Delivery:   90 days prior to
                                         --------    delivery of first
                                                     Aircraft

Attachment to
Part D of Exhibit C-1 to
Purchase Agreement No. 1916
Page 12

Item           Description                                    Quantity
- ----           -----------                                    --------
D.   SPARES
     ------

 1.  Illustrated Parts Catalog           Format:     ___    Printed Two Sides
      (Select one format only)           ------      ___    Printed One Side
                                                     ___    Microfilm, 16mm
                                                            Duplicate
      Check if required:  ___                         1     Microfilm, 16mm
                                                     ---    Master
      Check if required:  ___                         1     Digital Format
                                                     ---
                                         Revisions:  Yes, until 90 days after
                                         ---------   delivery of last Aircraft
                                                     only
                                         Delivery:   90 days prior to delivery
                                         --------    of first Aircraft

 2.  Standards Books                     Format:     ___    Printed Two Sides
     (Unless previously provided         ------      ___    Microfilm, 16mm
     pursuant to other                                      Duplicate
     agreements, in which case           Revisions:  Yes
     applicable supplements              ---------
     will be provided)                   Delivery:   90 days prior to delivery
                                         --------    of first Aircraft


E.   FACILITIES AND EQUIPMENT PLANNING
     ---------------------------------

 1.  Facilities and Equipment            Format:     ___    Printed Two Sides
     Planning documents                  ------
        Check if required:  ___                       1     Microfilm,16mm
                                                     ---    Master
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   90 days after signing
                                         --------    Purchase Agreement

2.   Special Tool and Ground             Format:     ___    Microfilm, 35 mm
     Handling Equipment Drawings         ------             Duplicate in
                                                            Aperture Card Format
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   90 days prior to delivery
                                         --------    of first Aircraft

3.   Special Tool and Ground             Format:     ___    Printed Two Sides
     Handling Equipment                  ------
     Drawing Index
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   90 days prior to delivery
                                         --------    of first Aircraft


Attachment to
Part D of Exhibit C-1 to
Purchase Agreement No. 1916
Page 13

Item           Description                                    Quantity
- ----           -----------                                    --------
4.   Supplementary Tooling               Format:     ___    Printed Two Sides
     Documentation                       ------
     (Common with other models           Revisions:  Yes
     quantity indicates total            ---------
     required)                           Delivery:   90 days prior to
                                         --------    delivery of first
                                                     Aircraft

5.   System Test Equipment               Format:     ___    Printed One Side
     Document                            ------
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   90 days after signing
                                         --------    Purchase Agreement

6.   Illustrated Tool and                Format:     ___    Printed One Side
     Equipment List/Manual               ------      ___    Printed Two Sides
                                                     ___    Microfilm, 16mm
                                                            Duplicate
        Check if required:  ___                       1     Microfilm 16mm
                                                     ---    Master
        Check if required:  ___                       1     Digital Format
                                                     ---
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   90 days prior to delivery
                                         --------    of first Aircraft

 7.  Aircraft Recovery Document          Format:     ___    Printed Two Sides
                                         ------
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   90 days prior to delivery
                                         --------    of first Aircraft

 8.  Airplane Characteristics            Format:    ___  Printed Two Sides
     for Airport Planning                ------
                                         Revisions: Yes
                                         ---------
                                         Delivery:  90 days prior to delivery
                                         --------   of first Aircraft

 9.  Airplane Rescue and                 Format:     ___    Printed Two Sides
     Fire Fighting Document              ------
     (Common with other models           Revisions:  Yes
     quantity indicates total            ---------
     required)                           Delivery:   90 days prior to
                                         --------    delivery of first
                                                     Aircraft

10.  Engine Handling Document            Format:     ___    Printed Two Sides
                                         ------
                                         Revisions:  Yes
                                         ---------
                                         Delivery:   90 days after signing
                                         --------    Purchase Agreement

F.   COMPUTER SOFTWARE INDEX             Format:     ___    Printed Two Sides
     (Common to other models,            ------
     quantity indicates                  Revisions:  Yes
     total required)                     ---------
                                         Delivery:   Concurrent with delivery
                                         --------    of first Aircraft

Attachment to
Part D of Exhibit C-1 to
Purchase Agreement No. 1916
Page 14

Item           Description             Quantity
- ----           -----------             --------
G.   SUPPLIER TECHNICAL DATA
     -----------------------

     1.  Service Bulletins               ___

     2.  Ground Support Equipment
         Data                            ___

     3.  Provisioning Information        ___

     4.  Component Maintenance/
         Overhaul Manuals                ___

     5.  Component Maintenance/          ___
         Overhaul Manuals Index
         (Common to other models,
         quantity indicates
         total required)

     6.  Publications Index              ___

     7.  Product Support                 ___
         Supplier Directory
         (Common to other models,
         quantity indicates
         total required)

                                     PART E

                BUYER'S INDEMNIFICATION OF BOEING AND INSURANCE
                -----------------------------------------------


1.     Buyer's Indemnification of Boeing.
       ---------------------------------

       Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way related to the performance by Boeing of training, services or other obligations pursuant to this Exhibit C, whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing, whether active, passive or imputed.

       1.1 The foregoing indemnification will not apply to the legal liability to persons or parties other than Buyer or Buyer's assignees arising out of an accident caused solely by a product defect in an Aircraft.

2.     Buyer's Insurance.
       -----------------

       Evidence of insurance will be required 30 days prior to the scheduled delivery of the first Aircraft. Accordingly, Buyer will provide certificates of insurance specifically referencing the Agreement and paragraph 1 of this Part E. In addition to showing policy number, limits of liability, and effective dates of coverage, such certificates will contain but not be limited to the following provisions:

       2.1    Hull All Risk; Hull War & Allied Perils Insurance.
              -------------------------------------------------

          Insurers and/or reinsurers will hold harmless and waive all rights of subrogation against Boeing for any damages or claims arising out of these Exhibit C services.

       2.2    Aircraft Liability Insurance.
              ----------------------------

          (a) To name Boeing as an additional insured in connection with the performance by Boeing of training, services, or other obligations provided under this Exhibit C.


                                      C-1

          (b) To provide that the insurance arranged herein will be primary and without right of contribution with respect to any other insurance which may be available for the protection of Boeing.

          (c) To provide that all provisions of the insurance, except the limits of liability, will operate to give each insured or additional insured the same protection as if there were a separate policy issued covering each insured or additional insured.

          (d) To provide that no act, omission, breach of any warranty or condition, or misrepresentation on the part of the Insured or any other person or party (other than Boeing) will void, exclude, minimize, or adversely change this coverage as it applies to Boeing.

          2.3 For Coverages Specified in 2.1 and 2.2.
              --------------------------------------

          (a) Acknowledgment that the insurers and/or reinsurers are aware of and have seen a copy of the Agreement and accept and insure the risks and indemnity herein to the extent of the coverage and endorsements as described in this certificate.

          (b) To give 30 day written notice of cancellation, termination or adverse material alteration of the policies (7 day written notice in the event of War Risk or such lesser period as may be in effect with prior notice).

          (c) That Boeing will not be responsible for payment, set off, or assessment of any kind of any premiums in connection with the policies, endorsements or coverages described herein.

          (d) For the purpose of this Part E, "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

If more than one Aircraft is to be delivered under the Purchase Agreement, the insurance certificates must reference all Aircraft when delivered or separate certificates must be supplied for each Aircraft. The certificates of insurance will be kept current and valid.

                                      C-1

3.     Notice of Claim.
       ---------------

       Boeing will give prompt notice to Buyer after receipt of a claim that on its face is subject to indemnification under paragraph 1 of this Part E. Otherwise, Boeing will give prompt notice to Buyer after receipt of information sufficient to inform Boeing that a claim is subject to indemnification under paragraph 1 of this Part E. At Buyer's request, Boeing will cooperate with Buyer and its attorneys and furnish relevant data and records reasonably requested by Buyer during the discovery phase of any such claim, subject to entry of an appropriate protective order.

                                      C-1

                                     PART F

                    Alleviation or Cessation of Performance
                    ---------------------------------------


Boeing will not be required to provide any services, training, data or goods at a facility while:

       1.     a labor stoppage or dispute in progress involving Buyer exists;

       2. wars or warlike operations, riots or insurrections in the country where such facility is located exist;

       3. conditions at such facility which, in the opinion of Boeing, are detrimental to the general health, welfare or safety of its personnel and/or their families exist;

       4. the United States Government refuses permission to any Boeing personnel or their families to enter into the country where such facility is located, or recommends that any Boeing personnel or their families leave such country; or

       5. the United States Government refuses permission to Boeing to deliver goods or services to the country where such facility is located.

Boeing further reserves the right, upon the occurrence of any of such events, subsequent to the location of Boeing personnel at Buyer's facility, to immediately and without prior notice relocate its personnel and their families to a place of Boeing's choosing. Any delay resulting therefrom will be deemed a delay by mutual agreement.

                                      C-1

                      CODE THREE - MINOR MODEL DIFFERENCES



                           CUSTOMER SUPPORT DOCUMENT

                                    between

                               THE BOEING COMPANY

                                      and

                    INTERNATIONAL LEASE FINANCE CORPORATION




                   Exhibit C-2 to Purchase Agreement Number 1916

                        CUSTOMER SUPPORT DOCUMENT NO. 1916

                          Dated     June 24, 1996
                                ------------------

                                  Relating to

                           BOEING MODEL 777 AIRCRAFT



       This Customer Support Document is Exhibit C-2 to and forms a part of Purchase Agreement No. 1916 between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to the purchase of Boeing Model 777 aircraft. This Customer Support Document consists of the following parts:


       PART A    Boeing Maintenance Training Program

       PART B    Boeing Customer Support Services

       PART C    Boeing Flight Training Program

       PART D    Technical Data and Documents

       PART E    Buyer's Indemnification of Boeing and Insurance

       PART F    Alleviation or Cessation of Performance

                                     C-2-I

                                     PART A


                      BOEING MAINTENANCE TRAINING PROGRAM
                      -----------------------------------


1.     General.
       -------

       This Part describes the maintenance training to be provided by Boeing (Maintenance Training) at Boeing's training facility at or near Seattle. The Maintenance Training will be provided at no additional charge to Buyer, except as otherwise provided herein.

All instruction, examinations and materials shall be prepared and presented in the English language and in the units of measure used by Boeing. Buyer will provide interpreters if required for Buyer's personnel.

Buyer will be responsible for the living expenses of Buyer's personnel during Maintenance Training. For Maintenance Training provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.     Maintenance Training Program.
       ----------------------------

       In conjunction with earlier sales to Buyer of the same model type aircraft as the Aircraft, Boeing has provided to Buyer comprehensive maintenance training for such aircraft. If requested by Buyer at least 12 months prior to delivery of the first Aircraft, Boeing agrees to provide 1 Maintenance Training course consisting of classroom training to acquaint up to 15 of Buyer's personnel with any operational, structural or systems differences between the first Aircraft scheduled for delivery pursuant to this Agreement and the last aircraft of the same model type previously delivered by Boeing to Buyer that are significant to the maintenance of the Aircraft. Such course will be scheduled by mutual agreement of Boeing's and Buyer's maintenance training organizations.

3.     Training Materials.
       ------------------

       Boeing will provide at the beginning of the course, if required, 1 copy of a training manual applicable to the differences training course for each student attending such course. Boeing will also provide 1 set of visual aid projection transparencies and 1 set of black and white reproducible masters of applicable graphics and text

                                      C-2
utilized in the Maintenance Training. No revision service will be provided for such training manuals and materials.

4.     Training at a Facility Other Than Boeing's.
       ------------------------------------------

       If seasonably requested, Boeing will conduct the classroom training described above at a mutually acceptable alternate training site, subject to the following conditions:

       4.1 Buyer will be responsible for providing acceptable classroom space and training equipment required to present the Boeing courseware.

       4.2 Buyer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

       4.3 Buyer will reimburse Boeing for round-trip transportation for Boeing's instructors and training materials between Seattle and such alternate training site.

       4.4 Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing or its employees as a result of Boeing's providing the training at such alternate site.

       4.5 Those portions of training that require the use of Boeing's training devices, if any, will be conducted at Boeing-designated facilities.

                                      C-2

                                     PART B


                        BOEING CUSTOMER SUPPORT SERVICES
                        --------------------------------


1.     General.
       -------

       This Part describes the support services to be provided by Boeing at no additional charge to Buyer, unless otherwise specified herein. Except with respect to Field Services, the services described in this Part will be provided by Boeing during a period commencing with delivery of the first Aircraft and continuing so long as one Aircraft is regularly operated by Buyer in commercial air transport service.

2.     Field Service Engineering.
       -------------------------

       Boeing will furnish field service representation to advise Buyer on maintenance and operation of the Aircraft (Field Services) as follows:

       2.1 Field Services will be available to Buyer at or near Buyer's main maintenance or engineering facility for periods beginning prior to delivery of each Aircraft and terminating 12 months after delivery of each such Aircraft (Field Service Period(s)). If such Field Service Periods overlap, the Field Services will be provided concurrently.

       2.2 Buyer will furnish at no charge to Boeing suitable office space and equipment that will include desks, chairs, file cabinets and an electrical power source in, or convenient to, Buyer's facility where each/any Boeing representative is providing Field Services. As required, Buyer will assist each representative providing Field Services with visas, work permits, customs, mail handling, identification passes, and local airport authorities.

       2.3 In addition to the Field Services referred to above, the services of any Boeing field service representative will also be available to Buyer anywhere Buyer may land the Aircraft.

       2.4 Boeing may, from time to time, provide additional support services in the form of Boeing personnel visiting Buyer's facilities to work with Buyer's personnel in an advisory capacity.

                                      C-2

3.     Additional Engineering Support Services.
       ---------------------------------------

       Boeing will, if requested by Buyer in writing, provide technical advisory assistance with respect to the Aircraft and accessories, equipment and parts manufactured to Boeing's detailed design and installed in the Aircraft at the time of delivery. Such technical advisory assistance, which will be provided from Seattle, will include:

       3.1 analysis of and comment on any Aircraft service or operational problem experienced by Buyer in order to determine the nature of the problem and its cause and to suggest possible solutions;

       3.2 analysis of and comment on Buyer's engineering releases relating to structural repairs of the Aircraft not covered by Boeing's Structural Repair Manual; and

       3.3 analysis of and comment on Buyer's engineering proposals for changes in, or replacement of, parts, accessories or equipment manufactured to Boeing's detailed design (excluding computer software embedded or included therein); provided that Boeing will not analyze or comment on any such change or replacement which constitutes a major structural change, nor on any engineering release related thereto, unless Buyer's request for such analysis and comment is accompanied by complete detailed drawings, substantiating data (including data, if any, required by applicable government agencies), all stress or other appropriate analysis, and a specific statement from Buyer of the kind of review and response desired by Buyer.

4.     Special Services.
       ----------------

       4.1    Facilities, Ground Equipment and Maintenance Planning Assistance.
              ----------------------------------------------------------------

              Boeing will, at Buyer's request, send qualified Boeing engineering representatives to Buyer's main base to evaluate Buyer's technical facilities, tools and equipment for servicing and maintaining the Aircraft, to recommend changes where necessary and to assist in the formulation of Buyer's overall maintenance plan.

       4.2    Additional Services.
              -------------------

              Boeing may, at Buyer's request, provide additional special services with respect to the Aircraft after delivery, which may include such items as Master Changes (Kits and/or Data), training and maintenance and

                                      C-2
repair of the Aircraft. Providing such additional services will be subject to
(i) mutually acceptable price, schedule and scope of work and (ii) Boeing's then-current standard contract therefor including disclaimer and release, exclusion of consequential and other damages and indemnification and insurance requirements.

       4.3    Post-Delivery Aircraft Services.
              -------------------------------

              If Boeing performs unanticipated work on an Aircraft after delivery of such Aircraft, but prior to its initial departure flight, or upon its return to Boeing's facilities prior to completion of such flight, the following provisions will apply:

              4.3.1 Title to and risk of loss of any such Aircraft will at all times remain with Buyer.

              4.3.2 The provisions of the Boeing Warranty set forth in Exhibit B of this Agreement will apply to such work.

              4.3.3 Buyer will reimburse Boeing for such work to the extent not covered by the Boeing Warranty applicable to the Aircraft.

              4.3.4 The Disclaimer and Release and Exclusion of Consequential and Other Damages provisions set forth in Article 12 of this Agreement and the indemnification and insurance provisions set forth in this Exhibit C-2 will apply to such Boeing work.

              4.3.5 In performing such work, Boeing may rely upon the commitment authority of Buyer's personnel requesting such work.

5.     Additional Informational Services.
       ---------------------------------

       Boeing may, from time to time, provide Buyer with additional services in the form of information about the Aircraft or other aircraft of the same type, including information concerning design, manufacture, operation, maintenance, modification, repair and in-service experience.

                                      C-2

                                     PART C


                         BOEING FLIGHT TRAINING PROGRAM
                         ------------------------------

1.     General.
       -------

       This Part describes the flight training to be provided by Boeing (Flight Training) at or near Seattle, or at some other location to be determined pursuant to this Part. The Flight Training will be provided at no additional charge to Buyer, except as otherwise provided herein.

All instruction, examinations and materials will be prepared and presented in the English language and in the units of measure used by Boeing. Buyer will provide interpreters if required for Buyer's personnel.

Buyer will be responsible for the living expenses of Buyer's personnel during the Flight Training Program. For Flight Training provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.     Flight Training Program.
       -----------------------

       In conjunction with earlier sales to Buyer of aircraft of the same model type as the Aircraft, Boeing has provided to Buyer comprehensive flight training for such aircraft. If requested by Buyer at least 12 months prior to delivery of the first Aircraft, Boeing agrees to provide, if required, 1 classroom training class to acquaint up to 15 of Buyer's personnel with any operational, systems and performance differences significant to the operation of the Aircraft, between the first Aircraft scheduled for delivery pursuant to this Agreement and the last aircraft of the same model type as the Aircraft previously delivered by Boeing to Buyer. Such course will be scheduled by mutual agreement of Boeing's and Buyer's flight training organizations.

3.     Training Materials.
       ------------------

       Any training materials, if required, that are used in Flight Training shall be provided to Buyer at the conclusion of such class. No revision service shall be provided for such training materials.

                                      C-2

4.     Training at a Facility Other Than Boeing's.
       ------------------------------------------

       If seasonably requested, Boeing will conduct the Flight Training at a mutually acceptable alternate training site, subject to the following conditions:

       4.1 Buyer will be responsible for providing classroom space acceptable to Boeing, a flight simulator and training equipment required to present the Boeing courseware.

       4.2 Buyer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

       4.3 Buyer will reimburse Boeing for round-trip transportation for Boeing's flight training instructors and materials between Seattle and such alternate site.

       4.4 Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing or its employees as a result of Boeing's providing the training at such alternate site.

       4.5 Those portions of the training that require the use of Boeing's training devices, if any, will be conducted at Boeing-designated facilities.

                                      C-2

                                     PART D


                          TECHNICAL DATA AND DOCUMENTS
                          ----------------------------


1.     General.
       -------

       Boeing will furnish to Buyer the data and documents set forth herein at no additional charge to Buyer, unless otherwise specified herein. Such data and documents will, where applicable, be prepared essentially in accordance with the provisions of Revision 28 to Air Transport Association of America Specification No. 100, dated June 1, 1956, entitled "Specification for Manufacturers' Technical Data," with the specific exception of the Illustrated Parts Catalog, which will be prepared essentially in accordance with the provisions of Revision 28 thereto. Such data and documents are only intended to provide Buyer with pertinent information on components, equipment and installations designed by Boeing for aircraft of the same model type as the Aircraft. Such data and documents will be in English and in the units of measure used by Boeing, except as otherwise specified herein or as may be required to reflect Aircraft instrumentation.

2.     Nondisclosure of Data and Documents.
       -----------------------------------

       None of the data or documents provided herein, or copies thereof, or the Detail Specification, or copies thereof, will be transferred or permitted out of Buyer's possession, or the information contained therein divulged by Buyer to any other person, firm or corporation, or used or furnished by Buyer for the design, manufacture, maintenance, repair or modification of any aircraft or spare part except: (i) for the purpose of maintenance, repair or modification of the Aircraft; (ii) for the purpose of the manufacture or redesign of any spare part when permitted under the provisions of the Spare Parts General Terms Agreement; (iii) as required by law; or (iv) with Boeing's prior written consent. If Buyer so transfers the data and documents or information referred to above, Buyer will obtain the transferee's agreement to comply with the provisions of this paragraph. Buyer will maintain all proprietary markings and notices on copies of data and documents provided pursuant to this Part D.

                                      C-2

3.     Document Formats and Quantities.
       -------------------------------

       The Attachment is provided to record the quantities and formats of data and documents provided to Buyer which are applicable to aircraft previously delivered by Boeing of the same model type as the Aircraft. Revisions to such data and documents will be provided as necessary to reflect the configuration, at time of delivery, of the Aircraft to which this Part applies. Space is provided in the Attachment for Buyer and Boeing to indicate changes, mutually agreed upon concurrently with signing this Agreement, in the quantities and formats of such data and documents to be hereinafter provided.

In the event Boeing determines that revisions would not be appropriate for any of the documents described in the Attachment, Boeing reserves the right to furnish to Buyer, in lieu of such revisions, a separate publication of such document for the Aircraft in the same format and quantity as indicated in the Attachment. Revision service for such publication shall be the same as for the document it replaces.

4.     Revision Service.
       ----------------

       Further revisions to any such data or documents will be provided with respect to such Aircraft in accordance with the provisions applicable to such data or documents, as set forth in the purchase agreement or purchase agreement supplement under which Boeing originally agreed to provide such data and documents, as such provisions may have been amended by the parties.

5.     Supplier Technical Data.
       -----------------------

       Boeing will continue to maintain the supplier data program referred to in the purchase agreement or purchase agreement supplement under which data and documents for Buyer's aircraft of the same model type as the Aircraft were originally provided to Buyer. As indicated in such prior purchase agreement or supplement, the provisions of such supplier data program are not applicable to items of Buyer Furnished Equipment.

                                      C-2

6.     Additional Data and Documents.
       -----------------------------

       If Boeing provides any data or documents other than those described in this Agreement, such data or documents will be deemed to be things delivered pursuant to this Agreement. Boeing reserves the right to deny any request for additional data and documents.

7.     Buyer's Shipping Address.
       ------------------------

       Boeing will ship the data and documents furnished hereunder to Buyer's shipping address for data and documents previously provided to Boeing. Buyer shall promptly notify Boeing of any change to such address.

                                      C-2

Attachment to
Part D
Page 1

                                   WORKSHEET
                                   ---------



                                    ORIGINAL      REVISED
ITEM  NAME                          QUANTITY      QUANTITY     FORMAT
- ----  ----                          --------      --------     ------
A.   FLIGHT OPERATIONS:
     -----------------
 1.  Airplane Flight Manual         ________      ________     Printed 1 Side

     NOTE: An additional copy is
           placed aboard each
           airplane at delivery
           as required by FAR's.

 2.  Operations Manual and Quick    ________      ________     Printed 2 Sides
     Reference Handbook

                                    ________      ________     Digital Magnetic
                                                               Tape

 3.  Weight and Balance Control     ________      ________     Reproduced
     and Loading Manual

 4.  Dispatch Deviation             ________      ________     Printed 2 Sides
     Procedures Guide

 5.  Flight Crew Training Manual    ________      ________     Printed 2 Sides

 6.  Performance Engineer's Manual  ________      ________     Printed 2 Sides

 7.  Baggage/Cargo Loading Manual   ________      ________     Printed 2 Sides
                                                               or

                                    ________      ________     Printed 1 Side

                                    ________      ________     Microfilm (16mm)
                                                               or

                                    ________      ________     Microfilm
                                                               (Silver Halide)

                                    ________      ________     Digital Magnetic
                                                               Tape

 8.  Fault Reporting Manual         ________      ________     Printed 2 Sides

                                      C-2
                                     D-A-1

Attachment to
Part D
Page 2

                                   WORKSHEET
                                   ---------



                                    ORIGINAL      REVISED
ITEM  NAME                          QUANTITY      QUANTITY     FORMAT
- ----  ----                          --------      --------     ------
 9.  Jet Transport                  ________      ________     Printed 2 Sides
     Performance Methods

10.  FMC Supplemental               ________      ________     Printed 2 Sides
     Data document

11.  Operational Performance
     Software (OPS)

     a. Inflight and                ________      ________     Digital Magnetic
        Report Programs                                        Tape
                                                               Diskette, IBM
                                                               Compatible:
                                    ________      ________     3.5 Inch (720KB
or
                                                               1.44 MB)
                                    ________      ________     5.25 Inch (360KB
or
                                                               1.2 MB)
                                    ________      ________     Diskette,
Macintosh
                                                               3.5 Inch (800KB
or
                                                               1.4 MB)

     b. Airplane Performance        ________      ________     Digital Magnetic
        Monitoring (APM/HISTRY                                 Tape
                                                               Diskette, IBM
                                                               Compatible:
                                    ________      ________     3.5 Inch (720KB
or
                                                               1.44 MB)
                                    ________      ________     5.25 Inch (360KB
or
                                                               1.2 MB)
                                    ________      ________     Diskette,
Macintosh
                                                               3.5 Inch (800KB
or
                                                               1.4 MB)

                                      C-2
                                     D-A-2

Attachment to
Part D
Page 3

                                   WORKSHEET
                                   ---------



                                    ORIGINAL      REVISED
ITEM  NAME                          QUANTITY      QUANTITY     FORMAT
- ----  ----                          --------      --------     ------
B.  MAINTENANCE
    -----------

 1. Maintenance Manual              ________      ________     Printed 2 Sides

                                    ________      ________     Printed 1 Side

                                    ________      ________     Microfilm (16mm)

                                    ________      ________     Microfilm
                                                               (Silver
                                                               Halide)
                                    ________      ________     Digital Magnetic
                                                               Tape

 2.  Wiring Diagram Manual              1            1         Full-Size Mylar
                                    ________      ________     Reproducible of
     any
                                                               Wiring Diagram
     or
                                                               Chart on
     specific
                                                               request therefor

                                        1            1         Sets of 35mm
                                    ________      ________     Aperture Cards
                                                               of all Wiring
                                                               Diagrams and
                                                               Charts

                                    ________      ________     Standard Printed
                                                               Copies of Entire
                                                               Manual

                                    ________      ________     Standard Printed
                                                               Copies of all
                                                               sections except
                                                               EDP portion

                                    ________      ________     EDP portion in
                                                               16mm microfilm
                                                               packaged in
                                                               cassettes

                                      C-2
                                     D-A-3

Attachment to
Part D
Page 4

                                   WORKSHEET
                                   ---------



                                    ORIGINAL      REVISED
ITEM  NAME                          QUANTITY      QUANTITY     FORMAT
- ----  ----                          --------      --------     ------
                                    ________      ________     EDP portion in
                                                               16mm
                                                               Silver Halide

                                    ________      ________     Entire Manual
                                                               (16mm)

                                    ________      ________     Entire
                                                               Manual(Silver
                                                               Halide)

                                    ________      ________     Entire Manual
                                                               Digital Magnetic
                                                               Tape

 3.  System Schematics Manual       ________      ________     Printed 2 Sides

                                    ________      ________     Full-Size Mylar
                                                               Reproducibles of
                                                               any page, upon
                                                               specific request
                                                               therefor

                                    ________      ________     35mm Aperture
                                                               Cards

                                    ________      ________     Digital Magnetic
                                                               Tape

 4.  Ramp Maintenance Manual        ________      ________     Printed 2 Sides

                                    ________      ________     Microfilm (16mm)

                                    ________      ________     Microfilm
                                                               (Silver
                                                               Halide)

                                    ________      ________     Digital Magnetic
                                                               Tape

 5.  Fault Isolation Manual         ________      ________     Printed 2 Sides
                                                               or
     (if separate)

                                      C-2
                                     D-A-4

Attachment to
Part D
Page 5

                                   WORKSHEET
                                   ---------



                                    ORIGINAL      REVISED
ITEM  NAME                          QUANTITY      QUANTITY     FORMAT
- ----  ----                          --------      --------     ------
                                    ________      ________     Microfilm (16mm)
                                                               or

                                    ________      ________     Microfilm
                                                               (Silver Halide)

                                    ________      ________     Digital Magnetic
                                                               Tape

 6.  Structural Repair Manual       ________      ________     Printed 2 Sides

                                    ________      ________     Microfilm (16mm)

                                    ________      ________     Microfilm
                                                               (Silver
                                                               Halide)

                                    ________      ________     Digital Magnetic
                                                               Tape

 7.  Component Maintenance/         ________      ________     Printed 2 Sides
     Overhaul Manuals
                                    ________      ________     Microfilm (16mm)

                                    ________      ________     Microfilm
                                                               (Silver
                                                               Halide)

                                    ________      ________     Digital Magnetic
                                                               Tape

 8.  Chapter 20 Standard            ________      ________     Printed 2 Sides
     Overhaul Practices Manual      ________      ________     Printed 1 Side
     (total quantity - all models)
                                    ________      ________     Microfilm (16mm)

                                    ________      ________     Microfilm
                                                               (Silver
                                                               Halide)

                                    ________      ________     Digital Magnetic
                                                               Tape

                                      C-2
                                     D-A-5

Attachment to
Part D
Page 6

                                   WORKSHEET
                                   ---------



                                    ORIGINAL      REVISED
ITEM  NAME                          QUANTITY      QUANTITY     FORMAT
- ----  ----                          --------      --------     ------
 9.  Chapter 20 Standard Wiring     ________      ________     Printed 2 Sides
     Practices Manual
     (total quantity - all models)                ________     ________
     Microfilm (16mm)

                                    ________      ________     Microfilm
                                                               (Silver
                                                               Halide)

10.  Non-Destructive Test           ________      ________     Printed 2 Sides
     Manual                         ________      ________     Printed 1 Side
                                    ________      ________     Microfilm (16mm)


                                    ________      ________     Microfilm
                                                               (Silver
                                                               Halide)

                                    ________      ________     Digital Magnetic
                                                               Tape

11.  Service Bulletins              ________      ________     Printed 2 Sides

12.  Service Bulletins Index        ________      ________     Printed 2 Sides

13.  Corrosion Prevention Manual    ________      ________     Printed 2 Sides
                                    ________      ________     Printed 1 Side

                                    ________      ________     Microfilm (16mm)

                                    ________      ________     Microfilm
                                                               (Silver
                                                               Halide)

                                    ________      ________     Digital Magnetic
                                                               Tape

14.  Fuel Measuring Stick           ________      ________     Reproduced
     Calibration Document

15.  Power Plant Buildup Manual     ________      ________     Printed 2 Sides
                                    ________      ________     Printed 1 Side

                                     C-2
                                    D-A-6

Attachment to
Part D
Page 7

                                   WORKSHEET
                                   ---------



                                    ORIGINAL      REVISED
ITEM  NAME                          QUANTITY      QUANTITY     FORMAT
- ----  ----                          --------      --------     ------
                                    ________      ________     Microfilm (16mm)

                                    ________      ________     Microfilm
                                                               (Silver Halide)

                                    ________      ________     Digital Magnetic
                                                               Tape

16.  In-Service Activity Report     ________      ________     Printed

17.  Significant Service Item       ________      ________     Printed
     Summary

18.  All Operators Letters          ________      ________     Printed

19.  Service Letters                ________      ________     Printed

20.  Service Letters Index          ________      ________     Printed

21.  Structural Item Interim        ________      ________     Printed
     Advisory

22.  Structural Item Interim        ________      ________     Printed
     Advisory Index

23.  Maintenance Tips               ________      ________     Printed


C.   MAINTENANCE PLANNING
     --------------------

 1.  Maintenance Planning           ________      ________     Printed
     Data Documents

                                    ________      ________     Digital Magnetic
                                                               Tape

 2.  Maintenance Task Cards         ________      ________     Printed 1 Side

 3.  Maintenance Task               ________      ________     Printed 2 Sides
     Card Index                     ________      ________     Digital Magnetic
                                                               Tape

                                      C-2
                                     D-A-7

Attachment to
Part D
Page 8

                                   WORKSHEET
                                   ---------



                                    ORIGINAL      REVISED
ITEM  NAME                          QUANTITY      QUANTITY     FORMAT
- ----  ----                          --------      --------     ------
D.   SPARES
     ------

 1.  Illustrated Parts Catalog      ________      ________     Printed 2 Sides
     (select one format only)
                                    ________      ________     Printed 1 Side

                                    ________      ________     Microfilm (16mm)

                                    ________      ________     Microfilm
                                                               (Silver
                                                               Halide)

                                    ________      ________     Digital Magnetic
                                                               Tape

 2.  Standards Books

     a.  Index                      ________      ________     Printed 2 Sides

                                    ________      ________     Microfilm

     b.  Parts Standards            ________      ________     Printed 2 Sides

                                    ________      ________     Microfilm

     c.  Parts Specifications       ________      ________     Printed 2 Sides

                                    ________      ________     Microfilm

     d.  Standards for Repair       ________      ________     Printed 2 Sides

                                    ________      ________     Microfilm

     e.  Obsolete Standards         ________      ________     Printed 2 Sides

                                    ________      ________     Microfilm

     f.  Commercial Markers         ________      ________     Printed 2 Sides

                                    ________      ________     Microfilm

     g.  Passenger Cabin Symbology  ________      ________     Printed 2 Sides
         (Commercial Placards)
                                    ________      ________     Microfilm

                                      C-2
                                     D-A-8

Attachment to
Part D
Page 9

                                   WORKSHEET
                                   ---------



                                    ORIGINAL      REVISED
ITEM  NAME                          QUANTITY      QUANTITY     FORMAT
- ----  ----                          --------      --------     ------
     h.  Process Standards          ________      ________     Printed 2 Sides

                                    ________      ________     Microfilm

     i.  Material Standards         ________      ________     Printed 2 Sides

                                    ________      ________     Microfilm

     j.  Specification Support      ________      ________     Printed 2 Sides
         Standards
                                    ________      ________     Microfilm


E.   FACILITIES AND EQUIPMENT PLANNING
     ---------------------------------

 1.  Facilities and Equipment       ________      ________     Printed 2 Sides
     Planning Document              ________      ________     Microfilm (16mm)

 2.  Special Tool and Ground        ________      ________     Sets Aperture
     Handling Equipment Drawings                               Cards

 3.  Special Tool and Ground        ________      ________     Printed 2 Sides
     Handling Equipment Drawings
     Index

 4.  Supplementary Tooling          ________      ________     Printed 2 Sides
     Documentation
     (total quantity - all models)

 5.  System Test Equipment          ________      ________     Printed 1 Side
     Document

 6.  Illustrated Tool and           ________      ________     Printed 2 Sides
     Equipment List/Manual          ________      ________     Printed 2 Side

                                    ________      ________     Microfilm (16mm)

                                    ________      ________     Microfilm
                                                               (Silver
                                                               Halide)

                                      C-2
                                     D-A-9

Attachment to
Part D
Page 10

                                   WORKSHEET
                                   ---------



                                    ORIGINAL      REVISED
ITEM  NAME                          QUANTITY      QUANTITY     FORMAT
- ----  ----                          --------      --------     ------
                                    ________      ________     Digital Magnetic
                                                               Tape

 7.  Airplane Recovery Document     ________      ________     Printed 2 Sides

 8.  Airplane Characteristics for   ________      ________     Printed
     Airport Planning

 9.  Crash, Fire and Rescue         ________      ________     Printed
     Document

10.  Engine Handling Document       ________      ________     Printed 2 Sides

F.   ETOPS
     -----

     Configuration, Maintenance     ________      ________     Printed 2 Sides
     and Procedures for Extended
     Twin-Engine Operations Document


G.   COMPUTER SOFTWARE DOCUMENTATION FOR AIRBORNE COMPONENTS
     -------------------------------------------------------

     Computer Software Index        ________      ________     Printed 2 Sides


H.   SUPPLIER TECHNICAL DATA
     -----------------------

 1.  Product Support Supplier       ________      ________     Printed
     Directory (total quantity -
     all models)

 2.  Service Bulletins              ________      ________     Printed

 3.  Ground Support                 ________      ________     Printed
     Equipment

 4.  Provisioning Information       ________      ________     Printed

 5.  Component Maintenance/         ________      ________     Printed
     Overhaul Manual Index
     (total quantity - all
     models)

                                      C-2
                                    D-A-10

Attachment to
Part D
Page 11

                                   WORKSHEET
                                   ---------



                                    ORIGINAL      REVISED
ITEM  NAME                          QUANTITY      QUANTITY     FORMAT
- ----  ----                          --------      --------     ------
 6.  Component Maintenance/         ________      ________     Printed
     Overhaul Manuals

 7.  Publications Index             ________      ________     Printed

                                      C-2
                                    D-A-11

                                     PART E

                  BUYER'S INDEMNIFICATION OF BOEING INSURANCE
                  -------------------------------------------


1.     Buyer's Indemnification Of Boeing.
       ---------------------------------

       Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way related to the performance by Boeing of training, services or other obligations pursuant to this Exhibit C-2, whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing, whether active, passive or imputed.

       1.1 The foregoing indemnification will not apply to the legal liability to persons or parties other than Buyer or Buyer's assignees arising out of an accident caused solely by a product defect in an Aircraft.

2.     Buyer's Insurance.
       -----------------

       Buyer will cause Boeing to be named as an additional insured under Buyer's aviation liability insurance policies to the extent of Buyer's above undertaking. Buyer will cause Buyer's hull insurance policy carriers to waive all rights of subrogation against Boeing to the extent of Buyer's above undertaking.

       2.1 Not later than 30 days prior to the scheduled delivery of the first Aircraft, Buyer will furnish Boeing certificates of insurance as required by Boeing's then-standard practice, evidencing limits of liability coverage and period of insurance, showing that Boeing has been named as an additional insured, that insurance maintained by Buyer will be primary and not contributory with any insurance maintained by Boeing, and that subrogation has been waived, and specifically referring to the Agreement and to paragraph 1 above in this Part E. Such insurance certificates must reference all Aircraft to be delivered or aircraft to be used in connection with the performance by Boeing of training, services or other obligations under this Exhibit C-2, or separate certificates must be supplied for each such Aircraft or aircraft. Such certificates of insurance must be kept current and valid.

                                      C-2

       2.2 In addition to the insurance and insurance certificates referred to in paragraph 2.1, at least 30 days prior to commencement of Revenue Service Training, Buyer will provide insurance and insurance certificates as required by Boeing's then-standard practice.

       2.3 At Buyer's request, Boeing will provide a detailed overview of its current insurance requirements to Buyer.

3.     Notice of Claim.
       ---------------

       Boeing will give prompt notice to Buyer after receipt of a claim that on its face is subject to indemnification under paragraph 1 of this Part E. Otherwise, Boeing will give prompt notice to Buyer after receipt of information sufficient to inform Boeing that a claim is subject to indemnification under paragraph 1 of this Part E. At Buyer's request, Boeing will cooperate with Buyer and its attorneys and furnish relevant data and records reasonably requested by Buyer during the discovery phase of any such claim, subject to entry of an appropriate protective order.

4.     Definitions.
       -----------

       For the purpose of this Part E, the term "Boeing" includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

                                      C-2

                                     PART F


                    ALLEVIATION OR CESSATION OF PERFORMANCE
                    ---------------------------------------


Boeing will not be required to provide any services, training, data or goods at a facility while:

       1.     a labor stoppage or dispute in progress involving Buyer exists;

       2. wars or warlike operations, riots or insurrections in the country where such facility is located exist;

       3. conditions at such facility which, in the opinion of Boeing, are detrimental to the general health, welfare or safety of its personnel and/or their families exist;

       4. the United States Government refuses permission to any Boeing personnel or their families to enter the country where such facility is located, or recommends that any Boeing personnel or their families leave such country; or

       5. the United States Government refuses Boeing permission to deliver goods or services to the country where such facility is located.

Boeing further reserves the right, upon the occurrence of any of such events, subsequent to the location of Boeing personnel at Buyer's facility, to immediately and without prior notice relocate its personnel and their families to a place of Boeing's choosing. Any delay resulting therefrom will be deemed a delay by mutual agreement.

       6. In the event Boeing must cease providing any training, or other services or goods, including without limitation any cessation due to a relocation of Boeing personnel, pursuant to the terms of this paragraph 4, the parties hereto shall within a reasonable time under the then-existing circumstances enter into a written agreement containing the terms and conditions for either the provision by Boeing of the remaining balance of such training, other services or goods or the termination of Boeing's obligation to provide the remaining balance of such training, other services or goods.

                                      C-2

                      AIRFRAME AND ENGINE PRICE ADJUSTMENT

                                    between

                               THE BOEING COMPANY

                                      and

                    INTERNATIONAL LEASE FINANCE CORPORATION



                    Exhibit D to Purchase Agreement Number 1916

                                       D

Exhibit D
Page 1

                            PRICE ADJUSTMENT DUE TO
                            -----------------------
                             ECONOMIC FLUCTUATIONS
                             ---------------------
                           AIRFRAME PRICE ADJUSTMENT
                           -------------------------
                               (       *       )
                                ---------------


1.        Formula.
          -------

          The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

          Pa = (P)(L + M - 1)

          Where:

          Pa = Airframe Price Adjustment.

          L =  .65 x  ECI
                     -----
                     130.1

          M =  .35 x  ICI
                     -----
                     123.6

          P = Aircraft Basic Price (as set forth in Article 3.2 of this Agreement) less the base price of Engines (as defined in this Exhibit D) in the amount of * (General Electric), or * (Pratt and Whitney), or * (Rolls Royce).

        ECI = A value using the "Employment Cost Index for workers in aerospace manufacturing" (aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) will be determined using the months set forth in the table below for the applicable Aircraft, with the released Employment Cost Index value described above for the month of March also being used for the months of January and February; the value for June also used for April and May; the value for September also used for July and August; and the

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Exhibit D
Page 2


               value for December also used for October and November.

        ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

         In determining the value of L, the ratio of ECI divided by 130.1 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

         In determining the value of M, the ratio of ICI divided by 123.6 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

                                 Months to be Utilized
Month of Scheduled               in Determining the
Aircraft Delivery                Value of ECI and ICI
- ------------------               ----------------------


January                          June  B, July  B, Aug.  B
February                         July  B, Aug.  B, Sept. B
March                            Aug.  B, Sept. B, Oct.  B
April                            Sept. B, Oct.  B, Nov.  B
May                              Oct.  B, Nov.  B, Dec.  B
June                             Nov.  B, Dec.  B, Jan.  D
July                             Dec.  B, Jan.  D, Feb.  D
August                           Jan.  D, Feb.  D, Mar.  D
September                        Feb.  D, Mar.  D, Apr.  D
October                          Mar.  D, Apr.  D, May   D
November                         Apr.  D, May   D, June  D
December                         May   D, June  D, July  D

The following definitions of B and D will apply:

       B = The calendar year before the year in which the scheduled month of delivery as set forth in Article 2.1 occurs.

Exhibit D
Page 3


       D = The calendar year during which the scheduled month of delivery as set forth in Article 2.1 occurs.

2. If at the time of delivery of an Aircraft Boeing is unable to determine the Airframe Price Adjustment because the applicable values to be used to determine the ECI and ICI have not been released by the Bureau of Labor Statistics, then:

       2.1 The Airframe Price Adjustment, to be used at the time of delivery of each of the Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph 2.2 below will apply.
If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Airframe Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of Aircraft delivery, will be deemed to be the payment for such Aircraft required at the delivery thereof.

       2.2 If prior to delivery of an Aircraft the U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Aircraft Airframe Price Adjustment, the parties will, prior to delivery of any such Aircraft, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revision of the formula will be made as required to reflect any substitute values. However, if within 24 months from delivery of the Aircraft the Bureau of Labor Statistics should resume releasing values for the months

Exhibit D
Page 4


needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of such Aircraft.

       2.3 In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February, 1995, which is consistent with the applicable provisions of paragraph 1 of this Exhibit D.

3. For the calculations herein, the values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment.

Note:  Any rounding of a number, as required under this Exhibit D with respect
- ----   to escalation of the airframe price, will be accomplished as follows:  if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

Exhibit D
Page 5


                  ENGINE PRICE ADJUSTMENT - GENERAL ELECTRIC
                  ------------------------------------------
                                     ( * )
                                      ---

(a) The Aircraft Basic Price of each Aircraft set forth in Article 3.2 of this Agreement includes an aggregate price for GE90-85B engines and all accessories, equipment and parts therefor provided by the engine manufacturer (collectively in this Exhibit D called "Engines") of * . The adjustment in Engine price applicable to each Aircraft ("Engine Price Adjustment" herein) will be determined at the time of Aircraft delivery in accordance with the following formula:

          D\\1\\  =  (P\\b\\ x  CPI  ) - P\\b\\
                              ------
                              138.27

(b)       The following definitions will apply herein:

          D\\1\\  =  Engine Price Adjustment

          P\\b\\  =  Aggregate Engine Base Price as set forth in paragraph (a)
                     above.

           CPI    =  The Composite Price Index as determined in accordance with the formula set forth below. The Index values referred to below, to be used in determining the CPI, will be for the ninth month prior to the month of scheduled Aircraft delivery. Such Index values will be those prepared by the Bureau of Labor Statistics, U.S. Department of Labor.

                     CPI = L + M\\1\\ + M\\2\\ + M\\3\\

                     L   =   The Labor Index for such month will be the
                             quotient, expressed as a decimal and rounded to the nearest thousandth, of the "Hourly Earnings of Aircraft Engines and Engine Parts Production
                             Workers" SIC 3724, for such month divided by Eleven
                             Dollars and Sixteen Cents ($11.16). Such quotient will be multiplied by 100 and then by fifty-five percent (55%) with the value resulting from the latter multiplication expressed as a decimal and rounded to the nearest hundredth.

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Exhibit D
Page 6


                 M\\1\\  =   The Industrial Commodities Index for such month
                             will be equal to ten percent (10%) of the Producer
                             Price Index for "all commodities other than Farm and Foods," Code 3-15, (Base Year 1982 = 100) for such month expressed as a decimal and rounded to the nearest hundredth.

                 M\\2\\  =   The Metals and Metal Products Index for such month
                             will be equal to twenty-five percent (25%) of the Producer Price Index for "Metals and Metal
                             Products" Code 10, (Base Year 1982 = 100) for such month expressed as a decimal and rounded to the nearest hundredth.

                 M\\3\\  =   The Fuel Index for such month will be equal to ten
                             percent (10%) of the Producer Price Index for "Fuel and Related Products and Power," Code 5, (Base Year
                             1982 = 100) for such month expressed as a decimal and rounded to the nearest hundredth.

    138.27 =  Composite Price Index for October, 1994.

The factor (CPI divided by 138.27) by which the Aggregate Engine Base Price is to be multiplied will be expressed as a decimal and rounded to the nearest thousandth.

The Engine Price Adjustment will not be made if it would result in a decrease in the aggregate Engine base price.

(c) The values of the Average Hourly Earnings and Producer Price Indices used in determining the Engine Price Adjustment will be those published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date 30 days prior to the scheduled Aircraft delivery to Buyer. Such values will be considered final and no Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published Index values.

(d) If the U.S. Department of Labor, Bureau of Labor Statistics (i) substantially revises the methodology (in contrast to benchmark adjustments or other corrections of previously published data) or (ii) discontinues publication

Exhibit D
Page 7


of any of the data referred to above, General Electric agrees to meet jointly with Boeing and Buyer to jointly select a substitute for the revised or discontinued data; such substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the Engine Price Adjustment provisions set forth above will be made to accomplish this result for the affected Engines.

In the event the Engine price escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, General Electric agrees to meet jointly with Boeing and Buyer to jointly agree, to the extent such parties may lawfully do so, to adjust equitably the purchase price of any affected Engine(s) to reflect an allowance for increases in labor, material and fuel costs that have occurred from the period represented by the CPI to the ninth month preceding the month of scheduled delivery of the applicable Aircraft.

NOTE:  Any rounding of a number, as required under this Exhibit D with respect
- ----   to escalation of the Engine price, will be accomplished as follows:  if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

Exhibit D
Page 8


                   ENGINE PRICE ADJUSTMENT - PRATT & WHITNEY
                   -----------------------------------------
                                     ( * )
                                      ---


(a) The Aircraft Basic Price of each Aircraft set forth in Article 3.2 of this Agreement includes an aggregate price for PW4084 engines and all accessories, equipment and parts therefor provided by the engine manufacturer (collectively in this Exhibit D called "Engines") of * . The adjustment in Engine price applicable to each Aircraft ("Engine Price Adjustment" herein) will be determined at the time of Aircraft delivery in accordance with the following formula:

       P\\a\\  =  (P) (AA + BB + CC) - P

(b)    The following definitions will apply herein:

       P\\a\\  =  Engine Price Adjustment

       P       =  Aggregate Engine Base Price as set forth in paragraph (a)
                  above.

       AA      =  .60 x     L
                         ------
                         $17.80

       BB      =  .30 x    M
                         -----
                          130.6

       CC      =  .10 x    E
                         -----
                          76.6

In determining the value of AA, BB and CC, the ratio of L divided by $17.80, M divided by 130.6 and E divided by 76.6 will be expressed as a decimal and rounded to the nearest ten-thousandth but the decimal value resulting from multiplying such ratios by the respective constants (.60, .30 and .10) will not be rounded. The value of the sum of AA + BB + CC will also be rounded to the nearest ten-thousandth.

       L  =   Labor Index, which is the "Hourly Earnings of Aircraft Engines and
              Engine Parts Production Workers, SIC 3724" published by the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Exhibit D
Page 9


  $17.80  =   Published Labor Index (SIC 3724) for December, 1994.

       M  =   Material Index, which is the "Producer Price Index - Code 10,
              Metals and Metal Products," (Base Year 1982 = 100) published by the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.

   130.6  =   Published Material Index (Code 10) for December, 1994.

       E  =   Fuel Index, which is the "Producer Price Index - Code 5, Fuels and
              Related Products and Power" (Base Year 1982 = 100) published for the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.

  76.6  =     Published Fuel Index (Code 5) for December, 1994.

The Engine Price Adjustment will not be made if it would result in a decrease in the aggregate Engine base price.

(c) The value of the Labor, Material and Fuel Index used in determining the Engine Price Adjustment will be those published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date 30 days prior to the scheduled Aircraft delivery to Buyer. Such Index values will be considered final and no revision to the Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published Index values.

(d) If the Bureau of Labor Statistics, U. S. Department of Labor, (i) substantially revises the methodology (in contrast to benchmark adjustments or other corrections of previously published data), or (ii) discontinues publication of any of the data referred to above or (iii) temporarily discontinues publication of any of the data referred to above, Pratt & Whitney Aircraft (P&WA) agrees to meet jointly with Boeing and Buyer and jointly select a substitute for the revised or discontinued data, such substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued.

Exhibit D
Page 10


Appropriate revision of the Engine Price Adjustment provisions set forth above will be made to accomplish this result for affected Engines.

In the event the Engine Price Adjustment escalation provisions of this Agreement are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, P&WA agrees to meet with Boeing and jointly agree, to the extent that they may lawfully do so, to adjust equitably the purchase price of the Engine(s) to reflect an allowance for increases in labor, material and fuel costs that occurred from December, 1994 to the seventh month preceding the month of scheduled delivery of the applicable Aircraft.

NOTES: Any rounding of a number, as required under this Exhibit D with respect
- ----- to escalation of the Engine price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

Exhibit D
Page 11


                     ENGINE PRICE ADJUSTMENT - ROLLS-ROYCE
                     -------------------------------------
                                     ( * )
                                      ---

(a) The Aircraft Basic Price of each Aircraft set forth in Article 3.2 of this Agreement includes an aggregate price for RBTRENT884 engines and all accessories, equipment and parts therefor provided by the engine manufacturer (collectively in this Exhibit D called "Engines") of * . The adjustment in Engine price applicable to each Aircraft ("Engine Price Adjustment" herein) will be determined at the time of Aircraft delivery in accordance with the following formula:

       P\\a\\  =  (P\\o\\ + F)  (AA + BB + CC) - P\\o\\

(b)    The following definitions will apply herein:

       P\\a\\  =  Engine Price Adjustment

       P\\o\\  =  The Aggregate Engine Base Price as set forth in paragraph (a)
                  above.

       F       =  0.005 (N) (P\\o\\). Where N = the calendar year of scheduled
                  Engine delivery, minus 1995. For purposes of this calculation, Engine delivery is assumed to be 3 months prior to the month of scheduled Aircraft delivery.

       AA      =  .60 x    L
                        -------
                        $17.263

       BB      =  .30 x    M
                        ------
                        122.50

       CC      =  .10 x    E
                        ------
                         76.53

In determining the value of AA, BB and CC, the ratios of L divided by $17.263, M divided by 122.50 and E divided by 76.53 will each be expressed as a decimal which will not be rounded, but the value resulting from multiplying such ratios by the respective constants (.60, .30 and .10) will be expressed as a decimal and rounded to the nearest ten-thousandth.

          L    =   The arithmetic average of the Average Hourly Earnings - SIC
                   3724, for the 16th, 15th and

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Exhibit D
Page 12


                   14th months prior to the month of scheduled Aircraft delivery to Buyer. Such arithmetic average will be expressed as a decimal and rounded to the nearest thousandth.

     $17.263   =   Average Hourly Earnings - SIC 3724 for the average of March,
                   April and May 1994.

            M  =   The arithmetic average of the Producer Price Indices - Code
                   10 (Base Year 1982 = 100) for the 16th, 15th and 14th months prior to the month of scheduled Aircraft delivery to Buyer.
                   Such arithmetic average will be expressed as a decimal and rounded to the nearest hundredth.

       122.50  =   Producer Price Index - Code 10 for the average of March,
                   April and May 1994.

            E  =   The arithmetic average of the Producer Price Indices - Code 5
                   (Base Year 1982 = 100) for the 16th, 15th and 14th months prior to the month of scheduled Aircraft delivery to Buyer.
                   Such arithmetic average will be expressed as a decimal and rounded to the nearest hundredth.

        76.53  =   Producer Price Index - Code 5 for the average of March, April and May 1994.

The Engine Price Adjustment will not be made if it would result in a decrease in the aggregate Engine base price.

The Average Hourly Earnings and Producer Price Indices referred to above are defined below:

       (i) Average Hourly Earnings.  SIC 3724 of the Industry Group "Hourly
           -----------------------
Earnings of Aircraft Engines and Engine Parts Production Workers" published by the Bureau of Labor Statistics, U.S. Department of Labor.

       (ii) Producer Price Index.  Code 10 for the Commodities Group "Metals and
            --------------------
Metal Products" published by the Bureau of Labor Statistics, U.S. Department of Labor.

Exhibit D
Page 13


       (iii)  Producer Price Index.  Code 5 for the Commodities Group "Fuels and
              --------------------
Related Products and Power" published by the Bureau of Labor Statistics, U.S. Department of Labor.

The values of the Average Hourly Earnings and Producer Price Indices used in determining the Engine Price Adjustment will be those published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date 30 days prior to the scheduled Aircraft delivery to Buyer. Such values will be considered final and no Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published values.

NOTE:  Any rounding of a number, as required under this Exhibit D with respect
- ----   to escalation of the Engine price, will be accomplished as follows:  if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

                 BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

                                    between

                               THE BOEING COMPANY

                                      and

                    INTERNATIONAL LEASE FINANCE CORPORATION



                    Exhibit E to Purchase Agreement Number 1916



                                       E

                 BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

                              Dated June 24, 1996
                                    -------------

                                  Relating to

                           BOEING MODEL 777 AIRCRAFT


                             ---------------------


          This Buyer Furnished Equipment Provisions Document is Exhibit E to and forms a part of Purchase Agreement No. 1916, between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to the purchase of Boeing Model 777 aircraft.

                                       E
                                      (I)

                 BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT
                 ---------------------------------------------


1.        General.
          -------

          Certain equipment to be installed in the Aircraft is furnished to Boeing by Buyer at Buyer's expense. This equipment is designated "Buyer Furnished Equipment" (BFE) and is listed in the Detail Specification. On or before * , Boeing will provide to Buyer a BFE Requirements On-Dock/
Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth in the attachment to this Exhibit.

2.        Supplier Selection.
          ------------------

          Buyer will:

          2.1 Select and notify Boeing of the suppliers of the following BFE items by the following dates:

                Galley System              15 Months Prior to the
                                           First Day of the
                                           Month/Year of Delivery
                                           Specified in Table 1 of
                                           the Agreement

                Seats (passenger)          21 Months Prior to the
                                           First Day of the
                                           Month/Year of Delivery
                                           Specified in Table 1 of
                                           the Agreement

                Video Cabin                18 Months Prior to the
                Management System          First Day of the Month/Year
                                           of Delivery Specified in Table 1
                                           of the Agreement

          2.2 Meet with Boeing and such selected BFE suppliers promptly after such selection to:

                2.2.1 complete BFE configuration design requirements for such BFE; and

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                2.2.2 confirm technical data submittal dates for BFE certification.

3.       Buyer's Obligations.
         -------------------

         Buyer will:

         3.1 comply with and cause the supplier to comply with the provisions of the BFE Document or BFE Report;

                3.1.1 deliver technical data (in English) to Boeing as required to support installation and FAA certification in accordance with the schedule provided by Boeing or as mutually agreed upon during the BFE meeting referred to above;

                3.1.2 deliver BFEproduction and/or flight training spares to Boeing in accordance with the quantities and schedule provided therein; and

                3.1.3 deliver appropriate quality assurance documentation to Boeing as required with each BFE part (D6-56586, "BFE Product Acceptance Requirements");

         3.2 authorize Boeing to discuss all details of the BFE directly with the BFE suppliers, after Buyer notifies Boeing of the BFE supplier selection;

         3.3 authorize Boeing to conduct or delegate to the supplier quality source inspection and supplier hardware acceptance of BFE at the supplier location;

                3.3.1 require supplier's reasonable contractual compliance to Boeing defined source inspection and supplier delegation programs, including the allowance of access on a non-interference basis for Boeing resident personnel; and

                3.3.2 specify that Boeing identified supplier's quality systems be approved to Boeing document D1-9000;

          3.4 provide necessary field service representation at Boeing's facilities to support Boeing on all issues related to the installation and certification of BFE;

          3.5 deal directly with all BFE suppliers to obtain overhaul data, provisioning data, related product support documentation and any warranty provisions applicable to the BFE;

          3.6 work closely with Boeing and the BFE suppliers to resolve any difficulties, including defective equipment, that arise;

          3.7 be responsible for modifying, adjusting and/or calibrating BFE as required for FAA approval and for all related expenses;

          3.8 warrant that the BFE will meet the requirements of the Detail Specification; and

          3.9 be responsible for providing equipment which is FAA certifiable at time of Aircraft delivery, or for obtaining waivers from the applicable regulatory agency for non-FAA certifiable equipment.

4.        Boeing's Obligations.
          --------------------

          Other than as set forth below, Boeing will provide for the installation of and install the BFE and obtain certification of the Aircraft with the BFE installed.

5.        Nonperformance by Buyer.
          -----------------------

          If Buyer's nonperformance of obligations in this Exhibit or in the BFE Document causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Buyer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery. In addition Boeing will have the right to:

          5.1 provide and install specified equipment or suitable alternate equipment and increase the price of the Aircraft accordingly; and/or

          5.2  deliver the Aircraft to Buyer without the BFE installed.

6.        Return of Equipment.
          -------------------

          BFE not installed in the Aircraft will be returned to Buyer in accordance with Buyer's instructions and at Buyer's expense.

7.        Title and Risk of Loss.
          ----------------------

          Title to and risk of loss of BFE will at all times remain with Buyer or other owner. Boeing will have only such liability for BFE as a bailee for mutual benefit would have, but will not be liable for loss of use.

8.        Indemnification of Boeing.
          -------------------------

          Except to the extent Boeing indemnifies Buyer in Article 9.6 of the Agreement, Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including any Aircraft, arising out of or in any way connected with any nonconformance or defect in any BFE and whether or not arising in tort or occasioned in whole or in part by the active, passive or imputed negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the BFE.

9.        Patent Indemnity.
          ----------------

          Buyer hereby indemnifies and holds harmless Boeing from and against all claims, suits, actions, liabilities, damages and costs arising out of any actual or alleged infringement of any patent or other intellectual property rights by BFE or arising out of the installation, sale or use of BFE by Boeing.

10.       Definitions.
          -----------

          For the purposes of the above indemnities, the term "Boeing" includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

11.       Notice of Claim.
          ---------------

          Boeing will give prompt notice to Buyer after receipt of a claim that on its face is subject to indemnification under paragraph 8 of this Exhibit E. Otherwise, Boeing will give prompt notice to Buyer after receipt of information sufficient to inform Boeing that a claim is subject to indemnification under paragraph 8 of this Exhibit E. At Buyer's request, Boeing will cooperate with Buyer and its attorneys and furnish relevant data and records reasonably requested by Buyer during the discovery phase of any such claim, subject to entry of an appropriate protective order.

Attachment A to
Exhibit E

                     BOEING MODEL 777-200IGW AIRCRAFT
                     --------------------------------


Item                     Preliminary On-Dock Dates
- ----                     -------------------------


                              *          *
                           Aircraft   Aircraft
                           --------   --------

Seats                         *          *

Galleys                       *          *

Electronics                   *          *

Furnishings                   *          *

Video Cabin Mgt. Sys.         *          *


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                       E

                            DEFINED TERMS DOCUMENT

                                    between

                              THE BOEING COMPANY

                                      and

                    INTERNATIONAL LEASE FINANCE CORPORATION



                   Exhibit F to Purchase Agreement Number 1916

                                       F

                            DEFINED TERMS DOCUMENT

                          Dated June 24, 1996

                                  Relating to

                           BOEING MODEL 777 AIRCRAFT

                            ----------------------


          This Document is Exhibit F to and forms a part of Purchase Agreement No. 1916 (Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to the purchase of Boeing Model 777 aircraft.

          The following is a list of those terms and their definitions as used and not otherwise defined in this Agreement. Such terms are identified in the Agreement by the use of an initial capital letter.

                                       F
                                      (I)

                            DEFINED TERMS DOCUMENT

                         EXHIBIT F TO AGREEMENT NO. 1916


TERM                         DEFINITION                    FIRST REFERENCE
- -------------------------------------------------------------------------------
Advance Payment              Boeing's estimate of the      Article 3
Base Price                   Aircraft Price is set
                             forth in Article 3.

Agreement                    Purchase Agreement            Opening paragraph
                             No. 1916, including all       of the Agreement
                             Exhibits, the Detail
                             Specification,
                             attachments, letter
                             agreements and other
                             written modifications and
                             amendments thereto.

Aircraft (includes           The aircraft described in     Article 1, Para. 1.1
"the", "all", "first",       Article 1, Para. 1.1.
"last" "such", etc.)

Aircraft Basic Price         The amount set forth in       Article 3, Para.
                             Article 3, Para. 3.1.4.       3.1.4

Aircraft Price               The total amount Buyer is     Article 3, Para.
                             to pay for an Aircraft        3.1.6
                             which is described in
                             Article 3, Para. 3.1.6.

Aircraft Software            The computer software         Exhibit B, Part D-1,
                             included with the Aircraft    Para 1
                             when the Aircraft is
                             delivered by Boeing,
                             described in Exhibit B,
                             Part D-1, Para. 1.

Airframe Component           A component described in      Exhibit B Part C
                             Exhibit B, Part C, Para.      Para. 1.1
                             1.1

Article                      An Article of the             Article 6, Para. 6.4
                             Agreement.

Base Airframe Price          The airframe price            Article 3,
                             described in Article 3,       Para. 3.1.2/
                             Para. 3.1.2.

                            DEFINED TERMS DOCUMENT

                         EXHIBIT F TO AGREEMENT NO. 1916


TERM                         DEFINITION                    FIRST REFERENCE
- -------------------------------------------------------------------------------
Boeing                       The Seller of the Aircraft    Opening paragraph of
                             identified in the opening     the Agreement
                             paragraph of the Agreement.

Boeing Warranty              Part A of Exhibit B to the    Exhibit B, Part A,
                             Agreement.                    Para. 1

Buyer                        The purchaser of the          Opening paragraph of
                             Aircraft identified in the    the Agreement
                             opening paragraph of the
                             Agreement.

Buyer Furnished Equipment    Equipment provided by         Article 4.1
or BFE                       Buyer pursuant to Exhibit
                             E for installation by
                             Boeing on the Aircraft.

Buyer Furnished Equipment    Document provided by          Article 13, Para.
Document                     Boeing to Buyer defining      13.1
                             requirements for BFE.
                             Exhibit E, Para. 1.

Certificate of               The certificate issued by     Article 8, Para.
Airworthiness                the FAA pursuant to Part      8.1.1.2
                             21 of the Federal Aviation
                             Regulations for the type
                             of Aircraft purchased
                             under this Agreement as
                             described in Article 8.

Change Order                 A change to the Detail        Article 7, Para. 7.2
                             Specification, as
                             described in Article 7,
                             Para. 7.2.

Covered Component            An Airframe Component as      Exhibit B Part C
                             described in Exhibit B,       Para. 1.4
                             Part C, Para. 1.4.

Customer Support Document    Exhibit C to the Agreement.   Article 12, Para.
                                                           12.5

                            DEFINED TERMS DOCUMENT

                         EXHIBIT F TO AGREEMENT NO. 1916


TERM                         DEFINITION                    FIRST REFERENCE
- -------------------------------------------------------------------------------
Customer Support Services    The Boeing services,          Article 12, Para.
                             training and other            12.5
                             obligations described in
                             Exhibit C to the Agreement.

Deposit                      The money paid by Buyer to    Article 5, Para. 5.1
                             Boeing as part of the
                             acceptance of the Aircraft
                             proposal.

Detail Specification         The Boeing document that      Article 1, Para. 1.1
                             describes the
                             specifications of the
                             Aircraft modified from
                             time to time to include
                             developmental and Buyer
                             requested changes.

Development Change(s)        Changes to the basic          Article 7, Para. 7.1
                             specification that do not
                             affect price, delivery,
                             guaranteed weight,
                             performance or
                             interchangeability as
                             described in Article 7,
                             Para. 7.1.

Disclaimer and Release       The disclaimer and Release    Article 12,
                             set forth in Article 12,      Para. 12.2
                             Para. 12.2.

Documents                    The data and documents        Exhibit C, Part D
                             provided by Boeing under      Para. 2
                             the Agreement.

Economic Price Adjustment    Article 3, Para. 3.1.5.       Article 3,
                                                           Para. 3.1.5

Engine(s)                    The engines installed on      Article 3,
                             the Aircraft as described     Para. 3.1.2
                             in the Detail
                             Specification.

                            DEFINED TERMS DOCUMENT

                         EXHIBIT F TO AGREEMENT NO. 1916


TERM                         DEFINITION                    FIRST REFERENCE
- -------------------------------------------------------------------------------
Engine Price                 The price of the Engines      Article 3, Para.
                             installed on the Aircraft     3.1.3
                             set forth in Exhibit D,
                             including all accessories,
                             equipment and parts
                             therefor provided by the
                             Engine manufacturer.

Engine Price Adjustment      The adjustment to the         Article 3 Para.
                             Engine Price as required      3.3.2
                             by Article 3, Para. 3.3.2,
                             and as calculated pursuant
                             to Exhibit D.

Excusable Delay              A delay resulting from any    Article 6, Para. 6.1
                             of the causes described in
                             Article 6, Para. 6.1.

Export Certificate of        A certificate issued by       Article 8, Para.
Airworthiness                the FAA as described in       8.1.1 (ii)
                             Article 8, Para. 8.1.1
                             (ii).

FAA                          The Federal Aviation          Article 8, Para.
                             Administration of the         8.1.1
                             Department of
                             Transportation of the
                             United States, including
                             the Administrator of the
                             Federal Aviation
                             Administration, the
                             National Transportation
                             Safety Board and any other
                             authority or agency of the
                             Federal Government of the
                             United States having like
                             jurisdiction.

Failed Component             A component as described      Exhibit B Part C
                             in Exhibit B, Part C,         Para. 1.6
                             Para. 1.6.

Failure                      Any breakage or defect as     Exhibit B Part C
                             described in Exhibit B,       Para. 1.5
                             Part C, Para. 5.

                            DEFINED TERMS DOCUMENT

                         EXHIBIT F TO AGREEMENT NO. 1916


TERM                         DEFINITION                    FIRST REFERENCE
- -------------------------------------------------------------------------------
Federal Aviation             The United States Federal     Article 8, Para.
Regulations                  Aviation Regulations and,     8.1.1
                             if they are redesignated
                             or discontinued, any
                             comparable regulations or
                             parts thereof issued by
                             the FAA.

Field Service(s)             Boeing-provided services      Exhibit C, Part B,
                             as described in Exhibit C,    Para. 2
                             Part B, Para. 2.

Field Service Period         The length of time Boeing     Exhibit C, Part B,
                             provides Field Service to     Para. 2.1
                             Buyer as described in
                             Exhibit C, Part B, Para.
                             2.1.

Flight Training Planning     A planning conference as      Exhibit C, Part C,
 Conference                  described in Exhibit C,       Para. 2
                             Part C, Para. 2.

Flight Training Program      The program of flight         Exhibit C, Part C,
                             training described in         Para. 3
                             Exhibit C, Part C, Para. 3.

Interface Problem            A technical problem           Exhibit B, Part G,
                             attributed to the design      Para. 1
                             characteristics of the
                             Aircraft or its systems,
                             as described in Exhibit B,
                             Part G, Para. 1.

Landing Gear Component       A component as described      Exhibit B Part C
                             in Exhibit B, Part C,         Para. 1.2
                             Para. 1.2.

Maintenance Training         A planning conference as      Exhibit C, Part A,
Planning Conference          described in Exhibit C,       Para. 2
                             Part A, Para. 2.

Maintenance Training         The program of training       Exhibit C, Part A,
Program                      described in Exhibit C,       Para. 3
                             Part A, Para. 3.

                            DEFINED TERMS DOCUMENT

                         EXHIBIT F TO AGREEMENT NO. 1916


TERM                         DEFINITION                    FIRST REFERENCE
- -------------------------------------------------------------------------------
Major Damage                 Damage described in           Exhibit C Part C
                             Exhibit C, Part C, Para.      Para. 11.3
                             11.3.

Manufacturer Change(s)       A change to the Aircraft      Article 8, Para.
                             or performance required of    8.2.1
                             Boeing as described in
                             Article 8, Para. 8.2.1.

Operator Change(s)           A change to the Aircraft      Article 8, Para.
                             described in Article 8,       8.3.1
                             Para. 8.3.1.

Performance Guarantees       The written guarantees        Article 1, Para. 1.3
                             regarding the operational
                             performance of the
                             Aircraft set forth in the
                             Agreement or the Detail
                             Specification.

Policy (Boeing Service       Exhibit B, Part C, Para. 2.   Exhibit B, Part C,
Life Policy)                                               Para. 2

Product Assurance Document   Exhibit B of the Agreement.   Article 12,
                                                           Para. 12.1

Revenue Service Training     Flight Training conducted     Exhibit C, Part C,
                             on the Aircraft during        Para. 8
                             revenue service with cargo
                             and/or passengers on
                             board, as described in
                             Exhibit C, Part C, Para. 8.

Software Documentation       A listing of components       Exhibit C, Part D,
                             and equipment referred to     Para. 3.3.6
                             in Exhibit C, Part D,
                             Para. 3.3.6.

Spare Component              A component as described      Exhibit B Part C
                             in Exhibit B, Part C,         Para. 1.3
                             Para. 1.3.

                            DEFINED TERMS DOCUMENT

                         EXHIBIT F TO AGREEMENT NO. 1916


TERM                         DEFINITION                    FIRST REFERENCE
- -------------------------------------------------------------------------------
Special Features             Article 3, Para. 3.1.1.       Article 3,
                                                           Para. 3.1.1

Standard Airworthiness       A certificate issued by       Article 8, Para.
 Certificate                 the FAA, pursuant to Part     8.1.1 (i)
                             21 of the Federal Aviation
                             Regulations as described
                             in Article 8, Para. 8.1.1
                             (i).

Target Delivery Date         A non binding estimated       Article 2, Para. 2.2
                             delivery date provided for
                             Buyer's planning purposes,
                             described in Article 2.

Taxes                        The term "Taxes" defined      Article 2, Para. 2.3
                             in Article 4, Para. 4.1.

Type Certificate             A certificate issued by       Article 8, Para.
                             the FAA pursuant to Part      8.1.1
                             21 of the Federal Aviation
                             Regulations described in
                             Article 8, Para. 8.1.1.

Warranty Labor Rate          The hourly labor rate         Exhibit B, Part B,
                             defined in Exhibit B,         Para. 5.3
                             Part B, Para. 5.3.

               [LETTERHEAD OF BOEING COMMERCIAL AIRPLANE GROUP]


1916-1


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90067

Subject:  Letter Agreement No. 1916-1 to
          Purchase Agreement No. 1916 -
          Disclosure of Confidential Information

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1916 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 777 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1. Buyer understands that certain commercial and financial information contained in the documents listed below (Confidential Documents) is considered by Boeing as confidential.

2. Buyer agrees that it will treat the Confidential Documents and the information contained therein as confidential and will not, without the prior written consent of Boeing, disclose such Confidential Documents or any information contained therein to any other person or entity except (i) as may be required by applicable law or governmental regulations, (ii) for financing the Aircraft in accordance with the provisions of Article 10 of the Agreement or
(iii) for periodic review by Buyer's or Buyer's parent company's auditors.

3. In connection with any such disclosure or filing of the Confidential Documents, or the information contained therein pursuant to any such applicable law or governmental regulation, Buyer will request and use its best reasonable efforts to obtain confidential treatment of such Confidential Documents and the information contained therein. Boeing agrees to cooperate with Buyer in making and supporting its request for confidential treatment.

International Lease Finance Corporation
1916-1  Page 2

     Schedule of Confidential Documents
     ----------------------------------

1.   Letter Agreement No. 6-1162-JDR-266.
2.   Letter Agreement No. 6-1162-JDR-267.
3.   Letter Agreement No. 6-1162-JDR-268.
4.   Letter Agreement No. 6-1162-JDR-269.
5.   Letter Agreement No. 6-1162-JDR-270.
6.   Letter Agreement No. 6-1162-JDR-271.
7.   Letter Agreement No. 6-1162-JDR-272.
8.   Letter Agreement No. 6-1162-JDR-273.
9.   Letter Agreement No. 6-1162-JDR-274.
10.  Letter Agreement No. 6-1162-JDR-275.
11.  Letter Agreement No. 6-1162-JDR-276.


Very truly yours,

THE BOEING COMPANY



By  /s/ J.D. Robinson
  ---------------------------

Its   Attorney-In-Fact
   --------------------------


ACCEPTED AND AGREED TO as of this

date: June 24, 1996
      -------

INTERNATIONAL LEASE FINANCE CORPORATION



By  /s/ Steven R. Adams
  ---------------------------

Its   Attorney-In-Fact
   --------------------------

               [LETTERHEAD OF BOEING COMMERCIAL AIRPLANE GROUP]


1916-2


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90067

Subject:  Letter Agreement No. 1916-2 to
          Purchase Agreement No. 1916 -
          Waiver of Aircraft Demonstration Flights

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1916 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 777 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

Notwithstanding the provisions of paragraph 9.3 of Article 9 of the Agreement requiring that the Aircraft be test flown prior to delivery for the purpose of demonstrating to Buyer the functioning of such Aircraft and its equipment, the parties agree that Buyer will make best reasonable effort to provide written notice to Boeing no later than 90 days prior to the scheduled date of delivery of the Aircraft, that Buyer may waive such flight. With respect to each Aircraft for which Buyer waives the demonstration flight, the following provisions will apply:

1.   Additional Fuel.
     ---------------

     Boeing provides 3,000 gallons of jet fuel to Buyer, at no charge, at the time of delivery of the Aircraft. In consideration of the above waiver of the demonstration flight, Boeing further agrees that promptly after delivery of an Aircraft leased to a lessee whose main base is in the continental United States that Boeing will provide aboard the Aircraft an amount of jet fuel, including adequate fuel reserves, which together with the 3,000 gallons of fuel

International Lease Finance Corporation
1916-2  Page 2

provided above, * ; or for Aircraft leased to a lessee outside the continental United States, * .

2.   Reimbursement for Correction of Flight Discrepancies.
     ----------------------------------------------------

     2.1  Ferry Flight.  Except for Aircraft to be used promptly after delivery
          ------------
for Boeing flight crew training provided to Buyer at or near Seattle, Washington, Boeing will reimburse Buyer for Buyer's direct labor costs (as defined below) and the cost of any material (Correction Costs) required to correct any flight discrepancy detected by Buyer while the Aircraft is being ferried from Seattle, Washington, to Buyer's main base. Within 90 days after the date of such ferry flight Buyer will submit to Boeing's Director, Warranties, at Renton, Washington, a written itemized statement describing any such flight discrepancy and indicating the Correction Costs incurred by Buyer for the correction of such flight discrepancy.

     2.2  Training Flights.  If the Aircraft will be used promptly after its
          ----------------
delivery for Boeing flight crew training provided to Buyer at or near Seattle, Washington, Boeing will, at no charge to Buyer, correct any flight discrepancy which may be detected by Buyer during the first two (2) flights flown in support of such flight crew training.

     2.3  Definitions.  For purposes of any reimbursement under this paragraph
          -----------
2; (i) Buyer's direct labor costs will be determined using the Warranty Labor Rate in effect between the parties as of the date such labor is expended, and
(ii) flight discrepancies mean any failure or malfunction of such Aircraft, or the accessories, equipment, systems and parts installed therein which results from a defect in such Aircraft, accessories, equipment, systems and parts or a nonconformance to the Detail Specification for such Aircraft which was present at the time of delivery of the Aircraft

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
1916-2  Page 3

to Buyer and which, if detected during a Boeing predelivery demonstration flight, would have been reported in the pilot's flight discrepancy report and would have been corrected by Boeing prior to the delivery of such Aircraft to Buyer.

3.   Return of Aircraft.
     ------------------

     Any flight discrepancy, as defined in paragraph 2, detected by Buyer during the ferry flight of any Aircraft, which requires the return of such Aircraft to Boeing's facilities at Seattle, Washington, will be corrected by Boeing * . Boeing further agrees, * , to re-fuel such Aircraft back to the amount of fuel provided per the provisions of paragraph 1. Boeing and Buyer agree that title to and risk of loss of such Aircraft will at all times remain with Buyer and that Boeing will have such responsibility for such Aircraft while it is on the ground at Boeing's Seattle, Washington, facilities as is chargeable by law to a bailee for mutual benefit, but Boeing will not be chargeable for loss of use.


Very truly yours,

THE BOEING COMPANY



By /s/ J.D. Robinson
  ---------------------------

Its   Attorney-In-Fact
   --------------------------


ACCEPTED AND AGREED TO as of this

date: June 24, 1996
      -------

INTERNATIONAL LEASE FINANCE CORPORATION



By /s/ Steven R. Adams
  ---------------------------

Its  Steven R. Adams
   --------------------------
     Vice President

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

               [LETTERHEAD OF BOEING COMMERCIAL AIRPLANE GROUP]


1916-3


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90067

Subject:     Letter Agreement No. 1916-3 to
             Purchase Agreement No. 1916 -
             Seller Purchased Equipment

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1916 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 777 aircraft (the Aircraft).

For purposes of this Letter Agreement the following definitions apply:

Seller Purchased Equipment (SPE) is Buyer Furnished Equipment (BFE) that Boeing purchases for Buyer.

Developmental Buyer Furnished Equipment (DBFE) is all BFE not previously certified for installation on the same model aircraft.

Developmental Seller Purchased Equipment (DSPE) is DBFE which is converted to SPE. This Letter Agreement does not include avionics DBFE.

All other terms used herein and in the Agreement, and not defined above, will have the same meaning as in the Agreement.

Buyer has requested that Boeing purchase as SPE the BFE which have been changed to SPE by Change Request. Such changes to SPE from BFE do not include galleys and seats. In accordance with Buyer's request, Boeing will purchase the SPE, subject to the following terms and conditions:

1.     Price.
       -----

       Advance Payments.  An estimated SPE price will be included in the
       ----------------
Aircraft Advance Payment Base Price for the purpose of establishing the advance payments for each Aircraft.

International Lease Finance Corporation
1916-3      Page 2


       Aircraft Price.  The Aircraft Price will be adjusted to reflect (i) the
       --------------
actual costs charged Boeing by the SPE suppliers, (ii) a handling fee of 10% of such costs and (iii) transportation charges. If all DBFE, other than avionics, is converted to SPE, Boeing will waive the handling fee for all SPE.

2.     Responsibilities.
       ----------------

       2.1    Buyer is responsible for:

              (i)    selecting SPE suppliers in a timely manner;

              (ii)   selecting a FAA certifiable part;

              (iii) providing to Boeing the SPE part specification/Buyer requirements.

       2.2.   Boeing is responsible for:

              (i)    placing and managing the purchase order with the supplier;

              (ii)   coordinating with the suppliers on technical issues;

              (iii) ensuring that the delivered SPE complies with the part specification/Buyer requirements;

              (iv) obtaining certification of the Aircraft with the SPE installed, and

              (v) obtaining for Buyer the supplier's standard warranty for the SPE. SPE is deemed to be BFE for purposes of Exhibit B, the Product Assurance Document, of the Agreement.

3.     Changes.
       -------

       After this Letter Agreement is signed, changes to SPE can only be made by and between Boeing and the suppliers. Buyer's contacts with SPE suppliers relating to design (including selection of materials and colors), weights, prices or schedules are for informational purposes only. If Buyer wants changes made to any of the above, requests should be made directly to Boeing for processing with the supplier.

International Lease Finance Corporation
1916-3      Page 3


4.     Proprietary Rights.
       ------------------

       Boeing's obligation to purchase SPE will not impose upon Boeing any obligation to compensate Buyer or any supplier for any proprietary rights Buyer may have in the design of the SPE.

5.     Remedies.
       --------

       If Buyer does not comply with the obligations above, but not before Boeing gives 14 days written notice to Buyer of such noncompliance Boeing may:

       (i)    delay delivery of the Aircraft;

       (ii) increase the Aircraft Price by the amount of Boeing's additional costs attributable to such noncompliance;

       (iii)  deliver the Aircraft without installing the SPE,

       (iv)   substitute a comparable part and invoice Buyer for the cost.

6.     Buyer's Indemnification of Boeing.
       ---------------------------------

       Buyer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including any Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing, whether active, passive or imputed. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the SPE.

7.     Notice of Claim.
       ---------------

       Boeing will give prompt notice to Buyer after receipt of a claim that on its face is subject to indemnification under paragraph 6 of this Letter Agreement. Otherwise, Boeing will give prompt notice

International Lease Finance Corporation
1916-3      Page 4


to Buyer after receipt of information sufficient to inform Boeing that a claim is subject to indemnification under paragraph 6 of this Letter Agreement. At Buyer's request, Boeing will cooperate with Buyer and its attorneys and furnish relevant data and records reasonably requested by Buyer during the discovery phase of any such claim, subject to entry of an appropriate protective order.


Very truly yours,

THE BOEING COMPANY



By /s/ J.D. Robinson
   -----------------------

Its   Attorney-In-Fact
   -----------------------

ACCEPTED AND AGREED TO as of this

Date:    June 24       , 1996
      -----------------

INTERNATIONAL LEASE FINANCE CORPORATION


By /s/ Steven R. Adams
   -----------------------

Its     Steven R. Adams
   -----------------------
        Vice President

               [LETTERHEAD OF BOEING COMMERCIAL AIRPLANE GROUP]


1916-4


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90067

Subject: Letter Agreement No. 1916-4 to
         Purchase Agreement No. 1916 -
         Spare Parts Support for Flight Training

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1916 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 777 aircraft (the Aircraft).

The following spare parts support for flight training is fully assignable by Buyer.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

For purposes of this Letter Agreement the following definitions apply:

Flight Crew Training is flight training under Exhibit C of the Agreement using Boeing facilities occurring immediately after delivery.

Removed Parts are parts removed from an Aircraft during Flight Crew Training.

Replacement Parts are parts taken from Boeing inventory and installed in an Aircraft because no Standby Spare Parts are available.

Standby Spare Parts are spare parts which are owned by Buyer and located at Buyer's designated storage area at Boeing to support Flight Crew Training.

Training Aircraft are the aircraft used for Flight Crew Training.

If parts fail during Flight Crew Training, Boeing will require spare parts. In support of this requirement, Buyer will provide to Boeing certain Standby Spare

International Lease Finance Corporation
1916-4  Page 2


Parts in accordance with the following terms and conditions.

1.  Provision of Spare Parts.
    ------------------------

    1.1 Boeing will provide normal line maintenance for any Aircraft used for Flight Crew Training. As part of such normal line maintenance Boeing will, at no charge, provide expendable spare parts required for the normal maintenance of any Training Aircraft. Such spare parts will include low cost Boeing proprietary items, nonrepairable items, low cost vendor items and standards.

    1.2 Buyer will provide the Standby Spare Parts listed in the Boeing BFE Requirements On-Dock/Inventory Document. The attachment to this Letter Agreement sets forth a general listing of the types and approximate numbers of the Standby Spare Parts required. This list including part numbers, exact quantities and on-dock dates will be established during the provisioning meeting described in the GTA Supplement.

    1.3 In order to prevent extended downtime on the Training Aircraft, if parts other than those discussed above fail, Boeing will attempt to provide Replacement Parts for any such failed parts. If Boeing is unable to provide Replacement Parts, Buyer will be responsible for providing replacement parts. Delivery to Buyer of Replacement Parts will occur when the Replacement Parts are installed on the Aircraft. All terms and conditions of the GTA, including those related to price and payment which are not inconsistent with the provisions of this Letter Agreement, will apply to Boeing's sale of any Replacement Part to Buyer.

2.  Disposition of Parts.
    --------------------

    2.1    With respect to Removed Parts, Boeing may:

           (i) repair such Removed Parts, at no charge to Buyer, and either retain such Removed Parts as Standby Spare Parts or return such Removed Parts to Buyer, at Buyer's expense; or

           (ii) return the Removed Parts to Buyer at Buyer's expense; or

International Lease Finance Corporation
1916-4  Page 3


         (iii) return the Removed Parts to the manufacturer thereof for repair or replacement under such manufacturer's warranty. (Upon Boeing's receipt of the repaired Removed Parts or the replacements therefor, Boeing may retain such Removed Parts or their replacements as Standby Spare Parts or return such Removed Parts or their replacements to Buyer, at Buyer's expense).

    2.2 Any return to Buyer of Removed Parts, or replacements therefor, will be accomplished in accordance with any written instructions from Buyer received by Boeing prior to such return.

3.  Redelivery of Standby Spare Parts.
    ---------------------------------

    Standby Spare Parts not installed in an Aircraft during Flight Crew Training will be redelivered to Buyer on board the last Aircraft delivered to Buyer under the Agreement or, upon mutual agreement, at an earlier time. All Standby Spare Parts furnished by Buyer and not incorporated in an Aircraft shall be returned to Buyer in as good condition as when received by Boeing as Standby Spare Parts, reasonable wear and tear excepted.

4.  Non-performance by Buyer.
    ------------------------

    If Buyer's nonperformance of obligations in this Letter Agreement causes a delay in the Flight Crew Training, Buyer will reimburse Boeing for any reasonable resulting expenses and be deemed to have agreed to any such delay in Flight Crew Training. In addition Boeing, with timely notice, will have the right to:

    (i) purchase Standby Spare Parts and invoice Buyer for the price of such Parts and for any necessary adjustment and calibration of such Parts;

    (ii) cancel or reschedule the Flight Crew Training.

5.  Buyer Warranty.
    --------------

    Buyer warrants that the Standby Spare Parts will meet the requirements of the Detail Specification and be in a condition to pass Boeing's receival inspection and functional test and if not in a new condition, will

International Lease Finance Corporation
1916-4  Page 4


have a Serviceable Parts Tag from the appropriate regulatory agency attached thereto.

6.  Title and Risk of Loss.
    ----------------------

    Title to and risk of loss of any Standby Spare Parts or Removed Parts will remain with Buyer. Boeing will have only such liability for Standby Spare Parts and Removed Parts as a bailee for mutual benefit would have, but will not be liable for loss of use. For Replacement Parts, title will transfer to Buyer at the time such part is installed in the Aircraft.


Very truly yours,

THE BOEING COMPANY



By      J. D. Robinson
   ------------------------

Its    Attorney-In-Fact
   ------------------------


ACCEPTED AND AGREED TO this

date: June 24, 1996
      -------

INTERNATIONAL LEASE FINANCE CORPORATION



By  /s/ Steven R. Adams
  -------------------------

Its    Steven R. Adams
   ------------------------
       Vice President

Attachment

Attachment to
Letter Agreement No. 1916-4
Page 1

                              STANDBY SPARE PARTS
                              -------------------


The following notations, used in the list of Standby Spare Parts set forth in this Attachment, will have the meanings indicated below:

(1) Training Spare Parts, in the indicated amounts, are required only if Flight Crew Training will be provided at Boeing's facilities at or near Seattle, Washington.

(2) Part numbers and/or dash numbers may vary with configuration of the Aircraft and/or Buyer's choice of vendor.

(3) Quantity of wheels, tires and brakes required as Training Spare Parts may vary with configuration of the Aircraft and/or Buyer's choice of vendors.

(4) Optional Electronics: Parts to be included in the event Buyer's aircraft are so equipped.

SP Same Part: The Production Spare Part will be retained by Boeing and used as a Training Spare Part.

AR As Required: The number required will depend upon the amount of training involved.

Attachment to
Letter Agreement No. 1916-4
Page 2

                              Standby Spare Parts
                              -------------------


                                                                                  Quantity Required
Part Number(2)                    Nomenclature                            Production   Training(1)   Total
- --------------                    ------------                            --------------------------------

Electronics
- -----------

                                     LRRA Receiver/Transmitter                               1
                                     Weather Radar Receiver                                  1
                                     VOR/MB Receiver                                         1
                                     DME Interrogator                                        1
                                     ATC Transponder                                         1
                                     VHF Communications Transceiver                          1
                                     ILS Receiver                                            1
                                     PAX Address/Cabin Interphone Controller                 1
                                     Display Units (DU)                                      1
                                     HF Transceiver                                          1

Systems
- -------

                                     Generator Control Unit (GCU)                           1
                                     Bus Power Control Unit (BPCU)                          1

Wheels, Tires and Brakes(3)
- ---------------------------

                                     Main Wheel                                             AR
                                     Nose Wheel                                             AR
                                     Brakes                                                 AR
                                     Main Tires                                             AR
                                     Nose Tires                                             AR

/[P&W PW4000 SERIES:]
  -----------------
Engines
- -------

                                     Electronic Engine Control (EEC)                         1

/[G.E. GE90 SERIES:]
  ----------------
Engines
- -------

                                     Electronic Engine Control (EEC)                         1

/[R.R. RB211-TRENT SERIES:]
  -----------------------
Engines
- -------

                                     Electronic Engine Control (EEC)                         1

               [LETTERHEAD OF BOEING COMMERCIAL AIRPLANE GROUP]


1916-5


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90067

Subject:  Letter Agreement No. 1916-5 to
          Purchase Agreement No. 1916 -
          Promotional Support

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1916 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 777 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.   Planning Meeting.
     ----------------

     Boeing will assist Buyer in the introduction of the Aircraft by providing to Buyer certain promotional support. At a mutually agreed time and location, Boeing Airline Promotion will meet with Buyer's designated representatives to discuss the extent, selection and scheduling of the promotional support to be provided.

2.   Support Level.
     -------------

     Boeing will make available to Buyer * per Aircraft at execution of the Agreement for Buyer's promotional programs including marketing research; tourism development consultation; corporate/promotion identity consultation; support for video tape, film or still photography requirements; planning, design, production and management of promotion programs based on Buyer's marketing requirements and for advertising campaigns relating to Buyer's introduction and operation of the Aircraft.

Boeing's obligation to provide the support will commence at execution of the Agreement and will terminate * after delivery of the last

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
1916-5  Page 2

Aircraft to Buyer. There will be no cash payments or other promotional support in lieu thereof.

3.   Additional Support.
     ------------------

     Additional promotional support may be provided by Boeing subject to the parties reaching mutual agreement as to the type of services, timing and price.


Very truly yours,

THE BOEING COMPANY



By /s/ J.D. Robinson
  ---------------------------

Its   Attorney-In-Fact
   --------------------------


ACCEPTED AND AGREED TO this

Date: June 24, 1996
      -------

INTERNATIONAL LEASE FINANCE CORPORATION



By /s/ Steven R. Adams
  ---------------------------

Its   Steven R. Adams
   --------------------------
      Vice President

               [LETTERHEAD OF BOEING COMMERCIAL AIRPLANE GROUP]


1916-6


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA  90067

Subject:    Letter Agreement No. 1916-6 to
            Purchase Agreement No. 1916 -
            Configuration Decision Matters

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1916 (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 777 aircraft (the Aircraft).

All terms used and not defined herein shall have the same meaning as in the Agreements.

1.   Configuration Changes.
     ---------------------

     It is understood and agreed that the configuration of the Aircraft described in Exhibit A to the Agreement is not complete and that Buyer shall have the option to select for incorporation on the Aircraft additional changes set forth in the Boeing Configuration Specification. Such additional changes may be selected by Buyer subject to the terms and conditions set forth below.

Boeing and Buyer agree to establish the configuration for the Aircraft no later than * prior to the scheduled delivery of the first Aircraft. The Boeing Configuration Specification will be used to establish such configuration.

2.   Purchase Agreement Revision.
     ---------------------------

     When (no later than * prior to the scheduled delivery of the first Aircraft) Buyer selects for incorporation in the Aircraft any of the changes, the parties agree to enter into a supplemental agreement amending the Purchase Agreement to reflect Buyer's selection of such changes. Such supplemental agreement shall:

     (a)  Revise the Detail Specification to incorporate the changes.

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
1916-6   Page 2

     (b) Revise the basic price of the Aircraft set forth in Article 3.1 of the Purchase Agreement to reflect the price effects of the changes.

     (c)  Revise the advance payment base price of the Aircraft set forth in
          Article 5.1 of the Purchase Agreement to reflect the price of the changes.

     (d) Provide for an additional advance payment which would amount to the difference between the amount paid prior to signing of such Supplemental Agreement and the amount which would have been paid had the advance payment price established in (c) above been incorporated in the Purchase Agreement at time of signing. Such additional advance payment is to be paid to Boeing by Buyer within * of signing such Supplemental Agreement.

     (e)  Revise Exhibit A to incorporate such changes.

     (f) Revise the performance guarantees specified in Letter Agreement No. 6-1162-JDR-266 as required to reflect changes in the Aircraft configuration due to such changes.

3.   Aircraft Basic Price Revision.
     -----------------------------

     The Basic Price of the Aircraft as set forth in

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
1916-6  Page 3

Article 3 of the Agreement will be revised in accordance with paragraph 2 herein upon selection of changes by Buyer.

Very truly yours,

THE BOEING COMPANY


By  /s/ J.D. Robinson
  ---------------------------

Its   Attorney-In-Fact
   --------------------------


ACCEPTED AND AGREED TO this

Date: June 24, 1996
      -------

INTERNATIONAL LEASE FINANCE CORPORATION


By  /s/ Steven R. Adams
  ---------------------------

Its   Steven R. Adams
   --------------------------
      Vice President

               [LETTERHEAD OF BOEING COMMERCIAL AIRPLANE GROUP]


1916-7


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California  90067

Subject:    Letter Agreement No. 1916-7 to
            Purchase Agreement No. 1916 -
            Price Adjustment on Rolls Royce Engines

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1916 (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 777-200 aircraft (the Aircraft).

All terms used and not defined herein, shall have the same meaning as in the Agreement.


1. It is understood by the parties that the Basic Price of certain of the Aircraft includes an aggregate price for two (2) Rolls Royce Model RBTRENT884 Engines (Engines) of * . Such price may be adjusted by Rolls Royce to reflect any change incorporated in such Engines in order to satisfy any new rules or regulations, or changes or amendments to the existing rules or regulations, issued by the FAA, or other applicable U.S. Federal Agency, after July 26, 1995 (Engine Modification).

2. Within twenty working days subsequent to the execution of the Agreement for the purchase of the Aircraft, Boeing will place a purchase order with Rolls Royce for the engines to be installed on such Aircraft. The engine price adjustment specified in paragraph 1 shall not apply to any engines for which the scheduled delivery date to Boeing is less than * after the later of * .

3. The parties therefore agree that notwithstanding the provisions of Article 8 of the Agreement, if any

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
1916-7  Page 2

Engine Modification is incorporated by Rolls
Royce on Engines installed on any of the Aircraft (i) Boeing will adjust the Purchase Price of any such Aircraft by the amount that Rolls Royce adjusts the price of such Engines to Boeing, as provided in paragraph 1 above; (ii) if any Engine Modification requires any change, modification or alteration to the Aircraft on which such Engines are installed (Aircraft Modification), the cost of accomplishing the Aircraft Modification will be added to the Purchase Price of such Aircraft; (iii) notwithstanding the provisions of Article 2 of the Agreement, the time of delivery of such Aircraft will be extended to the extent of any delay attributable to any such Engine Modification or Aircraft Modification and said delay will be deemed an Excusable Delay under the provisions of the Agreement; and (iv) Boeing will, if necessary, revise the applicable Aircraft Detail Specification as required to reflect the effects of any Engine Modification or Aircraft Modification.


Very truly yours,

THE BOEING COMPANY



By /s/ J.D. Robinson
  ---------------------------
Its   Attorney-In-Fact
   --------------------------


ACCEPTED AND AGREED TO as of this

date: June 24, 1996
      -------

INTERNATIONAL LEASE FINANCE CORPORATION



By /s/ Steven R. Adams
  ---------------------------

Its  Steven R. Adams
   --------------------------
     Vice President

               [LETTERHEAD OF BOEING COMMERCIAL AIRPLANE GROUP]


6-1162-JDR-266

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California  90067

Subject:    Letter Agreement No. 6-1162-JDR-266 to
            Purchase Agreement No. 1916 -
            Aircraft Performance Guarantees

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1916 (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 777 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein will have the same meaning as in the Agreement.

1.     Aircraft Performance Guarantees.    The only performance guarantees
       -------------------------------
applicable to the Aircraft are those set forth in Attachments A, B, and C. Such guarantees are exclusive and will expire upon delivery of the Aircraft to Buyer.

2.     Confidentiality.  Buyer understands that certain commercial and financial
       ---------------
information contained in this Letter Agreement including any attachments hereto are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter

International Lease Finance Corporation
6-1162-JDR-266  Page 2


Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 1916-1.

Very truly yours,

THE BOEING COMPANY


By /s/ J.D. Robinson
  -------------------------

Its   Attorney-In-Fact
   ------------------------

ACCEPTED AND AGREED TO as of this

date: June 24, 1996
      -------

INTERNATIONAL LEASE FINANCE CORPORATION


By /s/ Steven R. Adams
  -------------------------

Its Steven R. Adams
   ------------------------
    Vice President

Attachments

Attachment A to Letter Agreement
No. 6-1162-JDR-266
GE90-85B Engines
Page 1


                     MODEL 777-200 PERFORMANCE GUARANTEES
                               GE90-85B ENGINES


          SECTION                    CONTENTS

             1             AIRCRAFT MODEL APPLICABILITY

             2             FLIGHT PERFORMANCE

             3             MANUFACTURER'S EMPTY WEIGHT

             4             AIRCRAFT CONFIGURATION

             5             GUARANTEE CONDITIONS

             6             GUARANTEE COMPLIANCE

             7             EXCLUSIVE GUARANTEES

Attachment A to Letter Agreement
No. 6-1162-JDR-266
GE90-85B Engines
Page 2


1        AIRCRAFT MODEL APPLICABILITY

         The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 777-200 Aircraft with a maximum takeoff weight of * pounds, a maximum landing weight of * pounds, a maximum zero fuel weight of * pounds equipped with Boeing furnished GE90-85B engines operated at a Boeing equivalent thrust rating of 84,700 pounds and flat rated to 86 degrees F at sea level.


2        FLIGHT PERFORMANCE

2.1      CRUISE FUEL MILEAGE

         The cruise fuel mileage at a gross weight of * pounds on a standard day, at an altitude of * feet, at * Mach number and using not more than maximum cruise thrust, shall not be less than the following guarantee value:

                         NOMINAL:        *   NAM/Pound
                         TOLERANCE:      *   NAM/Pound
                         GUARANTEE:      *   NAM/Pound


3        MANUFACTURER'S EMPTY WEIGHT

         The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed * .


4        AIRCRAFT CONFIGURATION

4.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Paragraph 4.3. Appropriate adjustment shall be made for changes approved by the Buyer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment A to Letter Agreement
No. 6-1162-JDR-266
GE90-85B Engines

Page 3


4.2 The Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

         (1) Changes to the Aircraft configuration defined in Paragraph 4.3 including Change Requests, Master Changes, Change Orders or any other changes mutually agreed upon between the Buyer and Boeing or otherwise allowed by the Purchase Agreement.

         (2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

4.3 The Aircraft configuration is defined as the original release of Configuration Specification D019W004.

5        GUARANTEE CONDITIONS

5.1 All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, those set forth in FAR Part 25 effective February 1, 1965, plus Amendments 25-1 through 25-74 excluding Paragraph 25.571(e)(1), which remains at Amendment 71 level.

5.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2 and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

Attachment A to Letter Agreement
No. 6-1162-JDR-266
GE90-85B Engines
Page 4


5.4 The cruise fuel mileage guarantee includes allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 212 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75 degrees F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.6 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 7,880 cubic feet per minute including passenger cabin recirculation. The APU is turned off unless otherwise specified.

5.5 The cruise fuel mileage guarantee is based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of 30 percent of the mean aerodynamic chord.

5.6      Performance, where applicable, is based on a fuel Lower Heating Value
         (LHV) of * BTU per pound.

5.7 Boeing equivalent thrust is defined as the installed takeoff net thrust at 0.25 Mach number, sea level, standard day (no airbleed, but with horsepower extraction included) multiplied by 1.255, then rounded to the nearest 100 pounds.

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment A to Letter Agreement
No. 6-1162-JDR-266
GE90-85B Engines
Page 5


6        GUARANTEE COMPLIANCE

6.1 Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2 Compliance with the cruise fuel mileage guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Configuration Specification.

6.3 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

6.4 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.5 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine's meeting its manufacturer's performance specifications.

7        EXCLUSIVE GUARANTEES

         The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

Attachment B to Letter Agreement
No. 6-1162-JDR-266
PW4084 Engines
Page 1


                     MODEL 777-200 PERFORMANCE GUARANTEES
                                PW4084 ENGINES


          SECTION                    CONTENTS

             1             AIRCRAFT MODEL APPLICABILITY

             2             FLIGHT PERFORMANCE

             3             MANUFACTURER'S EMPTY WEIGHT

             4             AIRCRAFT CONFIGURATION

             5             GUARANTEE CONDITIONS

             6             GUARANTEE COMPLIANCE

             7             EXCLUSIVE GUARANTEES

Attachment B to Letter Agreement
No. 6-1162-JDR-266
PW4084 Engines
Page 2


1        AIRCRAFT MODEL APPLICABILITY

         The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 777-200 Aircraft with a maximum takeoff weight of * pounds, a maximum landing weight of * pounds, a maximum zero fuel weight of * pounds equipped with Boeing furnished PW4084 engines (84K bill of materials) operated at a Boeing equivalent thrust rating of 84,600 pounds and flat rated to 86 degrees F at sea level.


2        FLIGHT PERFORMANCE

2.1      CRUISE FUEL MILEAGE

         The cruise fuel mileage at a gross weight of * pounds on a standard day, at an altitude of * feet, at * Mach number and using not more than maximum cruise thrust, shall not be less than the following guarantee value:

                         NOMINAL:        *   NAM/Pound
                         TOLERANCE:      *   NAM/Pound
                         GUARANTEE:      *   NAM/Pound


3        MANUFACTURER'S EMPTY WEIGHT

         The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed * .


4        AIRCRAFT CONFIGURATION

4.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Paragraph 4.3. Appropriate adjustment shall be made for changes approved by the Buyer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the performance and/or weight and Balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment B to Letter Agreement
No. 6-1162-JDR-266
PW4084 Engines
Page 3


4.2 The Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

         (1) Changes to the Aircraft configuration defined in Paragraph 4.3 including Change Requests, Master Changes, Change Orders or any other changes mutually agreed upon between the Buyer and Boeing or otherwise allowed by the Purchase Agreement.

         (2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

4.3 The Aircraft configuration is defined as the original release of Configuration Specification D019W004.

5        GUARANTEE CONDITIONS

5.1 All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, those set forth in FAR Part 25 effective February 1, 1965, plus Amendments 25-1 through 25-74 excluding Paragraph 25.571(e)(1), which remains at Amendment 71 level.

5.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2 and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

Attachment B to Letter Agreement
No. 6-1162-JDR-266
PW4084 Engines
Page 4


5.4 The cruise fuel mileage guarantee includes allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 212 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75 degrees F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.6 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 7,880 cubic feet per minute including passenger cabin recirculation. The APU is turned off unless otherwise specified.

5.5 The cruise fuel mileage guarantee is based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of 30 percent of the mean aerodynamic chord.

5.6      Performance, where applicable, is based on a fuel Lower Heating Value
         (LHV) of * BTU per pound.

5.7 Boeing equivalent thrust is defined as the installed takeoff net thrust at 0.25 Mach number, sea level, standard day (no airbleed, but with horsepower extraction included) multiplied by 1.255, then rounded to the nearest 100 pounds.

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment B to Letter Agreement
No. 6-1162-JDR-266
PW4084 Engines
Page 5


6        GUARANTEE COMPLIANCE

6.1 Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2 Compliance with the cruise fuel mileage guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Configuration Specification.

6.3 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

6.4 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.5 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine's meeting its manufacturer's performance specifications.

7        EXCLUSIVE GUARANTEES

         The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

Attachment C to Letter Agreement
No. 6-1162-JDR-266
TRENT884 Engines
Page 1


                     MODEL 777-200 PERFORMANCE GUARANTEES
                               TRENT884 ENGINES


          SECTION                    CONTENTS

             1             AIRCRAFT MODEL APPLICABILITY

             2             FLIGHT PERFORMANCE

             3             MANUFACTURER'S EMPTY WEIGHT

             4             AIRCRAFT CONFIGURATION

             5             GUARANTEE CONDITIONS

             6             GUARANTEE COMPLIANCE

             7             EXCLUSIVE GUARANTEES

Attachment C to Letter Agreement
No. 6-1162-JDR-266
TRENT884 Engines
Page 2


1        AIRCRAFT MODEL APPLICABILITY

         The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 777-200 Aircraft with a maximum takeoff weight of * pounds, a maximum landing weight of * pounds, a maximum zero fuel weight of * pounds equipped with Boeing furnished TRENT884 engines.


2        FLIGHT PERFORMANCE

2.1      CRUISE FUEL MILEAGE

         The cruise fuel mileage at a gross weight of * pounds on a standard day, at an altitude of * feet, at * Mach number and using not more than maximum cruise thrust, shall not be less than the following guarantee value:

                         NOMINAL:        *   NAM/Pound
                         TOLERANCE:      *   NAM/Pound
                         GUARANTEE:      *   NAM/Pound


3        MANUFACTURER'S EMPTY WEIGHT

         The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed * .


4        AIRCRAFT CONFIGURATION

4.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Paragraph 4.3. Appropriate adjustment shall be made for changes approved by the Buyer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment C to Letter Agreement
No. 6-1162-JDR-266
TRENT884 Engines

Page 3


4.2 The Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

         (1) Changes to the Aircraft configuration defined in Paragraph 4.3 including Change Requests, Master Changes, Change Orders or any other changes mutually agreed upon between the Buyer and Boeing or otherwise allowed by the Purchase Agreement.

         (2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

4.3 The Aircraft configuration is defined as the original release of Configuration Specification D019W004.

5        GUARANTEE CONDITIONS

5.1 All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, those set forth in FAR Part 25 effective February 1, 1965, plus Amendments 25-1 through 25-74 excluding Paragraph 25.571(e)(1), which remains at Amendment 71 level.

5.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2 and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

Attachment C to Letter Agreement
No. 6-1162-JDR-266
TRENT884 Engines
Page 4


5.4 The cruise fuel mileage guarantee includes allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 212 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75 degrees F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.6 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 7,880 cubic feet per minute including passenger cabin recirculation. The APU is turned off unless otherwise specified.

5.5 The cruise fuel mileage guarantee is based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of 30 percent of the mean aerodynamic chord.

5.6      Performance, where applicable, is based on a fuel Lower Heating Value
         (LHV) of * BTU per pound.

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment C to Letter Agreement
No. 6-1162-JDR-266
TRENT884 Engines
Page 5


6        GUARANTEE COMPLIANCE

6.1 Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2 Compliance with the cruise fuel mileage guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Configuration Specification.

6.3 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

6.4 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.5 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine's meeting its manufacturer's performance specifications.

7        EXCLUSIVE GUARANTEES

         The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

               [LETTERHEAD OF BOEING COMMERCIAL AIRPLANE GROUP]


6-1162-JDR-267


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California  90067

Subject: Letter Agreement No. 6-1162-JDR-267 to
         Purchase Agreement No. 1916 -
         Certain Contractual Matters

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1916 (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 777 aircraft (the Aircraft).

All terms used and not defined herein shall have the same meaning as in the Agreement.

1.     Credit Memoranda.
       ----------------

       1.1    Airframe Credits - Aircraft. In consideration of the purchase of
              ---------------------------
the Aircraft, Boeing will issue a credit memorandum for each Aircraft at the time of delivery in an amount determined by *.

              1.1.1      Reduction of Certain Credit Memoranda Amounts. The
                         ---------------------------------------------
amount of each such credit memorandum to be issued for the Aircraft scheduled for delivery in * will be reduced by * at *.

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-267   Page 2


              1.1.2      Revised Delivery Schedule.  Either pursuant to the
                         -------------------------
Agreement or by mutual agreement between Boeing and Buyer, in the event the scheduled month of delivery of any Aircraft is revised or Model 737 aircraft are substituted for one Aircraft such that the Affected Aircraft scheduled months of delivery are revised from those identified in paragraph 1.1.1 herein and/or the Affected Aircraft are no longer the initial eight Aircraft delivered under the Agreement, Boeing and Buyer agree (i) that the reduction in credit memorandum will apply to each of the initial eight Aircraft to be delivered under the Agreement and (ii) the amount of the credit memorandum reduction for each of the initial eight Aircraft will be recalculated such that the net present value of the reductions for the initial eight Aircraft to be delivered under the revised delivery schedule is equal to the net present value of the reductions for the Affected Aircraft, as defined in paragraph 1.1.1 herein.

       1.2    *

       1.3    Airframe Credit - Option Aircraft. In consideration of the
              ---------------------------------
purchase of the Option Aircraft, Boeing will issue a credit memorandum for each Option Aircraft at the time of delivery in an amount determined by *

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-267   Page 3

             *

       1.4    Application of Credit Memoranda.  Such credit memoranda may be
              -------------------------------
utilized by Buyer for the purchase of * or applied against the balance of the purchase price of the Aircraft for which such credit is issued, * but may not be used for the purchase of other aircraft or application against advance payments for any Aircraft.

       1.5    Engine Thrust Changes. As shown in Attachment B to Letter
              ---------------------
Agreement No. 6-1162-JDR-269, for engines from the same manufacturer, * . In the event Boeing revises its pricing policy for other Model 777 engine thrust increases such that the price for increasing engine thrust in production for engines from the same manufacturer includes an airframe component and Buyer subsequently elects to increase the engine thrust of any Aircraft prior to delivery for engines from the same manufacturer, * .

       1.6    *

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-267   Page 4


*

2.     Cooperative Marketing Agreement.
       -------------------------------

       It is recognized by Boeing and Buyer that Buyer may, from time to time, require assistance from Boeing in product-related areas such as sales presentations, route analysis and similar activities in order to successfully market the Aircraft. Boeing agrees to cooperate with Buyer in the above-mentioned activities for the period commencing on the date of execution of the Purchase Agreement and ending on the later of December 31, 2004, or at delivery of the last Aircraft, unless earlier termination is mutually agreed. Boeing further agrees to meet with Buyer from time to time during such period to review sales campaigns of mutual interest.

The above cooperative marketing agreement is subject to the following conditions:

       (i) All financial transactions and any lease-related incentives to be provided by Buyer to its lessees shall be the sole responsibility of Buyer and Boeing's financial commitments in support of any transaction involving any Aircraft shall be limited to the business arrangements between Boeing and Buyer set forth in the Purchase Agreement for any such Aircraft unless otherwise specifically agreed to by Boeing and Buyer and included in the Purchase Agreement by written amendment; and

       (ii) Nothing contemplated in this paragraph 2 shall in any way restrict either party from pursuing those independent sales activities which either considers in its own best interests without concern for the effects of any such action on the other party; and

       (iii) The cooperation contemplated hereunder shall in no way require either party to disclose to the other any data or interests of any customer or potential customer provided to either party in


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-267   Page 5


confidence by that customer or potential customer or which is proprietary to either party.

Nothing in this paragraph 2 or elsewhere in this Purchase Agreement shall be deemed to create a joint venture, agency or other mutual legal relationship between the parties and the sole relationship of Boeing and Buyer is one of seller and purchaser of the Aircraft.

*

3.     Credit Memorandum for  * .
       -------------------------

       *

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-267   Page 6


*

4.     * .
       --

       *

5.     Improvement of *.
       ----------------

       In consideration of the purchase of the Aircraft, Boeing will *


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-267   Page 7

*

An appropriate amendment to the above affected purchase agreement will be executed by Buyer and Boeing simultaneously with the Agreement.

6.     Application to * Aircraft.
       -------------------------

       The terms of this Agreement, including amending Letter Agreements executed simultaneously with the Agreement but excluding the provisions of paragraphs 1.1 and 1.3 of this Letter Agreement, are applicable to *

7.     * Credit Consideration.
       ----------------------

       In consideration of the purchase of the Aircraft *, Boeing will issue a * credit memorandum of * . Such credit memoranda may be utilized by Buyer for the purchase of *.

8.     Deletion of Option Aircraft.
       ---------------------------

       In consideration of the purchase of the Aircraft, Boeing agrees to (i) cancel one Model 757-200 option * and (ii) cancel one Model 767-300 option *

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-267   Page 8

*

Appropriate amendments to the above affected purchase agreements will be executed by Buyer and Boeing simultaneously with the Agreement.

9.     Confidentiality.
       ---------------

       Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 1916-1.

Very truly yours,

THE BOEING COMPANY



By /s/ J.D. Robinson
   -----------------------

Its  Attorney-In-Fact
   -----------------------


ACCEPTED AND AGREED TO this 24th
                            ----
day of       June       , 1996
       -----------------

INTERNATIONAL LEASE FINANCE
CORPORATION


By /s/ Steven R. Adams
   -----------------------

Its    Steven R. Adams
   -----------------------
       Vice President

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

               [LETTERHEAD OF BOEING COMMERCIAL AIRPLANE GROUP]


6-1162-JDR-268


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California  90067

Subject: Letter Agreement No. 6-1162-JDR-268 to
         Purchase Agreement No. 1916 -
         Advance Payment Matters

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1916 (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 777-200 aircraft (the Aircraft).

All terms used and not defined herein, shall have the same meaning as in the Agreement.

*

1.            *
    ------------------------

    1.1   *

    1.2   *

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-268  Page 2

*

    1.3      *

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-268  Page 3


2.  Application of * Deposits.
    -------------------------

    Boeing agrees to apply * currently held as * to the advance payment amount due Boeing from Buyer at time of execution of the Agreement. *

3.  Payment by Check.
    ----------------

    In the event that Buyer elects to pay Boeing any advance payment due under the Purchase Agreement (either in accordance with the schedule determined in accordance with Article 5.1 of the Purchase Agreement or the alternate schedule set forth in this Letter Agreement) by means of a check, Boeing shall charge interest on any amounts for which Boeing does not have immediate use of such funds. The period of calculation for such interest shall commence on the date any payment was due and continue to and include the day immediately preceding the day on which Boeing obtains use of the funds. The rate of interest on any such payments shall be the rate set forth in subparagraph 1.2 herein.

4.            *
    ------------------------

    *

5.  Applicability to Option Aircraft.
    --------------------------------

    The provisions of this Letter Agreement shall be applicable in their entirety to the purchase by Buyer of any Option Aircraft offered by Boeing to Buyer in accordance with Letter Agreement No. 6-1162-JDR-275.

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-268  Page 4


6.  Confidentiality.
    ---------------

    Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreements 1916-1 dated even date herewith.

Very truly yours,

THE BOEING COMPANY



By /s/ J. D. Robinson
  ------------------------

Its  Attorney-In-Fact
   -----------------------


ACCEPTED AND AGREED TO this 24th
                            ----

day of June, 1996
       ----


INTERNATIONAL LEASE FINANCE
CORPORATION



By  /s/ Steven R. Adams
  ------------------------

Its   Steven R. Adams
   -----------------------
      Vice President

Attachment

Attachment A to
Letter Agreement No. 6-1162-JDR-268
Page 1

*

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

               [LETTERHEAD OF BOEING COMMERCIAL AIRPLANE GROUP]


6-1162-JDR-269


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California  90067

Subject:    Letter Agreement No. 6-1162-JDR-269 to
            Purchase Agreement No. 1916 -
            Aircraft Configuration Matters

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1916 (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 777 aircraft (the Aircraft).

All terms used and not defined herein, shall have the same meaning as in the Agreement.

1.   Right of Substitution - Model *.
     -------------------------------

     Commencing with Aircraft scheduled for delivery in * , Buyer shall have the right to substitute in lieu of any or all of the Aircraft a Boeing Model * Aircraft, (the Substitute Aircraft), on a one for one basis, subject to the following terms and conditions:

     1.1 Buyer shall provide Boeing with its written or telegraphic notice of its election to substitute aircraft for the Substitute Aircraft no later than
* .

     1.2 The delivery of the Substitute Aircraft shall occur during the same general time period as the Aircraft for which substitution is being made, unless otherwise agreed by the parties, and shall be subject to the availability of delivery positions for the Substitute Aircraft in the time period in question.

     1.3 Promptly after receipt of notice from Buyer of its election to substitute, Boeing shall prepare and submit to Buyer appropriate documents amending the Purchase Agreement to reflect the manufacture and sale of such Substitute Aircraft to Buyer.

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JRD-269  Page 2

     1.4 The Base Airframe Price and Engine Price of the Substitute Aircraft shall be determined in accordance with Attachment A to this Letter Agreement. In the event Buyer selects engine models for the Substitute Aircraft which are not included in Attachment A, the price of such engines shall be the then-current price quoted by the engine manufacturer at the time of substitution unless otherwise agreed by the parties.

     1.5 The configuration of the Substitute Aircraft will be defined by Boeing Detail Specifications * , all of which will be comprised of Boeing Configuration Specification * , dated * , as amended to incorporate the applicable specification language to reflect the effect of any Change Requests offered by Boeing and selected by Buyer for incorporation in the Substitute Aircraft.

2.   Right of Substitution - Engines.
     -------------------------------

     2.1 Notwithstanding that at the time of execution of the Agreement, Buyer has selected the engines to power the Aircraft, Buyer shall have the right to change its selection of engine manufacturer and engine type by so advising Boeing no later than * prior to the scheduled month of delivery of the Aircraft in question, subject to the offerability of the proposed airframe/engine combination under consideration and the receipt by Boeing of appropriate commitments from the respective engine manufacturers. In the event of such change in engine selection, * . Boeing and Buyer agree to work together to minimize the impact of such change. The Base Airframe Price corresponding to the substitute engines and the price of the substitute engines shall be determined in accordance with Attachment B to this Letter Agreement, unless otherwise agreed by the parties.

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-269  Page 3

     2.2 In the event the substitute engines selected by Buyer have not been previously certified at the time of selection by Buyer, Buyer's aircraft may be used by Boeing as required prior to delivery to obtain certification of the substitute engine/airframe combination. In the event Boeing requires the use of one or more of Buyer's aircraft for the substitute engine certification flight test program, Boeing agrees to provide Buyer reasonable compensation for such usage and to address any related condition items on such aircraft.

3.   Right of Model Conversion.
     -------------------------

      3.1 Buyer shall have the right to substitute either * Model * aircraft or
* Model * aircraft for * Model 777 Aircraft scheduled for delivery between * . The substitute Model * aircraft shall be scheduled for delivery during * .
Such substitution is subject to: (i) Boeing receiving written notice of substitution from Buyer no later than * prior to the scheduled month of delivery of the Model 777 Aircraft for which such substitution is requested, (ii) the availability of substitute Model * aircraft delivery positions, (iii) Boeing determination that the substitute Model * aircraft is in production and is available for sale to Buyer, (iv) timely execution of a supplement to Purchase Agreement No. * and (v) Buyer's agreement to * from such substitution which are paid by Boeing. Boeing and Buyer agree to work together to minimize the impact of such substitution.

     3.2 In the event Boeing determines that a substitute Model * aircraft delivery position is not available in accordance with paragraph 3.1 above, Boeing will advise Buyer of the next available Model * aircraft delivery position for which a Model * aircraft substitution may be accomplished.

     3.3 In the event Buyer exercises such substitution rights, Boeing will provide a proposal outlining the delivery schedule (subject to available delivery positions) and date by which definitive agreement must be reached. Such substitute Model * aircraft will constitute an Aircraft in accordance with the terms of Purchase Agreement No. * .

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-269  Page 4

4.   Later Assessment of Buyer's BFE Obligations.
     -------------------------------------------

     In consideration of Buyer's concern related to differences in the provisions set forth in paragraph 3 of Exhibit E of the Agreement related to Buyer's obligations compared to previously executed agreements, Boeing agrees to meet with Buyer no later than 12 months after delivery of the first Aircraft to discuss what, if any, impact such revised provisions have had on Buyer.

5.   Limitation of New Customer Introductions.
     ----------------------------------------

     Boeing shall have the right to limit the number of new customer introductions in any calendar year based on resources available to accomplish required configuration changes, certification activity and/or to provide customer services to support such new customer introductions. If a requested new customer introduction cannot be accomplished in the scheduled month of delivery for a particular Aircraft, Boeing shall so notify Buyer, and shall advise Buyer as to the next available delivery month in which such new customer introduction can be accomplished. Such limitation will not apply to any Aircraft either for which such notification has not been issued by Boeing to Buyer or for which a lessee has been officially identified to Boeing by Buyer no less than * prior to scheduled delivery of such Aircraft.

6.   Purchase Agreement and Detail Specification Revision.
     ----------------------------------------------------

     In the event of a substitution, rescheduling or cancellation of an Aircraft as contemplated in this Agreement, Boeing and Buyer agree that within thirty
(30) days after receipt by Boeing of Buyer's notice thereof, or within such other time as the parties may mutually agree, the parties will execute appropriate documents reflecting the effects of such substitution, rescheduling or cancellation on the Purchase Agreement terms, including but not limited to the effects on the Aircraft Basic Price, Aircraft Price, Advance Payment Base Price and applicable escalation provisions.

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-269  Page 5

7.     Confidentiality.
       ---------------

       Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreements 1916-1 dated even date herewith.

Very truly yours,

THE BOEING COMPANY


By /s/ J.D. Robinson
  ---------------------------

Its  Attorney-In-Fact
   --------------------------


ACCEPTED AND AGREED TO this 24th
                            ----
day of June, 1996
       ----

INTERNATIONAL LEASE FINANCE
CORPORATION


By /s/ Steven R. Adams
  ---------------------------

Its Steven R. Adams
   --------------------------
    Vice President

Attachment A to
6-1162-JDR-269   Page 1

                        Price Applicable to Substitute
                               Model * Aircraft

                        Base Airframe       Engines
                           Price             Price
Engine Model               ( * )             ( * )
- ------------           --------------      ---------
Pratt and Whitney Engines

   *                        *                  *


General Electric Engines

   *                        *                  *


Rolls-Royce Engines

   *                        *                  *


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment B to
6-1162-JDR-269   Page 1



                        Base Airframe and Engine Prices
                       Applicable to Engine Substitution
                               Model * Aircraft

                      Base Airframe         Engines
                         Price               Price
Engine Model              (*)                 (*)
- ------------          --------------       ------------

Pratt and Whitney Engines

   *                        *                  *

   *                        *                  *


General Electric Engines

   *                        *                  *


   *                        *                  *


Rolls-Royce Engines

   *                        *                  *

   *                        *                  *


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

               [LETTERHEAD OF BOEING COMMERCIAL AIRPLANE GROUP]


6-1162-JDR-270


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California  90067

Subject:  Letter Agreement No. 6-1162-JDR-270 to
          Purchase Agreement No. 1916 -
          Lessee Matters

Gentlemen:

Reference is made to Purchase Agreement No. 1916 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 777 aircraft (Aircraft).

All terms used herein and in the Agreement, and not defined herein, shall have the same meaning as in the Agreement.

  It is understood that Buyer intends to lease the Aircraft to third party operators. This Letter Agreement relates to certain services that Boeing will provide to such third party operators.

1.     Identification of Lessee and Country of Registry.
       ------------------------------------------------

       Buyer agrees to give Boeing written notice as soon as reasonably practicable, but in no case less than * prior to the month during which an Aircraft is scheduled for delivery, of the name and address of the applicable lessee, the month(s) of Aircraft delivery and the term of the lease.

Promptly after notification, Boeing will advise Buyer as to whether such Aircraft can be delivered no later than its contract delivery month and in a configuration such that an Export Certificate of Airworthiness (if required) can be obtained for the country of registry requested. In the event Boeing determines that obtaining such requested Export Certificate of Airworthiness would result in delivery of the Aircraft later than its contract delivery


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-270  Page 2


month, the Aircraft will be certified with a Standard Airworthiness Certificate and Buyer will, upon tender of delivery of the Aircraft in accordance with the Agreement, accept delivery of such Aircraft with such Certificate or if mutually agreed establish a later delivery month which supports Buyer's requirement. In the event of such later delivery month, the Agreement shall be amended by written agreement which shall include but not be limited to changes in contract delivery month, price, storage charges and related matters arising from such rescheduling.

2.     Late Identification of Lessees.
       ------------------------------

       Buyer recognizes that Boeing's ability to schedule and provide the training, services and data as set forth in Exhibits C-1 and C-2, as well as its ability to incorporate lessee-peculiar changes in an Aircraft, may be subject to severe curtailment in the event of late notification by Buyer of the identity of lessees as provided in paragraph 2 herein. If Buyer does not provide timely notification to Boeing of lessee identification, Boeing's obligation to Buyer and such lessee with respect to providing the requisite training, services and data shall be subject to the availability of appropriate Boeing training facilities and personnel in the time period in question and is further subject to Buyer's agreement to pay Boeing those reasonable extraordinary costs, if any, which are incurred by Boeing in connection with the provision of training, services and data, as a result of late identification of a lessee.

3.     Customer Support Categories for Lessees.
       ---------------------------------------

       Category 1 services are provided on a one time basis for each major aircraft model. If at the time training is to be provided, a lessee which has been identified to receive Category I services pursuant to this Letter Agreement has received Category I services from Boeing for any previous lease or purchase of a Model 777 aircraft, Boeing will provide the adjusted level of services to which the lessee is entitled.

It is recognized by Boeing that the lessees to be identified under paragraph 1. above may have different requirements with regard to maintenance and

International Lease Finance Corporation
6-1162-JDR-270  Page 3


flight crew training and technical documents applicable to the Aircraft. For the purpose of this Letter Agreement, and in order to determine the applicability of either Exhibit C-1 or C-2 and Parts thereof to each of Buyer's lessees, the following categories shall apply;

       Category 1    Lessee is not operating Boeing Model 777 aircraft prior to
       ----------
delivery of Buyer's Aircraft. (Exhibit C-1 provides new Model training and Documents.)

       Category 3    Lessee is operating Boeing Model 777-200A aircraft prior to
       ----------
delivery of Buyer's Aircraft. (Exhibit C-2 provides minor Model differences training and documents.)

The determination of applicability of Exhibit C-1 or C-2 will be made at time of lessee identification, unless otherwise agreed by Boeing and Buyer.

4.     Training and Technical Documents.
       --------------------------------

       4.1 Boeing will provide the training, services and technical documents set forth in Exhibit C-1 or C-2 to the Agreement and under the terms, conditions and provisions thereof to lessees in Category 1 or 3 respectively; provided that such lessees are the initial operators of the Aircraft, and the initial lease term of each Aircraft is for a term of not less than *. The level of training, services and technical documents, if any, that Boeing will provide to lessees of Buyer who are the initial operators of the Aircraft but lease the Aircraft for an initial lease term of less than * will, if requested by Buyer, be determined by Boeing and given to Buyer. Such support level will be based on the particular circumstances of the lease and the lessee involved.

       4.2 At the time of execution of the Agreement, the training schedules, quantities and formats of the technical data and documents to be provided under the applicable Exhibit had not been defined. Boeing and Buyer agree to define such items not later than * prior to delivery of the first Aircraft to lessee.


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-270  Page 4

       4.3 At such time as Buyer identifies to Boeing the lessee of an Aircraft, Boeing will give written notice to Buyer as to the Category of such lessee and advise which Exhibit C is applicable or pursuant to paragraph 4.2 above the level of support Boeing will provide in the event the Aircraft is leased for a term of less than *.

5.     Assignment of Rights and Obligations.
       ------------------------------------

       5.1    Partial Assignment.  Promptly after identification of the lessee,
              ------------------
Buyer and lessee will enter into an assignment of certain rights and obligations under the Agreement with respect to training activities, and of Buyer's Spare Parts General Terms Agreement or, when executed, Customer Services General Terms Agreement (GTA) for those lessees who do not have a GTA with Boeing, containing terms and conditions substantially as set forth in Attachment A to this Letter Agreement. The GTA payment provisions will apply for Spare Parts ordered by the lessee for the Aircraft; provided, however, the "net 30 days" payment provisions are subject to approval of the lessee's credit by Boeing. Such asignment will be effective upon Boeing's consent.

       5.2    Full Assignment.  At the time of delivery by Buyer of any Aircraft
              ---------------
to an initial lessee, Buyer and lessee will enter into an assignment of additional rights and obligations under the Purchase Agreement containing terms and conditions substantially as set forth in Attachment B to this Letter Agreement. Such asignment will be effective upon Boeing's consent.

6.     Confidentiality.
       ---------------

       Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-270  Page 5


Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 1916-1.

Very truly yours,

THE BOEING COMPANY



By /s/ J.D. Robinson
  ------------------------

Its  Attorney-In-Fact
   -----------------------


ACCEPTED AND AGREED TO this 24th
                            ----

day of June, 1996
       ----

INTERNATIONAL LEASE FINANCE
CORPORATION



By /s/ Steven R. Adams
  ---------------------------------

Its Steven R. Adams
   --------------------------------
    Vice President

Attachments

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, Washington 98124-2207

Attention:    Vice President - Contracts
              Mail Stop 75-38

Subject:      Partial Assignment of Rights -
              International Lease Finance Corporation
              as Lessor and @ as Lessee of Model 777
              Aircraft


Gentlemen:

In connection with International Lease Finance Corporation's lease to @
(Lessee) of a Boeing aircraft (more fully described below), reference is made to the following documents:

(1)   Purchase Agreement No. 1916 dated as of +                   , between The
      Boeing Company (Boeing) and International Lease Finance (ILFC), as amended and supplemented, (the Agreement) under which ILFC purchased Boeing Model 777 aircraft, including certain aircraft which have been designated for lease to Lessee (the Aircraft).

(2) Spare Parts General Terms Agreement No. Q8 dated as of May 20, 1977, as amended and supplemented, or, when executed, Customer Services General Terms Agreement No. Q8, between Boeing and ILFC, referenced in Article 13 of the Purchase Agreement (the ILFC GTA).

/(3)  Spare Parts General Terms Agreement or Customer Services General Terms
      Agreement No. +      dated as of +                   , as amended and
      supplemented, between Boeing and Lessee (Lessee GTA)./

/(3)/(4)/  /Letter of Intent/ /Memorandum of Understanding/ /Aircraft Lease
      Agreement/ (the /LOI/ /MOU/ /Lease/) dated as of + between ILFC and Lessee.

Pursuant to the /LOI/ /MOU/ /Lease/, ILFC has agreed to lease the Aircraft to Lessee. Included in such /LOI/ /MOU/ /Lease/ is the transfer to Lessee of (a) training

Attachment A to
6-1162-JDR-270
Page 2


entitlements, support and services, and other things related to the
Aircraft (the Entitlements) under the provisions of Exhibit C (the Customer Support Document) to the Purchase Agreement, and (b) rights to purchase from Boeing Spare Parts related to the Aircraft. In order to accomplish such transfer of the Entitlements and rights, as authorized by the provisions of Article /10/ /11/ of the Agreement /[OPTION A: USE WHEN LESSEE HAS NO GTA:]; and
                                     ------------------------------------
Article /23/ of the ILFC GTA/, the parties agree as follows:

1.    Lessee's Agreement.
      ------------------

      In consideration of Boeing's consent and agreement to this assignment, Lessee, its successors and assigns, hereby agree to be bound by and comply with all applicable terms, conditions, and limitations of the Agreement including, without limitation, the disclaimer and release, exclusion of liabilities, indemnity and insurance provisions of the Purchase Agreement (Article 12 and Part E of Exhibit C to the Agreement).

2.    Lessee's Insurance.
      ------------------

      Boeing's obligation to provide those portions of the Entitlements involving aircraft-related training, support or services to Lessee is conditioned on the receipt by Boeing of evidence of compliance by Lessee with the insurance requirements set forth in paragraph 2 of Part E of Exhibit C or in such other form as may be satisfactory to Boeing, prior to the provision of such Entitlements.

3.    Spare Parts General Terms.
      -------------------------

      /[OPTION A (LESSEE WITHOUT GTA):]
        -----------------------------

      3.1 Lessee, who is not presently a party to a Spare Parts General Terms Agreement with Boeing, agrees, together with any successors and assignees, to be bound by all applicable terms, conditions, and limitations of the ILFC GTA, including, without limitation, Articles /15.10/ and /17/ of the ILFC GTA /and paragraphs /9.8/ and /11/ of Exhibit A to the ILFC GTA,/ with respect to any Spare Parts or Leased Parts ordered for the Aircraft; and

      3.2 Lessee hereby agrees that the payment provisions of Article 12 of the ILFC GTA will be applicable to Spare Parts ordered by Lessee for the

Attachment A to
6-1162-JDR-270
Page 3


Aircraft, provided however, the "net 30 days" payment provisions are subject to approval of Lessee's credit by Boeing and, in addition, Boeing may establish a credit limit on Lessee's account./

      /[OPTION B (LESSEE WITH GTA):]
        --------------------------

      Lessee, who is presently a party to the Lessee GTA agrees, together with any successors and assignees, to be bound by all applicable terms, conditions, and limitations of such agreement with respect to any Spare Parts or Leased Parts ordered for the Aircraft; it further being agreed, however, that in connection with this assignment, no transfer of rights to Lessee is being made with respect to the ILFC GTA.

4.    Continuing Lessor Rights and Obligations.
      ----------------------------------------

      ILFC reserves to itself all rights, claims and interests it may have under the Purchase Agreement not expressly assigned to Assignee hereunder. ILFC agrees to remain responsible for any payments due Boeing (a) with respect to the Aircraft under Articles 3 and 5 (Price of Aircraft and Payment), respectively, of the Purchase Agreement and (b) with respect to any Spare Parts /or Leased Parts/ for the Aircraft ordered by ILFC under the ILFC GTA.

5.    Appointment of Lessee.
      ---------------------

      ILFC hereby assigns to Lessee the sole authority to exercise all rights and powers of ILFC with respect to the Entitlements under Exhibit C of the Purchase Agreement /[USE WITH OPTION A:] and the ILFC GTA/. Such authorization
                     -----------------
shall continue until Boeing shall have received from ILFC written notice to the contrary addressed to Boeing's Vice President - Contracts, P.O. Box 3707, Seattle, Washington 98124-2207. Until Boeing shall have received such notice, Boeing shall be entitled to deal exclusively and solely with Lessee with respect to the Entitlements and, with respect to the rights, powers, duties or obligations under Exhibit C to the Agreement, /[USE WITH OPTION A:] and the ILFC
                                                -----------------
GTA/ and all actions taken by Lessee or agreements entered into by Lessee with respect to such Entitlements /[USE WITH OPTION A:] and the ILFC GTA/ during the
                               -----------------
period prior to Boeing's receipt of such notice, shall be final and binding upon ILFC.

Attachment A to
6-1162-JDR-270
Page 4


6.    Modification, Revision or Substitution of Entitlements.
      ------------------------------------------------------

      ILFC and Lessee agree that the appointment of Lessee set forth in paragraph 5 herein includes the authority, in cooperation with Boeing, to modify, revise or substitute the form, type, and scope of the Entitlements; provided however, that such modification, revision or substitution does not create any additional Lessor financial obligation to Boeing. It is further understood and agreed that the provisions of this assignment (including but not limited to matters of disclaimer and release, exclusion of liabilities, indemnity and insurance) shall apply to the provision by Boeing of such modified, revised or substituted Entitlements to the same extent as if they were specifically described in the Agreement; and

7.    Boeing Rights and Obligations.
      -----------------------------

      ILFC and Lessee confirm expressly for the benefit of Boeing that nothing in this Assignment shall (i) subject Boeing to any obligation or liability to which it would not otherwise by subject under the Agreement or limit, restrict, or change in any respect Boeing's rights, representations, warranties, indemnities or other agreements thereunder, except as otherwise expressly provided herein, (ii) limit any rights of set-off Boeing may have under applicable law, or (iii) require Boeing to divest itself of title to or possession of the Aircraft until delivery thereof and payment therefor as provided in the Agreement.

8.    Signing in Counterparts.
      -----------------------

      This Assignment may be signed by the parties hereto in separate counterparts, each of which when executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

9.    Governing Law.
      -------------

      This Assignment shall be governed by, and construed in accordance with, the laws of the State of Washington, including all matters of construction, validity and performance.

Attachment A to
6-1162-JDR-270
Page 5


10.   Lessee Acceptance.
      -----------------

      Lessee hereby accepts the authorizations set forth in paragraphs 5 and 6 herein and agrees to be bound by and to comply with all the terms, conditions and limitations of the Agreement /[USE WITH OPTION A:] and the ILFC GTA/.
                                   -----------------

We request that Boeing, upon receipt of this letter, acknowledge receipt thereof and the transfer of rights, under the Agreement /[USE WITH OPTION A:]
                                                          -----------------
and the ILFC GTA/ /[USE WITH OPTION B:] and concurrence that Spare Parts for the
                    -----------------
Aircraft ordered from Boeing will be under the provisions of the Lessee GTA/ as set forth above, by signing the acknowledgment set forth below and forwarding one copy of this letter, so acknowledged, to each of the undersigned.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be duly executed as of the dates written below.


#                            INTERNATIONAL LEASE
                             FINANCE CORPORATION
(Lessee)                     (Lessor)



By________________________   By_______________________



Its_______________________   Its______________________



Dated_____________________   Dated____________________



              [BOEING ACKNOWLEDGEMENT AND CONSENT TO ASSIGNMENT:]
               ------------------------------------------------

Receipt of the above letter acknowledged and transfer of rights under the Purchase Agreement /[USE WITH OPTION A:] and the ILFC GTA/ /[USE WITH OPTION B:]
                     -----------------                       -----------------
and the applicability of the provisions of the Lessee GTA with respect to Spare Parts ordered from Boeing/, with

Attachment A to
6-1162-JDR-270
Page 6


respect to the Aircraft, confirmed effective as of the date indicated below:

THE BOEING COMPANY



By
  -------------------------

Its    Attorney-in-Fact
   ------------------------

Dated
     ----------------------

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, Washington 98124-2207

Attention:   Vice President - Contracts
             Mail Stop 75-38

Subject:     Assignment of Rights and Obligations -
             International Lease Finance Corporation
             as Lessor and @ as Lessee of Model 777
             Aircraft Serial No.


Gentlemen:

In connection with International Lease Finance Corporation's lease to _______________________ ("Lessee") of a Boeing aircraft (more fully described below), reference is made to the following documents:

1. Purchase Agreement No. 1916 dated as of _________, 19__ between The Boeing Company ("Boeing") and International Lease Finance Corporation ("ILFC") (the "Boeing Agreement") under which ILFC purchased a certain Boeing Model 777 aircraft bearing Manufacturer's Serial No. _______ (the "Aircraft").

2. Aircraft Lease Agreement (the "Lease") for the Aircraft dated as of __________, 19__, between ILFC and Lessee.

[3. Spare Parts General Terms Agreement No. 8Q dated as of May 20, 1977, as amended and supplemented, between Boeing and ILFC (the "ILFC GTA").][THIS REFERENCE SHOULD BE USED ONLY IF LESSEE DOES NOT HAVE ITS OWN GTA]

Capitalized terms used herein without definition will have the same meaning as in the Boeing Agreement.

In connection with ILFC's lease of the Aircraft under the Lease, ILFC is transferring to Lessee (i) all remaining rights of ILFC related to the Aircraft under the Boeing Agreement[ and (ii) rights to purchase Spare Parts related to the Aircraft from Boeing].[THIS PART OF THE SENTENCE SHOULD BE USED ONLY IF LESSEE DOES NOT HAVE ITS OWN GTA]. To accomplish this transfer of rights, as authorized by the provisions of the Boeing Agreement:

Attachment B to
6-1162-JDR-270
Page 2


         (1) Lessee acknowledges that it has received copies of the following provisions of the Boeing Agreement applicable to the Aircraft and agrees to be bound by and comply with all the terms, conditions, and limitations contained in such provisions, including without limitation the disclaimer and release, exclusion of liabilities, indemnity and insurance provisions thereof:

      A. Boeing Agreement
         (1) Article 6 - Excusable Delay
               (a) 6.1 General
         (2) Article 10 - Assignment, Resale or Lease
               (a) 10.1 Assignment
               (b) 10.3 Sale by Buyer after Delivery
               (c) 10.4 Lease by Buyer after Delivery
               (d) 10.5 No Increase in Boeing Liability
               (e) 10.6 Exculpatory or Indemnity Clause in Post-delivery Sale or
                        Lease
         (3) Article 12 - Product Assurance; Disclaimer and Release; Exclusion
                          of Liabilities; Customer Support; Indemnification and Insurance (in its entirety)
         (4) Article 14 - Contractual Notices and  Requests
         (5) Article 15 - Miscellaneous
               (a) 15.4 Governing Law

      B. Exhibit B - Product Assurance Document
         (1) Part A   Boeing Warranty
         (2) Part B   Warranty Repairs and Modifications  by Buyer
         (3) Part C   Boeing Service Life Policy
         (4) Part D   Boeing Indemnity Against Patent Infringement
         (5) Part D-1 Boeing Indemnity Against Copyright Infringement
         (6) Part E   Supplier Warranties and Patent Indemnities
         (7) Part G   Boeing Interface Commitment
         (8) Part H   General

      C. Exhibit C - Customer Support Document
         (1) Part B   Boeing Customer Support Services
         (2) Part D   Technical Data and Documents
         (3) Part E   Buyer's Indemnification of Boeing and Insurance

Attachment B to
6-1162-JDR-270
Page 3

         (4) Part F   Alleviation or Cessation of Performance

      D. Exhibit E - Buyer Furnished Equipment Provisions Document
         (1) Paragraph 8  Indemnification of Boeing
         (2) Paragraph 9  Patent Indemnity

      E. Letter Agreement No. 1916-3 - Seller Purchased Equipment
         (1) Paragraph 6  Buyer's Indemnification of  Boeing

         (2) Lessee recognizes that Boeing's obligation to provide training, support and services to Lessee pursuant to Exhibit C of the Boeing Agreement is conditioned on the receipt by Boeing of evidence of compliance by Lessee with the insurance requirements set forth in paragraph 2 of Part E of Exhibit C or in such other form as may be satisfactory to Boeing, prior to the commencement of such support and services.

         [(3)   Lessee confirms to Boeing that Lessee, which is not presently a party to a /Spare Parts//Customer Services/ General Terms Agreement with Boeing, agrees to be bound by all applicable terms, conditions and limitations of the ILFC GTA including, without limitation, paragraphs 15.9 and 15.10 of Article 15,
Article 17 and paragraphs 9.8, 9.9 and 11 of Exhibit A, with respect to any Spare Parts or Leased Parts ordered for the Aircraft. Lessee further agrees that the payment provisions of the ILFC GTA will be applicable to Spare Parts or Leased Parts ordered by Lessee for the Aircraft, provided however, the "net 30 days" payment provisions are subject to approval of Lessee's credit by Boeing and, in addition, Boeing may establish a credit limit on Lessee's account; and][THIS PARAGRAPH SHOULD BE USED ONLY IF LESSEE DOES NOT HAVE ITS OWN GTA]

         /(3)//(4)/ ILFC reserves to itself all rights, claims and interests it may have under the Boeing Agreement not expressly assigned to Lessee hereunder. ILFC will remain responsible to Boeing for (i) any amounts with respect to the Aircraft owed to Boeing under the Boeing Agreement prior to the effective date of this letter, including any amounts owed by ILFC to Boeing under Articles and paragraphs of the Boeing Agreement referenced in paragraph 1 above

Attachment B to
6-1162-JDR-270
Page 4


based upon events or incidents relating to the Aircraft occurring prior to the effective date of this letter and (ii) any amounts owed to Boeing for any Spare Parts or Leased Parts for the Aircraft ordered by ILFC under the ILFC General Terms Agreement prior to the effective date of this letter.

         /(4)//(5)/ ILFC hereby assigns to Lessee the sole authority to exercise all rights and powers of ILFC with respect to the Aircraft under the Articles and paragraphs of the Boeing Agreement referenced in paragraph 1 above. Such authorization will continue until Boeing receives from ILFC written notice to the contrary addressed to Boeing's Vice President, Contracts, P.O. Box 3707, Seattle, Washington 98124-2207. Until Boeing receives such notice Boeing will be entitled to deal exclusively with Lessee with respect to the Aircraft, under the Articles and paragraphs of the Boeing Agreement referenced in paragraph 1 above and, with respect to the rights, powers, duties or obligations under such articles and paragraphs of the Boeing Agreement, and all actions taken by Lessee or agreements entered into by Lessee during the period prior to Boeing's receipt of such notice, will be final and binding on ILFC.

         /(5)//(6)/ Lessee hereby accepts the authorization set forth in paragraph /(4)//(5)/ and agrees to be bound by and to comply with all the terms, conditions and limitations of the Articles and paragraphs of the Boeing Agreement referenced in paragraph 1 above.

         /(6)//(7)/ This Assignment may be signed by the parties hereto in separate counterparts, each of which when executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         /(7)//(8)/ This Assignment shall be governed by, and construed in accordance with, the laws of the State of Washington, including all matters of construction, validity and performance.

We request that Boeing, upon receipt of this letter, acknowledge receipt thereof and the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Attachment B to
6-1162-JDR-270
Page 5


IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be duly executed as of the dates written below.



#                            INTERNATIONAL LEASE
                             FINANCE CORPORATION
(Lessee)                     (Lessor)



By________________________   By_______________________



Its_______________________   Its______________________



Dated_____________________   Dated____________________



                Boeing Acknowledgment and Consent to Assignment
                -----------------------------------------------

Receipt of the above letter acknowledged and transfer of rights as set forth therein with respect to the Aircraft is confirmed, effective as of this date.

THE BOEING COMPANY


By:
   ------------------------

Its:    Attorney-in-Fact
    -----------------------

Dated:
      ---------------------

               [LETTERHEAD OF BOEING COMMERCIAL AIRPLANE GROUP]


6-1162-JDR-271


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA  90067

Subject:  Letter Agreement No. 6-1162-JDR-271 to
          Purchase Agreement No. 1916 -
          * Operator Matters

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1916 (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 777 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreements.

The Aircraft, as defined in this Letter Agreement, include certain Model 777 aircraft which Buyer has the option to purchase per the provisions of Letter Agreement 6-1162-JDR-275, dated as of even date herewith, to the Agreement.

1.     *

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-271  Page 2


       *

2.     *

3.     *


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-271  Page 3

       *

4.     *

5.     Reports.   Boeing agrees to provide periodic reports to Buyer of the
       -------
status of *.

6.     Confidentiality.   Buyer understands that certain commercial and
       ---------------
financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreements 1916-1.


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-271  Page 4


Very truly yours,

THE BOEING COMPANY



By /s/ J.D. Robinson
  -----------------------

Its   Attorney-In-Fact
   ----------------------


ACCEPTED AND AGREED TO as of this

date: June 24, 1996
      -------

INTERNATIONAL LEASE FINANCE CORPORATION



By /s/ Steven R. Adams
  -----------------------

Its    Steven R. Adams
   ----------------------
       Vice President

               [LETTERHEAD OF BOEING COMMERCIAL AIRPLANE GROUP]


6-1162-JDR-272


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA  90067

Subject:  Letter Agreement No. 6-1162-JDR-272 to
          Purchase Agreement No. 1916 -
          Delivery Schedule Matters

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1916 (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 777 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.     *

2.     *


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-272  Page 2


3.     *

4.     *


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-272  Page 3


5.     Confidentiality.
       ---------------

       Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 1916-1.


Very truly yours,

THE BOEING COMPANY


By  /s/ J.D. Robinson
  ------------------------

Its  Attorney-In-Fact
   -----------------------


ACCEPTED AND AGREED TO this 24th
                            ----

day of June, 1996
       ----

INTERNATIONAL LEASE FINANCE
CORPORATION


By  /s/ Steven R. Adams
  ------------------------

Its    Steven R. Adams
   -----------------------
       Vice President

               [LETTERHEAD OF BOEING COMMERCIAL AIRPLANE GROUP]


6-1162-JDR-273


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California  90067

Subject:      Letter Agreement No. 6-1162-JDR-273 to
              Purchase Agreement No. 1916 -
               * Matters

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1916 (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 777 aircraft (the Aircraft).

All terms used and not defined herein shall have the same meaning as in the Agreements.

The Aircraft, as defined in this Letter Agreement, include certain Model 777 aircraft which Buyer has the option to purchase per the provisions of Letter Agreement 6-1162-JDR-275, dated as of even date herewith, to the Agreement.

1.                       *
       -------------------------------------------

     *

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-273   Page 2

   *

2.                   *                 .
       ----------------------------------
       *


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-273   Page 3

3.               *
       -----------------------

        *

        (i)  *

       (ii)  *

       (iii) *


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-273   Page 4

    *


4.              *            .
       -----------------------
        *

        (i)  *

       (ii)  *

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-273   Page 5

    *

5.                 *           .
        ------------------------

         *

6.                 *                     .
        ----------------------------------

        *


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-273   Page 6

        *


7.                           *                               .
       -------------------------------------------------------

     *


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-273   Page 7

      *

8.                           *                                 .
       --------------------------------------------------------

      *

9.                      *                       .
       -----------------------------------------

      *

10.              *            .
       -----------------------

      *


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-273   Page 8

   *

        (i)     *

       (ii)     *

   *

11.    Confidentiality.
       ---------------

       Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreements 1916-1.

Very truly yours,

THE BOEING COMPANY



By  /s/ J.D. Robinson
    ----------------------

Its  Attorney-In-Fact
   -----------------------


ACCEPTED AND AGREED TO this 24th
                            ----
day of June, 1996
       ----

INTERNATIONAL LEASE FINANCE
CORPORATION



By  /s/ Steven R. Adams
    -----------------------

Its Steven R. Adams
    -----------------------
    Vice President


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

               [LETTERHEAD OF BOEING COMMERCIAL AIRPLANE GROUP]


6-1162-JDR-274


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA  90067

Subject:  Letter Agreement No. 6-1162-JDR-274 to
          Purchase Agreement No. 1916 -
          Miscellaneous Matters

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1916 (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 777 aircraft (the Aircraft).

1.   Training at a Facility Other Than Boeing's.
     ------------------------------------------

     If Buyer's lessee requests training at a facility other than Boeing's as contemplated in Exhibit C-1 or C-2, as applicable, to the Agreement, Boeing agrees that, subject to terms and conditions mutually agreed upon during the Flight Training Planning Conference, Buyer or Buyer's lessee may provide round trip transportation for Boeing's employees and necessary materials for such training as an alternative to reimbursement of Boeing for the cost of the transportation.

2.   Warranty Claim, Response and Payment Time.
     -----------------------------------------

     For purposes of Exhibit B to the Agreement, Boeing shall use its best reasonable efforts to provide: (i) its disposition regarding each claim submitted by Buyer within thirty (30) days after receipt of such claim and required substantiating data; and (ii) for approved claims, its credit memorandum, as applicable, within sixty (60) calendar days after receipt of Buyer's claim and required substantiating data.

3.   Warranty Labor Rate Determination.
     ---------------------------------

     In the event Buyer contracts for warranty work with a third party, for purposes of determining the "average direct hourly labor rate" per the provisions of paragraph 5.3 of Part B of Exhibit B of the Agreement, *


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-274  Page 2

   *

4.   State and Local Income Taxes.
     ----------------------------

     So long as the Aircraft is delivered to Buyer by Boeing in the state of Washington, the definition of Taxes as set forth in Article 4.1 of the Agreements is hereby amended to also except Washington State state and local income taxes. Notwithstanding such condition, if an Aircraft is delivered outside the state of Washington at Boeing's request, then Boeing will be responsible for state and local income taxes.

5.   Return of Advance Payments Due to *                          .
     -------------------------------------------------------------

     * , if either party exercises its rights to * , then Boeing will refund to Buyer all advance payments paid by Buyer to Boeing with respect to the * Aircraft *

6.   Further Excusable Delay Matters.
     -------------------------------

     In the event of rescheduling of an Aircraft due to an Excusable Delay pursuant to Article 6, for the purposes of applying the escalation provisions of Exhibit D to determine the purchase price of such Aircraft, the previously scheduled delivery month will be used. Buyer will pay advance payments for such Aircraft based on its previously scheduled delivery month.

7.   Return of Advance Payments Due to *                                 .
     --------------------------------------------------------------------

     * , if the Agreement is terminated by Buyer because Boeing * , Boeing will refund to Buyer all advance payments paid by Buyer to Boeing with respect to the
* Aircraft *

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-274  Page 3

     *

8.   Use of the Aircraft for Flight Test.
     -----------------------------------

     In the event Boeing requires the use of one or more of the Aircraft for Boeing's certification flight test program, Boeing will notify Buyer of such requirement and will offer Buyer reasonable compensation for such usage. Boeing further agrees to address any conditions on such Aircraft related to such testing and will assure a return to a deliverable configuration prior to delivery.

9.   Assembly and Installation Drawings.
     ----------------------------------

     If requested by Buyer, Boeing will provide, * , assembly and installation drawings in aperture card format for any Aircraft, including regular revisions to such drawings, for as long as Buyer owns such Aircraft. Initial aperture cards will be shipped subject to Boeing's normal reprint cycle, but not sooner than 120 days after delivery of the affected Aircraft. As an alternative to Buyer receiving such drawings in aperture format and in lieu of such aperture cards, Boeing will provide access to such drawings in an on-line data retrieval system. The on-line data retrieval system offering is contingent upon Buyer executing a standard on-line data retrieval system subscription agreement.

10.  Use of Aircraft for Boeing Purposes.
     -----------------------------------

     In the event Boeing requires an Aircraft prior to delivery for Boeing's sole purpose, such as a marketing, sales or community use, Boeing will obtain Buyer's consent to use such Aircraft. In addition, Boeing agrees to indemnify Buyer per the provisions of Article 9.6 for any such flight.

     In addition, notwithstanding the provisions of paragraph 7 of Exhibit E related to Buyer's risk of loss for BFE, Boeing agrees to assume risk of loss for such BFE during any flight, prior to delivery of an Aircraft, conducted by Boeing where the Aircraft is in Boeing's care, custody and control and to the extent that such flight is for Boeing's sole purpose as defined above and is not a flight as described in paragraphs 9.3 and 9.5.1 of Article 9 of the Agreement.


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-274  Page 4

11.  BFE Supplier Selection.
     ----------------------

     Boeing and Buyer recognize that Buyer's late selection of BFE suppliers may result in the impacts identified in Exhibit E to the Agreement.. Thus, Boeing and Buyer agree to work together to minimize any such impacts.

12.  Ongoing Process Improvements.
     ----------------------------

     Boeing and Buyer have been holding continuing discussions related to improving the processes Boeing utilizes in the engineering, production, delivery and customer support of Boeing aircraft. Boeing acknowledges the importance to Buyer and Boeing of improving such processes and agrees to continue such discussions. *

13.  FAA Issued Flying Time Wires.
     ----------------------------

     Boeing and Buyer acknowledge that a circumstance may occur from time to time where an Aircraft at time of delivery is (i) registered with the FAA (N-registered), (ii) has been sold to Buyer from the Boeing subsidiary, the Boeing Sales Corporation, (iii) must be exported from the United States immediately after delivery for Boeing's convenience and (iv) cannot be exported until the FAA office in Oklahoma City, Oklahoma issues a Flying Time Wire to the Buyer that must be carried as a temporary certificate of registration on the Aircraft. To expedite the issuance of such Flying Time Wire, Boeing agrees to work closely with Buyer and Buyer's representative in Oklahoma City, Oklahoma to assure within the constraints of the FAA process, that such Flying Time Wire is issued as soon as possible after delivery of the Aircraft to Buyer. Furthermore, Boeing and Buyer agree to work together to identify, in a timely manner, Aircraft which require Flying Time Wires after delivery so that such requirement can be factored into the delivery schedule development process.


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-274  Page 5

14.  Confidentiality.
     ---------------

     Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreements 1916-1.


Very truly yours,

THE BOEING COMPANY


By /s/ J.D. Robinson
  ---------------------------

Its   Attorney-In-Fact
   --------------------------

ACCEPTED AND AGREED TO as of this

date: June 24, 1996
      -------

INTERNATIONAL LEASE FINANCE CORPORATION


By  /s/ Steven R. Adams
  ---------------------------

Its  Steven R. Adams
   --------------------------
    Vice President

               [LETTERHEAD OF BOEING COMMERCIAL AIRPLANE GROUP]


6-1162-JDR-275


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA  90067


Subject:  Letter Agreement No. 6-1162-JDR-275 to
          Purchase Agreement No. 1916 -
          Option Aircraft

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1916 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 777 aircraft (Aircraft).

All terms used and not defined herein shall have the same meaning as in the Purchase Agreement.

In consideration of the purchase by Buyer of the Aircraft, Boeing hereby agrees to manufacture and sell two (2) additional Model 777-200 aircraft as described in paragraph 1 of Attachment A hereto (Option Aircraft) to Buyer, subject to the terms and conditions set forth below.

1.     Delivery.
       --------

       The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

      Month and Year            Number of
       of Delivery           Option Aircraft
      --------------         ---------------

           *                     One (1)
           *                     One (1)

2.     Price.
       -----

       2.1 The advance payment base prices of the Option Aircraft set forth below and in paragraph 2.1 of Attachment A represent the estimated delivery prices of

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-275 Page 2

the Option Aircraft. The Option Aircraft pricing elements and associated pricing terms and conditions are given in Attachment A.

       2.2 The engine manufacturers have not established the price or escalation provisions for Engines for delivery to Boeing for the Option Aircraft. The current engine prices and escalation provisions have been used for the purposes of this proposal. If such prices and provisions are established as of the date of signing the definitive agreement for such Aircraft such prices and provisions will be appropriately incorporated into the definitive agreement and, if not, then the definitive agreement will be appropriately amended when such information becomes available.

For additional information relating to price and escalation provisions applicable to the Option Aircraft refer to paragraphs 2.2 and 3.2 of Attachment A.

       2.3 The advance payment base prices of the Option Aircraft indicated below includes an estimate of * for unselected special features but do not include any amount for items of Buyer Furnished Equipment (BFE). For Buyer's planning purposes, an estimate of the price for Buyer Furnished Equipment is * (expressed in * dollars).

          Month and Year      Advance Payment Base
          of Delivery         Price Per Option Aircraft
          -------------       -------------------------

          General Electric GE90-85B Engines
          ---------------------------------
               *                    *
               *                    *

          Pratt and Whitney PW4084 Engines
          --------------------------------
               *                    *
               *                    *

          Rolls-Royce RBTRENT884 Engines
          ------------------------------
               *                    *
               *                    *

       2.4 The Option Aircraft purchase price shall be the applicable basic price thereof at the time of Option Aircraft delivery adjusted in accordance with


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-275 Page 3

Boeing's airframe escalation provisions and the engine manufacturer's escalation provisions contained in the definitive agreement to purchase the Option Aircraft. The purchase price will include the price for Seller Purchased Equipment (SPE) if Buyer has elected to change Buyer Furnished Equipment (BFE) to SPE.

3.     Option Aircraft Payment.
       -----------------------

       3.1 In consideration of the granting of the option as set forth herein, Buyer will pay a deposit to Boeing of * for each Option Aircraft (Deposit). Such deposit will be made in two payments for each Option Aircraft; the first payment of * to be made * ; and the second payment of * to be paid * . In the event Buyer exercises its option herein, the amount of the Deposit will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in paragraph 3 of Attachment
A. The Deposits for the Option Aircraft shall be refunded to Buyer, without interest, if the parties do not enter into a definitive purchase agreement for the Aircraft.

In the event that, after the parties enter into a definitive agreement to purchase the Aircraft, Buyer does not exercise its option to purchase the Option Aircraft pursuant to the terms and conditions set forth herein, Boeing shall be entitled to retain the Deposits for the Option Aircraft except as provided in paragraph 4.2 herein.

       3.2 Advance payments in the amount of * of the advance payment base price will be payable on the Option Aircraft in accordance with paragraph 3 of Attachment A. The remainder of the Option Aircraft purchase price is due at the time of delivery of the Option Aircraft.

4.     Option Exercise.
       ---------------

       4.1 To exercise its Option, Buyer shall give written or telegraphic notice thereof to Boeing on or before * prior to the first day of the scheduled delivery month of each Option Aircraft.


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-275 Page 4

In such notice Buyer shall select the Option Model type, engine type, and the applicable delivery positions.

       4.2 It is understood and agreed that Boeing may accelerate the option exercise dates specified above if Boeing must make production decisions which are dependent on Buyer's decision to buy the Option Aircraft. If Boeing elects to accelerate the option exercise dates, Boeing shall do so by giving written or telegraphic notice thereof to Buyer. Such notice shall specify the revised option exercise dates, which shall not be earlier than thirty (30) days after the date of transmittal of such notice, and the Option Aircraft delivery positions affected by such revision. If Buyer fails to exercise its option for any Option Aircraft affected by such revised dates, the Deposit applicable to such Option Aircraft shall be promptly refunded to Buyer, *.

5.     Contract Terms.
       --------------

       It is understood that Boeing and Buyer will use their best efforts to amend the Agreement, within thirty (30) days after Buyer exercises an option to purchase Option Aircraft pursuant to paragraph 4 to add the Option Aircraft to the Agreement as an Aircraft, except that the provisions of paragraph 1.3 of Letter Agreement 6-1162-JDR-267 will apply to such Option Aircraft.

In the event the parties have not entered into such an agreement within the time period contemplated herein, either party shall have the right, exercisable by written or telegraphic notice given to the other within ten (10) days after such period, to cancel the purchase of such Option Aircraft.

6.     Cancellation of Option to Purchase.
       ----------------------------------

       Either Boeing or Buyer may cancel the option to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this letter agreement, or in the Purchase Agreement, as the case may be:

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-275 Page 5

        (i) termination of the purchase of the Aircraft under the Purchase Agreement for any reason, except exercise of Buyer's rights under Letter Agreement 6-1162-JDR-269, paragraph 3 and Letter Agreement 6-1162-JDR-272, paragraph 2;

       (ii) payment by Buyer of the Deposit with respect to an Option Aircraft pursuant to paragraph 3.1 herein; or

       (iii) exercise of an option to purchase an Option Aircraft pursuant to the terms hereof.

Any cancellation of an option to purchase by Boeing which is based on the termination of the purchase of Aircraft under the Purchase Agreement shall be on a one-for-one basis, for each Aircraft so terminated.

Cancellation of an option to purchase provided by this letter agreement shall be caused by either party giving written notice to the other within ten (10) days after the respective date in question. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the option to purchase has been cancelled shall thereupon terminate.

If cancellation is because of the revision of an option exercise date by Boeing pursuant to paragraph 4.2, Boeing will promptly refund to Buyer, without interest, any payments received from Buyer, including the Deposit, with respect to the Option Aircraft for which the option is cancelled. If cancellation is for any other reason, Boeing shall promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft, except the Deposit, which Boeing shall retain.

7.     Confidentiality.
       ---------------

       Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of

International Lease Finance Corporation
6-1162-JDR-275 Page 6


Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 1916-1.


Very truly yours,

THE BOEING COMPANY


By  /s/ J.D. Robinson
- ---------------------------
Its ATTORNEY IN FACT
    -----------------------

ACCEPTED AND AGREED TO this

Date: June 24, 1996
      --------

INTERNATIONAL LEASE FINANCE CORPORATION


By /s/  Steven R. Adams
   ------------------------

Its  Steven R. Adams
   ------------------------
     Vice President

Attachment

Attachment A to
6-1162-JDR-275
Page 1


Model 777-200IGW Aircraft
- -------------------------

1.  Option Aircraft Description and Changes.
    ---------------------------------------

    1.1    Aircraft Description - General Electric Engines.
           -----------------------------------------------

           The Option Aircraft is described by Boeing Configuration Specification D019W004, Revision A, dated February 29, 1996 (excluding Optional Features defined within the Configuration Specification), which includes a Takeoff Gross Weight of 580,000 pounds, as revised to include:

           (1)  The following special features:

                (a) Three-Class Passenger Interior With 7-Abreast Business Class and 9-Abreast Economy Class Seating (305 passengers) -
                        (Change Request 0130CG7207).

                (b)     GE Aircraft Engines (GEAE) -
                        GE90-85B Engines (Change Request 7200CG7012).


    1.2    Aircraft Description - Pratt and Whitney Engines.
           ------------------------------------------------

           The Option Aircraft is described by Boeing Configuration Specification D019W004, Revision A, dated February 29, 1996 (excluding Optional Features defined within the Configuration Specification), which includes a Takeoff Gross Weight of 580,000 pounds, as revised to include:

           (1)  The following special features:

                (a) Three-Class Passenger Interior With 7-Abreast Business Class and 9-Abreast Economy Class Seating (305 passengers) -
                        (Change Request 0130CG7207).

                (b)     Pratt and Whitney -
                        PW4084 Engines (Change Request 7200CG7010).

Attachment A to
6-1162-JDR-275
Page 2

    1.3  Aircraft Description - Rolls-Royce Engines.
         ------------------------------------------

         The Option Aircraft is described by Boeing Configuration Specification D019W004, Revision A, dated February 29, 1996 (excluding Optional Features defined within the Configuration Specification), which includes a Takeoff Gross Weight of 580,000 pounds, as revised to include:

         (1)    The following special features:

                (a) Three-Class Passenger Interior With 7-Abreast Business Class and 9-Abreast Economy Class Seating (305 passengers) -
                        (Change Request 0130CG7207).

                (b)     Rolls Royce - RB211-TRENT-884
                        Engines (Change Request 7200CG7015).


    1.4  Changes.  The Option Aircraft Configuration Specification will be
         -------
further revised to include:

         (1) Changes applicable to the basic Model 777-200IGW aircraft which are developed by Boeing between the date of the Configuration Specification and the signing of the definitive agreement.

         (2)    Changes mutually agreed upon.

         (3) Changes required to obtain an Export Certificate of Airworthiness or a Standard Airworthiness Certificate, as the case may be.

Attachment A to
6-1162-JDR-275
Page 3


2.  Price Description.
    -----------------

    2.1  Option Aircraft Price Details.
         -----------------------------


                                      Base         Estimated
                    Quantity        Airframe         Engine            Estimated            Estimated
   Month/Year          of             Price          Price       Aircraft Basic Price     Advance Payment
   of Delivery      Aircraft           (*)            (*)                (*)                Base Price
- ------------------------------------------------------------------------------------------------------------------
If GE Engines:
- -----------------
     *              One (1)              *              *                 *                      *
     *              One (1)              *              *                 *                      *

If PW Engines:
- -----------------
     *              One (1)              *              *                 *                      *
     *              One (1)              *              *                 *                      *

If RR Engines:
- -----------------
     *              One (1)              *              *                 *                      *
     *              One (1)              *              *                 *                      *

- ------------------------------------------------------------------------------------------------------------------

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment A to
6-1162-JDR-275
Page 4

2.  Price Description. (Continued)
    -----------------

    2.2    Special Features.  The Aircraft Basic Price for the Option Aircraft
           ----------------
will be adjusted as required to reflect Special Features selected by Buyer for the Option Aircraft.

    2.3    Price Adjustments.
           -----------------

           2.3.1 The Advance Payment Base Price of each Option Aircraft will be adjusted at the time of signing the definitive agreement and thereafter as appropriate to reflect changes made in the elements of such prices.

           2.3.2 The Aircraft Basic Price of the Option Aircraft will be subject to adjustment in accordance with the provisions of Article 8 of the Agreement.

           2.3.3 The engine manufacturers have not established the price or escalation provisions for Engines for delivery to Boeing for the Option Aircraft. The current engine prices and escalation provisions have been used for the purposes of this proposal. If such prices and provisions are established as of the date of signing the definitive agreement for such Aircraft such prices and provisions will be appropriately incorporated into the definitive agreement and, if not, then the definitive agreement will be appropriately amended when such information becomes available.

    2.4    Foreign Regulatory Requirements.  The Aircraft Price does not include
           -------------------------------
any amount relating to changes to the Option Aircraft required in order to export such Option Aircraft to a country outside the United States.
Accordingly, Buyer will pay Boeing's price for any addition to, or change, modification or testing of any Option Aircraft (in this paragraph individually or collectively called "change") required by such country of import, which varies from or is in addition to the airworthiness requirements of the FAA for the issuance of a Standard Airworthiness Certificate. The Detail Specification for the Option Aircraft will be amended to reflect such change. Buyer will pay Boeing's price to obtain validation of the Option Aircraft for export to such country of import, including amounts for data, studies and testing required by any governmental agency of such country of import, and any associated charges by such agency. If delivery of the Option Aircraft is delayed by the incorporation in the Option Aircraft or validation of such changes the definitive

Attachment A to
6-1162-JDR-275
Page 5

purchase agreement will be appropriately revised to reflect such delay.

3.  Advance Payment Schedules, Prices and Adjustments.
    -------------------------------------------------

    3.1 Buyer will pay advance payments for each Option Aircraft on the dates and in the amounts determined below.

                                   Amount Due per Option Aircraft
                                   ------------------------------
                                      (Percentage times Advance
Due Date of Payment                       Payment Base Price)
- -------------------
       *                                         *
     -----                                     -----

Total                                            *

Any advance payments that would be past due as of the date of signing the definitive purchase agreement for the Option


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment A to
6-1162-JDR-275
Page 6

Aircraft in accordance with the above schedule are due and payable on such date.


    3.2 The Advance Payment Base Price of each Option Aircraft has been established using currently available forecasts of the escalation factors used by Boeing and applicable to the scheduled month and year of Option Aircraft delivery. Such Advance Payment Base Prices will be reestablished at the time of signing of the definitive purchase agreement for the Option Aircraft, using the then-current forecasted escalation factors used by Boeing.

    3.3 With respect to Option Aircraft contracted for delivery more than 36 months from the date of the definitive purchase agreement for the Option Aircraft, the Advance Payment Base Prices will be further revised not later than 25 months prior to the scheduled month of delivery, as required to reflect the effects of (i) any adjustments in the Option Aircraft Basic Prices of such Option Aircraft, as determined in accordance with the provisions of the definitive purchase agreement, and (ii) the then-current forecasted escalation factors used by Boeing.

    3.4 For Option Aircraft for which the Advance Payment Base Prices are adjusted pursuant to this paragraph, Buyer will: (i) *; and (ii) use such adjusted Advance Payment Base Price in determining the amount of remaining advance payments due Boeing for such Option Aircraft.

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

               [LETTERHEAD OF BOEING COMMERCIAL AIRPLANE GROUP]


6-1162-JDR-276


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA  90067

Subject:      Letter Agreement No. 6-1162-JDR-276 to
              Purchase Agreement No. 1916 -
              Assignment of Rights, * and
              * Matters

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1916 (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 777 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

Boeing acknowledges the nature of Buyer's business as a lessor of aircraft to commercial airlines and that Buyer is not an aircraft operator. In consideration of the relationship between Boeing and Buyer and the purchase of the Aircraft, Boeing and Buyer agree as follows:

1.     Assignment of Rights in Post-Delivery Sale or Lease.
       ---------------------------------------------------

       * Boeing's consent to any such assignment shall be conclusive evidence that Buyer has satisfied its obligations *.

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-276    Page 2


2.     Future Changes.
       --------------

       If, prior to delivery of the last Aircraft, Boeing substantially changes the pro forma language of * the Agreement, *. If Buyer accepts Boeing's offer to incorporate the revised language, then the Agreement will be amended, as appropriate, to incorporate the revised provisions.

3.     Confidentiality.
       ---------------

       Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 1916-1.


Very truly yours,

THE BOEING COMPANY


By /s/ J.D. Robinson
   -----------------------

Its  Attorney-In-Fact
   -----------------------


ACCEPTED AND AGREED TO this 24th
                            ----

day of June, 1996
       ----


INTERNATIONAL LEASE FINANCE
CORPORATION


By  /s/ Steven R. Adams
    -----------------------

Its     Steven R. Adams
    ----------------------
        Vice President


ATTACHMENTS


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment A to
Letter Agreement
No. 6-1162-JDR-276 Page 1


                     ASSIGNMENT OF RIGHTS AND OBLIGATIONS
                     ------------------------------------
                      (Post-Delivery Sale of an Aircraft)
                      -----------------------------------



Vice President - Aircraft Contracts
The Boeing Company
P.O. Box 3707
Seattle, Washington 98124

Subject:  Notice of Sale - International Lease Finance
          Corporation, as Seller and ___________________, as Buyer of one 777 Aircraft, Serial No. _______

In connection with International Lease Finance Corporation's sale to _______________________ ("Buyer") of a Boeing aircraft (more fully described below), reference is made to the following documents:

1. Purchase Agreement No. 1916 dated as of _________, 19__ between The Boeing Company ("Boeing") and International Lease Finance Corporation ("ILFC") (the "Boeing Agreement") under which ILFC purchased a certain Boeing Model 777 aircraft bearing Manufacturer's Serial No. _______ (the "Aircraft").

2. Aircraft Sale Agreement (the "Sale Agreement") for the Aircraft dated as of __________, 19__, between ILFC and Buyer.

Capitalized terms used herein without definition will have the same meaning as in the Boeing Agreement.

In connection with ILFC's sale of the Aircraft under the Sale Agreement, ILFC is transferring to Buyer (i) all remaining rights, if any, of ILFC related to the Aircraft under the Boeing Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Boeing Agreement:

       (1) Buyer acknowledges that it has received copies of the following provisions of the Boeing Agreement applicable to the Aircraft and agrees to be bound by and comply with all the terms, conditions, and limitations contained in such provisions, including without limitation the disclaimer and release, exclusion of liabilities, indemnity and insurance provisions thereof:

Attachment A to
Letter Agreement
No. 6-1162-JDR-276 Page 2


     A. Boeing Agreement
        (1) Article 6 - Excusable Delay
               (a) 6.1 General
        (2) Article 10 - Assignment, Resale or Lease
               (a) 10.1 Assignment
               (b) 10.3 Sale by Buyer after Delivery
               (c) 10.4 Lease by Buyer after Delivery
               (d) 10.5 No Increase in Boeing Liability
               (e) 10.6 Exculpatory or Indemnity Clause in
                        Post-delivery Sale or Lease
        (3) Article 12 - Product Assurance; Disclaimer and
                         Release; Exclusion of Liabilities;
                         Customer Support; Indemnification
                         and Insurance (in its entirety)
        (4) Article 14 - Contractual Notices and Requests
        (5) Article 15 - Miscellaneous
               (a) 15.4 Governing Law

     B. Exhibit B - Product Assurance Document
        (1) Part A   Boeing Warranty
        (2) Part B   Warranty Repairs and Modifications by
                     Buyer
        (3) Part C   Boeing Service Life Policy
        (4) Part D   Boeing Indemnity Against Patent
                     Infringement
        (5) Part D-1 Boeing Indemnity Against Copyright
                     Infringement
        (6) Part E   Supplier Warranties and Patent
                     Indemnities
        (7) Part G   Boeing Interface Commitment
        (8) Part H   General

     C. Exhibit C-1/C-2 - Customer Support Document
        (1) Part B   Boeing Customer Support Services
        (2) Part D   Technical Data and Documents
        (3) Part E   Buyer's Indemnification of Boeing and
                     Insurance
        (4) Part F   Alleviation or Cessation of Performance

     D. Exhibit E - Buyer Furnished Equipment Provisions
                    Document
        (1) Paragraph 8  Indemnification of Boeing
        (2) Paragraph 9  Patent Indemnity

     E. Letter Agreement No. 1916-3 - Seller Purchased
                    Equipment
        (1) Paragraph 6  Buyer's Indemnification of Boeing

Attachment A to
Letter Agreement
No. 6-1162-JDR-276 Page 3


       (2)  *

       (3)  *

       (4)  *

We request that Boeing, upon receipt of this letter, acknowledge receipt thereof and the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

___________________________     INTERNATIONAL LEASE
________________ (Buyer)        FINANCE CORPORATION (Seller)

By:______________________       By:________________________

Its:_____________________       Its:_______________________

Dated:___________________       Dated:_____________________


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment A to
Letter Agreement
No. 6-1162-JDR-276 Page 4


                Boeing Acknowledgment and Consent to Assignment
                -----------------------------------------------

Receipt of the above letter acknowledged and transfer of rights as set forth therein with respect to the Aircraft is confirmed, effective as of this date.

                  THE BOEING COMPANY

                  By:
                      ---------------------------

                  Its:    Attorney-in-Fact
                       --------------------------

                  Dated:
                         ------------------------

Attachment B to
Letter Agreement
No. 6-1162-JDR-276  Page 1


                     ASSIGNMENT OF RIGHTS AND OBLIGATIONS
                     ------------------------------------
                     (Post-Delivery Lease of an Aircraft)
                     ------------------------------------



Vice President - Aircraft Contracts
Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, Washington 98124

Subject: Assignment of Rights and Obligations - International Lease Finance Corporation, as Lessor and ___________________, as Lessee of Model 777 Aircraft, Serial No. _______

In connection with International Lease Finance Corporation's lease to _______________________ ("Lessee") of a Boeing aircraft (more fully described below), reference is made to the following documents:

1. Purchase Agreement No. 1916 dated as of _________, 19__ between The Boeing Company ("Boeing") and International Lease Finance Corporation ("ILFC") (the "Boeing Agreement") under which ILFC purchased a certain Boeing Model 777 aircraft bearing Manufacturer's Serial No. _______ (the "Aircraft").

2. Aircraft Lease Agreement (the "Lease") for the Aircraft dated as of __________, 19__, between ILFC and Lessee.

[3. Spare Parts General Terms Agreement No. 8Q dated as of May 20, 1977, as amended and supplemented, between Boeing and ILFC (the "ILFC GTA").][THIS REFERENCE SHOULD BE USED ONLY IF LESSEE DOES NOT HAVE ITS OWN GTA]

Capitalized terms used herein without definition will have the same meaning as in the Boeing Agreement.

In connection with ILFC's lease of the Aircraft under the Lease, ILFC is transferring to Lessee (i) all remaining rights of ILFC related to the Aircraft under the Boeing Agreement [and (ii) rights to purchase Spare Parts related to the Aircraft from Boeing].[THIS PART OF THE SENTENCE SHOULD BE USED ONLY IF LESSEE DOES NOT HAVE ITS OWN GTA]. To accomplish this transfer of rights, as authorized by the provisions of the Boeing Agreement:

       (1) Lessee acknowledges that it has received copies of the following provisions of the Boeing Agreement

Attachment B to
Letter Agreement
No. 6-1162-JDR-276 Page 2

applicable to the Aircraft and agrees to be bound by and comply with all the terms, conditions, and limitations contained in such provisions, including without limitation the disclaimer and release, exclusion of liabilities, indemnity and insurance provisions thereof:

     A. Boeing Agreement
        (1) Article 6 - Excusable Delay
               (a) 6.1 General
        (2) Article 10 - Assignment, Resale or Lease
               (a) 10.1 Assignment
               (b) 10.3 Sale by Buyer after Delivery
               (c) 10.4 Lease by Buyer after Delivery
               (d) 10.5 No Increase in Boeing Liability
               (e) 10.6 Exculpatory or Indemnity Clause in
                        Post-delivery Sale or Lease
        (3) Article 12 - Product Assurance; Disclaimer and
                         Release; Exclusion of Liabilities;
                         Customer Support; Indemnification
                         and Insurance (in its entirety)
        (4) Article 14 - Contractual Notices and Requests
        (5) Article 15 - Miscellaneous
               (a) 15.4 Governing Law

     B. Exhibit B - Product Assurance Document
        (1) Part A   Boeing Warranty
        (2) Part B   Warranty Repairs and Modifications by
                     Buyer
        (3) Part C   Boeing Service Life Policy
        (4) Part D   Boeing Indemnity Against Patent
                     Infringement
        (5) Part D-1 Boeing Indemnity Against Copyright
                     Infringement
        (6) Part E   Supplier Warranties and Patent
                     Indemnities
        (7) Part G   Boeing Interface Commitment
        (8) Part H   General

     C. Exhibit C - Customer Support Document
        (1) Part B   Boeing Customer Support Services
        (2) Part D   Technical Data and Documents
        (3) Part E   Buyer's Indemnification of Boeing and
                     Insurance
        (4) Part F   Alleviation or Cessation of Performance

     D. Exhibit E - Buyer Furnished Equipment Provisions
                    Document
        (1) Paragraph 8  Indemnification of Boeing
        (2) Paragraph 9  Patent Indemnity

Attachment B to
Letter Agreement
No. 6-1162-JDR-276 Page 3


     E. Letter Agreement No. 1916-3 - Seller Purchased
                    Equipment
        (1) Paragraph 6  Buyer's Indemnification of Boeing

        (2) Lessee recognizes that Boeing's obligation to provide training, support and services to Lessee pursuant to Exhibit C of the Boeing Agreement is conditioned on the receipt by Boeing of evidence of compliance by Lessee with the insurance requirements set forth in paragraph 2 of Part E of Exhibit C or in such other form as may be satisfactory to Boeing, prior to the commencement of such support and services.

        [(3)   Lessee confirms to Boeing that Lessee, which is not presently a party to a /Spare Parts//Customer Services/ General Terms Agreement with Boeing, agrees to be bound by all applicable terms, conditions and limitations of the ILFC GTA including, without limitation, paragraphs 15.9 and 15.10 of Article 15,
Article 17 and paragraphs 9.8, 9.9 and 11 of Exhibit A, with respect to any Spare Parts or Leased Parts ordered for the Aircraft. Lessee further agrees that the payment provisions of the ILFC GTA will be applicable to Spare Parts or Leased Parts ordered by Lessee for the Aircraft, provided however, the "net 30 days" payment provisions are subject to approval of Lessee's credit by Boeing and, in addition, Boeing may establish a credit limit on Lessee's account; and][THIS PARAGRAPH SHOULD BE USED ONLY IF LESSEE DOES NOT HAVE ITS OWN GTA]

        /(3)//(4)/  *

        /(4)//(5)/  *


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment B to
Letter Agreement
No. 6-1162-JDR-276 Page 4


*

        /(5)//(6)/ Lessee hereby accepts the authorization set forth in paragraph /(4)//(5)/ and agrees to be bound by and to comply with all the terms, conditions and limitations of the Articles and paragraphs of the Boeing Agreement referenced in paragraph 1 above.

        /(6)//(7)/ This Assignment may be signed by the parties hereto in separate counterparts, each of which when executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        /(7)//(8)/ This Assignment shall be governed by, and construed in accordance with, the laws of the State of Washington, including all matters of construction, validity and performance.

We request that Boeing, upon receipt of this letter, acknowledge receipt thereof and the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

___________________________     INTERNATIONAL LEASE
________________ (Lessee)       FINANCE CORPORATION (Lessor)

By:______________________       By:________________________

Its:_____________________       Its:_______________________

Dated:___________________       Dated:_____________________


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment B to
Letter Agreement
No. 6-1162-JDR-276 Page 5


                Boeing Acknowledgment and Consent to Assignment
                -----------------------------------------------

Receipt of the above letter acknowledged and transfer of rights as set forth therein with respect to the Aircraft is confirmed, effective as of this date.

                                       THE BOEING COMPANY

                                       By:
                                           ---------------------------
                                       Its:    Attorney-in-Fact
                                           ---------------------------

                                       Dated:
                                              ------------------------